UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone Senior Floating Rate 2027 Term Fund
(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Kevin Michel
Blackstone Alternative Credit Advisors LP
345 Park Avenue, 31st Floor
New York, New York 10154

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Item 1. Report to Stockholders.

(a)

Blackstone

Blackstone
Senior Floating Rate 2027 Term Fund
(NYSE: BSL)

Blackstone
Long-Short Credit Income Fund
(NYSE: BGX)

Blackstone
Strategic Credit 2027 Term Fund
(NYSE: BGB)

Semi-Annual Report

June 30, 2025

Table of Contents

Manager Commentary	2
Fund Summary	4
Portfolio of Investments	13
Statements of Assets and Liabilities	64
Statements of Operations	65
Statements of Changes in Net Assets	66
Statements of Cash Flows	67
Financial Highlights	68
Notes to Financial Statements	76
Summary of Dividend Reinvestment Plan	92
Additional Information	93
Privacy Procedures	94
Approval of Investment Advisory Agreement	104
Trustees & Officers	108

Blackstone Credit & Insurance Funds	Manager Commentary

June 30, 2025 (Unaudited)

To Our Shareholders:

Credit Resilience Through the Volatility

Credit markets have weathered an exciting and dynamic few months to round out the first half of 2025, characterized by solid gains, robust supply and healthy spreads, which broadly show little evidence of April’s tariff drama. An almost unwavering supply/demand technical dynamic buffered markets from the impact of global trade and macroeconomic and geopolitical headwinds, allowing investors to take advantage of the opportunities that often arise from more volatile periods.

Persistent demand for higher yielding credit assets against a still-limited new money supply underpinned performance across US loans, high yield and CLOs over the first half of 2025, enabling credit markets to swiftly rebound from the global tariff-related volatility of March and April and wrap the period with solid gains.

6-Month Total Returns as of June 30, 2025
US Loans (Morningstar LSTA US Leveraged Loan Index)	2.81%
US High Yield Bonds (Bloomberg High Yield US High Yield Index)	4.57%
3-month Treasury Bills (Bloomberg U.S. Treasury Bellwethers: 3 Month)	2.10%
10-year Treasuries (Bloomberg U.S. Treasury Bellwethers: 10 Year)	5.08%
US Aggregate Bonds (Bloomberg U.S. Aggregate Index)	4.02%
US Investment Grade Bonds (Bloomberg U.S. Corporate Investment Grade Index)	4.17%
Emerging Markets (Bloomberg EM USD Aggregate Index)	4.94%
US Large Cap Equities (S&P 500® Index)	6.16%

Sources: Bloomberg, Pitchbook/LCD

Past Performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

US High Yield Index returned 4.57% over the first half of 2025,1 leading the pack and spurred on by the rally across risk assets at the end of the second quarter. That rally pushed the S&P 500 to an all-time high in June and resulted in a first half return of 6.2%,2 while the US 10-year Treasury yield ended the period at 4.2%.3 Ongoing carry across floating rate loans and CLOs supported 2.8% and 2.7% gains for US loans and CLO AAAs, respectively4. It was almost a complete reversal of a year ago, when the 4.4% gain for loans outperformed the US High-Yield Index’s 2.6% return over the first half of 2024.5

Drilling into the Demand/Supply Technical

In loans, average prices fully retraced April’s selloff. There was a three point increase from April’s low, resulting in a price of $97.1 at the end of June. This pushed the cohort of “par plus” loans to 41% in June, triggering a fresh wave of repricings. ~$28 billion of loans repriced in June and activity picked up pace in July following January’s $138 billion of repricings—the second highest tally on record—when ~65% of the market was priced at par and above.6

CLO demand fueled the rebound, as May’s supply, at a six-month high, pushed US CLO volumes to $99 billion in the YTD period, which was just slightly behind 2024’s record pace.7 While still small, demand from CLO ETFs continues to strengthen, growing to ~$29 billion, or roughly 5% of the $577 billion US AAA CLO market.8 Flows into retail loan funds have proved less stellar, at ~$4 billion of outflows split roughly 50:50 between mutual funds and ETFs through the first six months of 2025.9 By contrast, 10 consecutive weeks of flows into US high yield retail funds were driven mostly by high yield ETFs and more than offset April’s $13 billion withdrawal, leaving the YTD net inflows at $11.4 billion.10

On the other side of the technical ledger, loan and high yield issuance lagged last year despite picking up pace after April’s tariff temporary lull. Fewer refinancings in the first half of 2025 left the $223 billion of institutional loan volume 23% behind where it was in 2024.11 US LBO loan issuance fared better and was up 28% year-over-year, although the flow eased over the second quarter of 2025.12 Average new issue spreads on M&A related deals tightened to roughly S+325 in May and June, retracing from nearly S+400 in April but not quite returning to February’s post-great financial crisis low of S+307.13

Borrowers leveraged the new money shortfall to bring other opportunistic deals such as dividend recaps and hung deals.14 Private credit has yielded additional financing opportunities, with 15 borrowers refinancing $15.4 billion of direct loans with cheaper broadly syndicated loans over the first half of 2025.15 High yield issuance lags last year by a similar 22%, dominated by refinancings at ~66%, with LBOs running at about 3% of this year’s volume.16

Opportunities, and Volatility Ahead

So far, we believe the impact from tariffs on inflation and growth has been encouraging. Ongoing economic data releases reflect a relatively benign backdrop. Global trade, US policy and geopolitical headwinds remain, and we are mindful of the forecasted marginal deceleration in growth towards the end of the year before forecasted improvement in 2026. As such, our base case remains for a soft landing across the US, Europe and the UK.17

Markets have normalized since the widening in response to the tariff announcements, but the strong technical and resilient data keep us constructive on the credit opportunity ahead. Dampened rate cut expectations support the carry benefit for floating rate loans and CLOs. In the case of the latter, forecasts for ongoing elevated supply could keep US CLO spreads wider vs. this year’s pre-Liberation Day tights. In loans, repricing risk is a consideration, although we believe the magnitude of such risk will be lower than last year because so much spread has come out of the market.18

Ongoing uncertainty may generate additional bouts of volatility. This volatility may bring fresh opportunities for credit investors, similar to the attractive entry point to high yield that was created by April’s sharp spread widening. High yield spreads have since retraced to ~281bps, although they remain ~25bps above the pre-Liberation day tights. We remain focused on the potential for increased downside risk at current levels, although persistent demand for higher yielding assets heading into the seasonal supply slowdown in August could grind spreads and prices tighter and higher into Labor Day.19

2	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Manager Commentary

June 30, 2025 (Unaudited)

Finally, the potential for additional volatility and continued credit and manager performance dispersion amid ongoing LME activity highlights the importance of manager selection. Lower-rated CCC credits may have rallied as risk appetite returned in June, but higher-rated loans have continued to lead YTD performance, with CCCs weighed down by steeper market value losses.20 Resilient credit fundamentals such as steady leverage and improving interest coverage should serve as a potential cushion against any increased pressure on corporate balance sheets.21 Credit default rates remain historically low.22

Scaled managers, like Blackstone, with broadly diversified and fully integrated platforms seek to pivot to the best opportunities available to generate alpha. We also aim to stay up in quality and in sectors underpinned by secular tailwinds in an effort to help mitigate downside through the uncertainty ahead.

At Blackstone Credit & Insurance, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at https://www.blackstone.com/our-businesses/registered-products/#closed-end-funds

Sincerely,

Blackstone Liquid Credit Strategies LLC

All figures are approximate and as of June 30, 2025, unless otherwise indicated. The words “we”, “us”, and “our” refer to BSL, BGX and BGB, unless the context requires otherwise. In all other instances, including with respect to current and forward-looking views and opinions of the market and BSL, BGX and BGB’s portfolio and performance positioning, these terms refer to BSL’s, BGX’s and BGB’s adviser, Blackstone Liquid Credit Strategies LLC.

Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BSL’s, BGX’s and BGB’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BSL, BGX and BGB believe these factors include but are not limited to those described under the section entitled “Risk Factors” in their prospectuses and annual reports for the most recent fiscal year, and any such updated factors included in their periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BSL’s, BGX’s and BGB’s prospectus and other filings). Except as otherwise required by federal securities laws, BSL, BGX and BGB undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

[1]	Bloomberg US High Yield Index, as of June 30, 2025.
[2]	BBG S&P 500 Index, as of June 30, 2025.
[3]	Bloomberg US HY Index, S&P 500 Index, and USGG 10Y Index, as of June 30, 2025.
[4]	Morningstar LSTA US Leveraged Loan Index, as of June 30, 2025.
[5]	Morningstar LSTA US Leveraged Loan Index, Bloomberg High Yield Index, as of June 30, 2024.
[6]	Morningstar LSTA US Leveraged Loan Index, as of June 30, 2025. Pitchbook LCD Q2 US Loan Market Wrap: Dealmaking, prices pick up after April outage, as of June 26, 2025.
[7]	Pitchbook LCD CLO Data, as of June 30, 2025.
[8]	BofA CLO Research analysis, as of July 8, 2025.
[9]	Morningstar Fund Flow data, (reported in Pitchbook LCD), as of July 7, 2025.
[10]	Pitchbook LCD news reports quoting Morningstar Direct data, as of July 7, 2025.
[11]	Pitchbook LCD Q2 US Loan Market Wrap: Dealmaking, prices pick up after April outage, as of June 26, 2025.
[12]	Pitchbook LCD, Q2 US Loan Market Wrap, as of June 26, 2025.
[13]	Pitchbook LCD Q2 US Loan Market Wrap: Dealmaking, prices pick up after April outage, as of June 26, 2025.
[14]	BXCI Views and Beliefs, as of July 2025.
[15]	Pitchbook LCD Q2 US Private Credit Wrap: Mega loans salvage deal flow wrecked by tariffs, as of June 23, 2025.
[16]	Pitchbook LCD, Q2 US HY Wrap: Borrowers swoop on rapid recovery in eye of tariff storm, as of June 25 (data through June 17, 2025).
[17]	Blackstone Private Wealth Investment Strategy Team, as of July 10, 2025.
[18]	BXCI Views and Beliefs, as of July 1, 2025.
[19]	BXCI views and beliefs, as of July 2025.
[20]	Pitchbook LCD Q2 US Loan Market Wrap: Dealmaking, prices pick up after April outage, as of June 26, 2025.
[21]	JP Morgan Q1’25 Leveraged Loan Credit Fundamentals, as of June 23, 2025.
[22]	JP Morgan Default Monitor, as of July 1, 2025.

Semi-Annual Report | June 30, 2025	3

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

June 30, 2025 (Unaudited)

Blackstone Senior Floating Rate 2027 Term Fund

Fund Overview

Blackstone Senior Floating Rate 2027 Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the Fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2027.

Portfolio Management Commentary (BSL)

Fund Performance

As of June 30, 2025, BSL outperformed its benchmark, the Morningstar LSTA US Leveraged Loan Index (“Morningstar LLI”), on a Net Asset Value (“NAV”) per share basis for the three-year, five-year, ten-year, and since inception periods and underperformed its benchmark for the six-month and one-year period. On a share price basis, the Fund outperformed its benchmark for the six-month, one-year, three-year, five-year, ten-year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 1.9% for the six months ended June 30, 2025, compared to its peer group average discount of 2.0% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended June 30, 2025 was primarily attributable to credit selection within the Fund’s loan allocation. The Fund’s allocation to CLO securities contributed positively to the Fund’s performance for the period. By issuer, the largest positive contributors to performance were Dcert Buyer Inc, Cornerstone OnDemand Inc, and Envision Healthcare Corp. The most significant detractors were CDK Global II LLC, Newfold Digital Holdings Group Inc, and Mitnick Corporate Purchaser Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were commercial & professional services, capital goods, and automobiles & components; the largest sector underweights included consumer services, materials, and media & entertainment. The Fund slightly increased its asset allocation to CLO securities and decreased its exposure to loans during the period.

4	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

June 30, 2025 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BSL Total Return (as of June 30, 2025)

	6 Months	1 Year	3 Year	5 Year	10 Year	Since Inception
NAV*	2.01%**	6.91%	10.06%	8.48%	5.69%	5.80%
Market Price*	3.27%	11.61%	12.36%	10.81%	6.22%	5.40%
Morningstar LSTA US Leveraged Loan Index	2.81%	7.29%	9.69%	7.45%	5.15%	5.20%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2025 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2025	5

Blackstone Senior Floating Rate 2027 Term Fund	Fund Summary

June 30, 2025 (Unaudited)

BSL’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating*

*	For more information on Moody’s ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	7.71%
Current Dividend Yield^	8.14%
Effective Duration^^	0.12 yr
Average Position*	0.28%
Leverage*	31.50%

^	Using current dividend rate of $0.097/share and market price/share as of June 30, 2025.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Boxer Parent Company Inc	1.1%
Quikrete Holdings Inc	1.1%
MJH Healthcare Holdings, LLC	0.9%
Project Alpha Intermediate Holding Inc	0.8%
Action Environmental Gro	0.8%
Prime Security Services Borrower LLC	0.8%
Global Medical Response	0.8%
Hyperion Refinance Sarl	0.8%
Fortress Intermediate 3 Inc	0.8%
Bain Capital Credit Clo, Limited	0.7%
Top 10 Issuer	8.6%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	13.4%
Financial Services#	9.1%
Professional Services	7.5%
Health Care Providers & Services	5.3%
IT Services	4.8%
Top 5 Industries	40.1%

*	As a percentage of Managed Assets.
^	Global Industry Classification Schema (“GICS”).
#	Includes 7.2% of CLO Securities as a percentage of Managed Assets.

6	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2025 (Unaudited)

Blackstone Long-Short Credit Income Fund

Fund Overview

Blackstone Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in firstand second-lien secured loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary (BGX)

Fund Performance

As of June 30, 2025, BGX outperformed a composite weighting of the Morningstar LLI and the Bloomberg U.S. High Yield Index (“Bloomberg HYI”) (85% loans, 15% high yield bonds) on a NAV per share basis for the one-year, three-year, five-year, ten-year, and since inception periods and underperformed its benchmark for the six-month period. On a share price basis, the Fund outperformed its benchmark for the six-month, one-year, three-year, five-year, ten- year, and since inception periods. The shares of the Fund traded at an average discount to NAV of 4.9% for the six months ended June 30, 2025, compared to its peer group average discount of 2.4% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended June 30, 2025 was primarily attributable to the Fund’s underweight allocation to high yield bonds. The Fund’s overweight allocation to CLO securities contributed positively to the Fund’s performance for the period. By issuer, the largest positive contributors to performance were Dcert Buyer Inc, Cornerstone OnDemand Inc, and Envision Healthcare Corp. The most significant detractors were CDK Global II LLC, Atlas CC Acquisition Corp, and Lasership, Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were commercial & professional services, financial services, and capital goods; the largest sector underweights included materials, media & entertainment, and consumer services. The Fund increased its allocation to high yield bonds and CLO securities and decreased its exposure to loans during the period.

Semi-Annual Report | June 30, 2025	7

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2025 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGX Total Return (as of June 30, 2025)

	6 Months	1 Year	3 Year	5 Year	10 Year	Since Inception
NAV*	2.50%**	7.87%	10.40%	8.38%	6.02%	5.96%
Market Price*	3.35%	9.26%	13.13%	9.89%	7.07%	5.24%
85% Morningstar LLI / 15% Bloomberg HYI	3.07%	7.74%	9.74%	7.25%	5.19%	5.03%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2025 may differ from the net asset value for financial reporting purposes.

8	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Fund Summary

June 30, 2025 (Unaudited)

BGX’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution*

*	For more information on Moody’s ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	7.64%
Current Dividend Yield^	8.12%
Effective Duration^^	0.57 yr
Average Position*	0.19%
Leverage*	31.37%

^	Using current dividend rate of $0.084/share and market price/share as of June 30, 2025.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Boxer Parent Company Inc	1.1%
Action Environmental Gro	0.9%
Project Alpha Intermediate Holding Inc	0.8%
Hyperion Refinance Sarl	0.8%
Aretec Group Inc	0.8%
Cloud Software Group Inc	0.7%
Gainwell Acquisition Cor	0.7%
Citco Funding LLC	0.7%
Colossus Acquireco LLC	0.7%
Global Medical Response	0.7%
Top 10 Issuer	7.8%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	12.6%
Financial Services#	8.8%
Professional Services	6.4%
Health Care Providers & Services	5.3%
Commercial Services & Supplies	3.8%
Top 5 Industries	36.9%

*	As a percentage of Managed Assets.
^	Global Industry Classification Schema (“GICS”).
#	Includes 7.3% of CLO Securities as a percentage of Managed Assets.

Semi-Annual Report | June 30, 2025	9

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

June 30, 2025 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

Fund Overview

Blackstone Strategic Credit 2027 Term Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary (BGB)

Fund Performance

As of June 30, 2025, BGB outperformed a composite weighting of the Morningstar LLI and the Bloomberg HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the one-year, three-year, five-year, ten-year, and since inception periods and underperformed its benchmark for the six-month periods. On a share price basis, the Fund outperformed its benchmark for the one-year, three-year, five-year, and ten-year periods, and underperformed for the six- month and since inception periods. The shares of the Fund traded at an average discount to NAV of 4.1% for the six months ended June 30, 2025 compared to its peer group average discount of 2.4% over the same period.

NAV Performance Factors

The Fund’s underperformance relative to the benchmark for the six months ended June 30, 2025 was primarily attributable to the Fund’s overweight allocation to loans and underweight allocation to high yield bonds. The Fund’s credit selection within its high yield bond allocation contributed positively to the Fund’s outperformance for the period. By issuer, the largest positive contributors to performance were Dcert Buyer Inc, Cornerstone OnDemand Inc, and MPT Operating Partnership LP. The most significant detractors were CDK Global II LLC, Mitnick Corporate Purchaser Inc, and Lasership, Inc.

Portfolio Activity and Positioning

During the period, we continued to dynamically manage the Fund. The Fund’s largest sector overweights were commercial & professional services, financial services, and energy; the largest sector underweights included materials, consumer services, and telecommunication services. The Fund increased its asset allocation to high yield bonds and decreased its exposure to loans during the period.

10	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

June 30, 2025 (Unaudited)

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.blackstone-credit.com.

Value of a $10,000 Investment

BGB Total Return (as of June 30, 2025)

	6 Months	1 Year	3 Year	5 Year	10 Year	Since Inception
NAV*	3.00%**	8.71%	10.31%	8.18%	5.30%	5.37%
Market Price*	2.80%	11.51%	12.78%	10.03%	6.40%	4.61%
75% Morningstar LLI / 25% Bloomberg HYI	3.25%	8.04%	9.78%	7.11%	5.22%	5.05%

*	NAV is equal to the total assets attributable to common shareholders less liabilities divided by the number of common shares outstanding. Market Price is the price at which a share can currently be traded in the market. Market Price is based on the close price at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times. Return assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market as of June 30, 2025 may differ from the net asset value for financial reporting purposes.

Semi-Annual Report | June 30, 2025	11

Blackstone Strategic Credit 2027 Term Fund	Fund Summary

June 30, 2025 (Unaudited)

BGB’s Portfolio Composition*

*	Numbers may not sum to 100.00% due to rounding. The Fund’s Cash and Other represents net cash and other assets and liabilities, which includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand. The Fund uses sales proceeds or funds from its leverage program to settle amounts payable for investments purchased, but such amounts are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution*

*	For more information on Moody’s ratings and descriptions refer to https://ratings.moodys.io/ratings.

Portfolio Characteristics

Average All-In Rate	7.37%
Current Dividend Yield^	8.81%
Effective Duration^^	0.81 yr
Average Position*	0.19%
Leverage*	36.52%

^	Using current dividend rate of $0.089/share and market price/share as of June 30, 2025.
^^	Loan durations are based on the actual remaining time until the underlying base rate is reset for each individual loan.
*	As a percentage of Managed Assets.

Top 10 Issuers*

Boxer Parent Company Inc	1.1%
Cloud Software Group Inc	0.8%
Prime Security Services Borrower LLC	0.7%
Hyperion Refinance Sarl	0.7%
Colossus Acquireco LLC	0.7%
Citco Funding LLC	0.6%
Project Alpha Intermediate Holding Inc	0.6%
Jetblue Airways Corporation	0.6%
Fertitta Entertainment	0.6%
Dcert Buyer Inc	0.6%
Top 10 Issuer	7.0%

*	As a percentage of Managed Assets.

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^

Software	11.6%
Professional Services	6.5%
Oil, Gas & Consumable Fuels	5.9%
Health Care Providers & Services	5.2%
Commercial Services & Supplies	3.9%
Top 5 Industries	33.1%

*	As a percentage of Managed Assets.
^	Global Industry Classification Schema (“GICS”).

12	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 136.53%

Aerospace & Defense - 4.11%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	$1,313,968	$703,676
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	267,248	143,006
DAE Aviation 10/24 TLB1, First Lien Term Loan, 1M SOFR + 2.25%, 10/31/2031	420,017	420,683
DAE Aviation 10/24 TLB2, First Lien Term Loan, 1M SOFR + 2.25%, 10/31/2031	159,761	160,014
Kaman 1/25 Cov-Lite TLB, First Lien Term Loan, 6M CME TERM + 3.00%, 02/26/2032	669,274	669,328
Kaman 1/25 Delayed TL 1L, First Lien Term Loan, 6M CME TERM + 3.00%, 02/26/2032	63,139	63,144
Karman Holdings LLC, First Lien Term Loan, 3M SOFR + 3.50%, 04/01/2032(b)	668,640	671,147
Novaria Holdings, LLC, First Lien Term Loan, 1M SOFR + 4.25%, 06/06/2031	786,142	787,125
Peraton Corp., First Lien B Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/01/2028	1,780,448	1,576,809
Signia Aerospace 11/24 TL, First Lien Term Loan, 3M SOFR + 3.00%, 12/11/2031	424,067	426,717
TransDigm, Inc., First Lien Term Loan:
3M SOFR + 2.50%, 02/28/2031	501,599	503,056
3M SOFR + 2.50%, 01/19/2032	733,741	735,675
Vertex Aerospace Corp., First Lien Term Loan, 3M SOFR + 2.75%, 12/06/2030	884,502	884,091
		7,744,471
Air Freight & Logistics - 0.67%
AIT Worldwide Logistics Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 04/08/2030	577,173	579,410
Clue Opco LLC, First Lien Term Loan, 3M SOFR + 4.50%, 12/19/2030	280,924	279,709
Stonepeak Nile Parent LLC, First Lien Term Loan, 6M CME TERM + 3.25%, 04/09/2032	407,665	409,499
		1,268,618
Automobile Components - 2.36%
Belron 10/24 (USD) TLB, First Lien Term Loan, 3M SOFR + 2.75%, 10/16/2031	663,910	667,744
First Brands Group LLC, First Lien Term Loan, 3M SOFR + 5.00%, 1.00% Floor, 03/30/2027	821,974	777,965
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M SOFR + 5.00%, 03/30/2027	473,708	448,855
LTI Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 07/29/2029	1,350,679	1,352,158
Tenneco, Inc., First Lien Term Loan, 6M CME TERM + 5.00%, 0.50% Floor, 11/17/2028	1,049,624	1,026,795
Truck Hero, Inc. TLB, First Lien Term Loan, 1M SOFR + 3.75%, 01/31/2028	191,952	172,541
		4,446,058
Broadline Retail - 0.39%
Peer Hldg III BV, First Lien Term Loan:
3M SOFR + 2.50%, 10/28/2030	183,848	185,199
3M SOFR + 3.25%, 07/01/2031	539,614	543,188
		728,387
Building Products - 2.03%
LBM Acquisition LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/06/2031	1,009,086	946,018
LHS Borrower, LLC, First Lien Term Loan, 1M SOFR + 4.75%, 0.50% Floor, 02/16/2029	828,047	763,186
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 1M SOFR + 3.00%, 03/28/2031	954,668	957,924
Oscar Acquisitionco LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/29/2029	639,122	590,986
Sunbelt Transformer 10/24, First Lien Term Loan, 3M SOFR + 3.50%, 10/24/2031	298,111	299,229
Trulite Holding Corp., First Lien Term Loan, 3M SOFR + 6.00%, 03/01/2030	267,924	261,226
		3,818,569
Capital Markets - 5.60%
Advisor Group 11/24 TLB, First Lien Term Loan, 3M SOFR + 3.50%, 08/17/2028	966,530	969,874
Apex Group Treasury LLC, First Lien Term Loan, 1M SOFR + 3.50%, 02/27/2032	1,421,543	1,418,437

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	13

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Capital Markets (continued)
Aretec Group, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 08/09/2030	$1,860,290	$1,865,759
Ascensus Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 08/02/2028	517,717	519,335
Citadel Securities Global Holdings LLC, First Lien Term Loan, 1M SOFR + 2.00%, 10/31/2031	430,827	433,063
CITCO FDG LLC, First Lien Term Loan, 3M SOFR + 2.75%, 04/27/2028	1,906,517	1,917,956
Focus Financial Partners, LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/15/2031	1,408,864	1,407,462
June Purchaser, LLC, First Lien Term Loan, 3M SOFR + 3.75%, 11/28/2031	655,862	659,319
Kestra Advisor Services Holdings A, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 03/21/2031	619,455	619,907
Orion US Finco, First Lien Term Loan, 3M SOFR + 0.00%, 05/20/2032	560,440	562,821
Osttra Group LTD, First Lien Term Loan, 3M SOFR + 0.00%, 05/03/2032	161,657	162,702
		10,536,635
Chemicals - 2.65%
Barentz Intl BV, First Lien Term Loan, 3M SOFR + 3.25%, 03/03/2031	366,237	365,895
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan, 3M SOFR + 4.38%, 10/04/2029	948,096	947,798
Fortis 333 Inc, First Lien Term Loan, 3M SOFR + 3.50%, 03/27/2032	395,000	395,432
Geon Performance Solutions LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 08/18/2028	1,122,867	1,071,776
Nouryon Finance BV, First Lien Term Loan:
3M SOFR + 3.25%, 04/03/2028	419,178	421,668
3M SOFR + 3.25%, 04/03/2028	912,532	917,952
Vibrantz Technologies, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/21/2029	994,885	871,420
		4,991,941
Commercial Services & Supplies - 6.70%
Action Environmental Group, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)	2,271,100	2,276,777
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	1,004,245	1,010,165
Belfor Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 11/01/2030	262,756	263,413
Garda World Security Corp., First Lien Term Loan, 1M SOFR + 3.00%, 02/01/2029	520,413	522,000
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M SOFR + 4.50%, 06/28/2026	72,924	72,947
Justrite Safety Group, First Lien Initial Term Loan, 1M SOFR + 4.50%, 06/28/2026	1,348,777	1,349,202
Kidde Global 10/24 TLB, First Lien Term Loan, 1M SOFR + 4.25%, 12/02/2031	1,019,780	1,026,475
Minimax Viking GmbH, First Lien Term Loan, 1M SOFR + 2.25%, 03/17/2032	633,635	637,199
Orbit Private Holdings I Ltd 12/24 TLB, First Lien Term Loan, 6M SOFR + 3.75%, 12/11/2028	1,842,024	1,853,997
Prime Sec Services Borrower LLC, First Lien Term Loan, 1M SOFR + 1.75%, 03/07/2032	859,685	853,865
Protection One/ADT 11/24, First Lien Term Loan, 1M SOFR + 2.00%, 10/13/2030	1,280,218	1,282,298
Tidal Waste 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.00%, 10/24/2031	782,040	787,577
TRC Companies 1/25, First Lien Term Loan, 1M SOFR + 3.50%, 12/08/2028	681,004	680,408
		12,616,323
Communications Equipment - 0.10%
MLN US HoldCo LLC, First Lien B Term Loan, 3M SOFR + 3.50%, 11/30/2025	854,492	6,430
Viavi Solutions Inc, First Lien Term Loan, 3M SOFR + 0.00%, 06/11/2032	185,955	186,246
		192,676
Construction & Engineering - 2.05%
Aegion 1/25 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.00%, 05/17/2028	1,427,904	1,435,044
Amentum/Amazon Holdco 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 2.25%, 09/29/2031	463,500	463,500
Arcosa Inc, First Lien Term Loan, 3M SOFR + 0.00%, 10/01/2031	151,753	152,448
Azuria Water Solution Inc, First Lien Term Loan, 3M SOFR + 0.00%, 05/17/2028	48,390	48,632
KNIFE RIV CORP, First Lien Term Loan, 3M SOFR + 2.00%, 03/08/2032	791,343	794,809
Socotec 11/24 (USD) TL, First Lien Term Loan, 3M SOFR + 8.08%, 06/30/2028	662,596	665,908

See Notes to Financial Statements.

14	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Construction & Engineering (continued)
Tecta America Corp, First Lien Term Loan, 1M SOFR + 3.00%, 02/18/2032	$292,394	$293,400
		3,853,741
Construction Materials - 1.69%
Quikrete Holdings, Inc., First Lien Term Loan:
1M SOFR + 2.25%, 04/14/2031	1,462,217	1,461,304
1M SOFR + 2.25%, 02/10/2032	1,476,781	1,476,596
Tamko Building Products LLC, First Lien Term Loan, 3M SOFR + 2.75%, 09/20/2030	247,997	248,927
		3,186,827
Consumer Finance - 0.55%
CPI Holdco B LLC, First Lien Term Loan, 1M SOFR + 2.00%, 05/17/2031	592,904	591,866
CPI Holdco/Creative 10/24, First Lien Term Loan, 1M SOFR + 2.75%, 05/17/2031	450,764	450,907
		1,042,773
Containers & Packaging - 3.01%
Anchor Packaging LLC, First Lien Term Loan, 1M SOFR + 3.50%, 07/18/2029	419,857	422,534
Berlin Packaging LLC, First Lien Term Loan, 1M SOFR + 3.50%, 06/07/2031	372,310	374,067
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan:
1M SOFR + 3.25%, 04/01/2032	1,534,234	1,529,976
3M SOFR + 0.00%, 04/01/2032	26,822	26,748
Iris Holding, Inc., First Lien Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 06/28/2028	816,025	795,580
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 09/15/2028	491,636	494,155
Reynolds Consumer Products, LLC, First Lien Term Loan, 1M SOFR + 1.75%, 03/04/2032	404,855	407,215
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 03/03/2028	410,009	410,046
Trident TPI Holdings, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 09/15/2028	1,233,821	1,213,932
		5,674,253
Distributors - 1.36%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M SOFR + 5.25%, 07/25/2029	1,438,880	1,236,199
S&S Holdings LLC, First Lien Initial Term Loan, 1M SOFR + 5.00%, 0.50% Floor, 03/11/2028	608,133	597,303
S&S Holdings LLC, First Lien Term Loan, 1M SOFR + 5.00%, 10/01/2031	753,409	723,510
		2,557,012
Diversified Consumer Services - 2.13%
Cengage Learning, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 1.00% Floor, 03/24/2031	1,350,949	1,355,758
Fugue Finance B.V. 12/24, First Lien Term Loan, 3M SOFR + 3.25%, 01/09/2032	521,992	525,745
Fugue Finance BV, First Lien Term Loan, 3M SOFR + 3.25%, 01/09/2032	99,720	100,437
Imagine Learning LLC, First Lien Term Loan, 1M SOFR + 3.50%, 12/21/2029	1,135,625	1,109,755
Learning Care Group US No 2, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 08/11/2028	970	971
TruGreen LP, First Lien Term Loan, 1M SOFR + 4.00%, 0.75% Floor, 11/02/2027	431,246	410,225
Wand NewCo 3, Inc., First Lien Term Loan, 1M SOFR + 2.50%, 01/30/2031	498,705	497,054
		3,999,945
Diversified REITs - 0.42%
Iron Mountain Information Management LLC, First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2031	461,515	461,706
Opry Entertainment/OEG, First Lien Term Loan, 3M SOFR + 3.50%, 06/30/2031	337,302	336,670
		798,376
Diversified Telecommunication Services - 2.03%
Cable & Wireless 1/25 B7, First Lien Term Loan, 3M SOFR + 3.25%, 02/02/2032	1,194,324	1,183,497

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	15

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Diversified Telecommunication Services (continued)
Radiate Holdco, LLC, First Lien Term Loan, 6M CME TERM SOFR + 7.69%, 09/25/2029	$1,029,854	$890,824
Ufinet/Zacapa 10/24 TL, First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2029	1,543,299	1,550,051
Zayo Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 03/09/2027	206,562	197,018
		3,821,390
Electric Utilities - 2.86%
Alpha Generation LLC, First Lien Term Loan, 1M SOFR + 2.00%, 09/30/2031	1,075,854	1,075,672
Cogentrix Finance Holdco I, LLC, First Lien Term Loan, 1M SOFR + 2.75%, 02/26/2032	365,676	366,775
Lightning Power 8/24 TLB, First Lien Term Loan, 3M SOFR + 2.25%, 08/18/2031	1,378,746	1,382,861
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M SOFR + 1.75%, 04/16/2031	1,127,083	1,130,605
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M SOFR + 2.00%, 12/20/2030	1,425,353	1,430,648
		5,386,561
Electrical Equipment - 0.11%
Arcline FM Holdings, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 06/23/2030	206,075	207,262

Electronic Equipment, Instruments & Components - 1.13%
Coherent Corp., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 07/02/2029	481,464	482,769
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M SOFR + 6.75%, 0.75% Floor, 03/30/2029	601,071	599,004
MION TL B 1L, First Lien Term Loan, 3M SOFR + 0.00%, 06/07/2032	545,204	546,821
Modena Buyer LLC, First Lien Term Loan, 3M SOFR + 4.50%, 07/01/2031	515,134	497,426
		2,126,020
Energy Equipment & Services - 1.68%
Colossus AcquireCo LLC, First Lien Term Loan, 3M SOFR + 0.00%, 06/12/2032	1,894,847	1,884,663
Covia Hldgs LLC, First Lien Term Loan, 1M SOFR + 3.25%, 02/26/2032	334,164	335,696
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M SOFR + 3.00%, 03/26/2031	933,967	937,703
		3,158,062
Entertainment - 2.57%
Bingo Holdings I LLC, First Lien Term Loan, 1M SOFR + 4.30%, 06/13/2032	681,799	672,212
Delta 2 Lux Sarl, First Lien Term Loan:
3M SOFR + 2.00%, 0.50% Floor, 09/30/2031	333,333	334,292
3M SOFR + 3.50%, 0.50% Floor, 09/30/2031	166,667	167,146
Endeavor 1/25 Cov-Lite, First Lien Term Loan, 1M SOFR + 3.00%, 03/24/2032	1,333,832	1,337,167
EP Purcasher LLC, First Lien Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 11/06/2028	187,299	184,958
EP Purcasher, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/06/2028	1,518,236	1,495,083
Zuffa 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 2.25%, 11/21/2031	635,864	638,960
		4,829,818
Financial Services - 2.72%
Corpay Technologies Operating Company, LLC, First Lien Term Loan, 1M SOFR + 1.75%, 04/28/2028	1,580,725	1,582,701
Envestnet, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 11/25/2031	311,512	312,407
Mitchell International, First Lien Term Loan, 3M SOFR + 3.25%, 06/17/2031	514,856	515,026
Planet US Buyer, LLC, First Lien Term Loan, 3M SOFR + 3.00%, 02/07/2031	376,904	378,930
Polaris Newco LLC, First Lien Dollar Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 06/02/2028	1,088,710	1,062,472
Shift4 Payments LLC, First Lien Term Loan, 3M SOFR + 0.00%, 05/10/2032	312,203	315,082
Synechron Inc, First Lien Term Loan, 3M SOFR + 3.75%, 10/03/2031(b)	977,550	953,111
		5,119,729
Food Products - 1.89%
Froneri US, Inc., First Lien Term Loan, 6M SOFR + 2.00%, 09/30/2031	1,014,044	1,005,176

See Notes to Financial Statements.

16	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Food Products (continued)
RED SPV LLC, First Lien Term Loan, 1M SOFR + 2.25%, 03/15/2032	$847,550	$847,550
Sazerac Co Inc., First Lien Term Loan 06/25/2032	553,344	$554,036
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,136,017	1,145,957
		3,552,719
Gas Utilities - 0.29%
CQP Holdco LP, First Lien Term Loan, 3M SOFR + 2.00%, 0.50% Floor, 12/31/2030	550,000	550,709

Ground Transportation - 0.51%
Genesee & WY Inc, First Lien Term Loan, 3M SOFR + 1.75%, 04/10/2031	961,638	957,753

Health Care Equipment & Supplies - 1.83%
Embecta Corp, TLB, First Lien Term Loan, 1M SOFR + 3.00%, 03/30/2029	1,022,875	1,019,678
Hanger, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 10/23/2031	414,419	415,593
Siemens/SivantosWS Audiology, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 02/28/2029	1,997,221	2,002,844
		3,438,115
Health Care Providers & Services - 7.54%
Agiliti Health, Inc., First Lien Term Loan, 6M SOFR + 3.00%, 05/01/2030	915,029	888,150
CHG Healthcare Services, Inc., First Lien Term Loan, 3M SOFR + 3.00%, 0.50% Floor, 09/29/2028	363,128	364,796
Global Medical Response, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 1.00% Floor, 10/31/2028(c)	2,117,681	2,123,272
Heartland Dental LLC, First Lien Term Loan, 1M SOFR + 4.50%, 0.75% Floor, 04/28/2028	650,057	651,685
Inception Finco Sa rl, First Lien Term Loan, 3M SOFR + 3.75%, 04/18/2031	581,461	587,279
IVI America LLC, First Lien Term Loan, 3M SOFR + 0.00%, 04/14/2031	123,937	125,177
MED ParentCo LP, First Lien Term Loan:
1M SOFR + 3.75%, 04/15/2031	800	804
3M SOFR + 0.00%, 04/15/2031	339,070	340,827
Medical Solutions LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/01/2028	1,111,801	599,100
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M SOFR + 3.00%, 03/12/2028	1,108,953	1,036,871
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.75% Floor, 02/28/2028	713,542	716,328
Outcomes Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 05/06/2031	577,535	581,685
Pathway Vet Alliance LLC TLA 1L, First Lien Term Loan, 6M CME TERM + 3.25%, 06/30/2028	508,218	512,156
Pathway Vet Alliance LLC TLB 1L, First Lien Term Loan, 6M CME TERM + 7.00%, 06/30/2028	1,322,815	1,073,133
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 12/29/2028	827,204	741,899
R1 RCM 10/24 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.50%, 11/19/2031	532,632	532,832
Radiology Partners Inc, First Lien Term Loan, 3M SOFR + 4.50%, 06/26/2032	1,410,097	1,400,402
Southern Veterinary 10/24, First Lien Term Loan, 3M SOFR + 3.25%, 12/04/2031	1,126,686	1,129,277
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 0.50% Floor, 10/01/2028	471,525	466,596
US Fertility 10/24 Delayed TL 1L, First Lien Term Loan, 3M SOFR + 2.25%, 10/11/2031(b)	13,565	13,667
US Fertility 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.50%, 10/11/2031(b)	297,689	299,921
		14,185,857
Health Care Technology - 1.85%
Cotiviti Inc., First Lien Term Loan, 1M SOFR + 7.63%, 05/01/2031	1,208,027	1,216,332
Cotiviti, Inc., First Lien Term Loan, 1M SOFR + 2.75%, 03/26/2032	589,800	587,712

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	17

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Health Care Technology (continued)
Gainwell Acquisition Corp., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	$1,739,282	$1,679,712
		3,483,756
Hotels, Restaurants & Leisure - 5.55%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M SOFR + 1.75%, 09/20/2030	877,286	874,637
Bally’s Corp., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 10/02/2028	846,190	750,994
Caesars Entertainment, Inc., First Lien Term Loan:
3M SOFR + 2.75%, 0.50% Floor, 02/06/2030	491,397	491,766
3M SOFR + 2.25%, 0.50% Floor, 02/06/2031	158,958	159,058
Cedar Fair LP, First Lien Term Loan, 1M SOFR + 2.00%, 05/01/2031	157,280	157,614
Entain plc, First Lien Term Loan, 6M SOFR + 2.75%, 10/31/2029	1,281,291	1,287,813
Fertitta Entertainment, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 01/27/2029	1,302,773	1,302,825
Flutter Entertainment Public Limited, First Lien Term Loan, 3M SOFR + 4.32%, 06/04/2032	124,420	124,575
Flutter Financing BV, First Lien Term Loan, 3M SOFR + 1.75%, 0.50% Floor, 11/30/2030	1,786,928	1,784,694
Flynn Restaurant Group LP, First Lien Term Loan, 1M SOFR + 3.75%, 01/28/2032	1,783,907	1,783,907
Herschend Entertainment Co LLC, First Lien Term Loan, 1M SOFR + 3.25%, 05/27/2032	243,191	245,192
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M SOFR + 2.25%, 01/17/2031	231,570	231,590
Ovg Business Services LLC, First Lien Term Loan, 1M SOFR + 3.00%, 06/25/2031	517,796	515,854
Voyager Parent, LLC, First Lien Term Loan, 3M SOFR + 0.00%, 05/08/2032	744,800	738,179
		10,448,698
Household Durables - 1.34%
ACProducts Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 05/17/2028	2,047,388	1,560,499
Restoration Hardware, Inc. TLB 1L, First Lien Term Loan, 1M SOFR + 2.50%, 10/20/2028	994,832	969,896
		2,530,395
Independent Power and Renewable Electricity Producers - 0.89%
Calpine Corp., First Lien Term Loan, 1M SOFR + 1.75%, 01/31/2031	1,667,379	1,669,079

Insurance - 4.30%
Alera Group Inc, First Lien Term Loan, 6M CME TERM + 4.33%, 05/21/2032	994,095	998,195
Alera Group Inc, Second Lien Term Loan, 1M SOFR + 5.50%, 05/23/2033	294,864	300,945
Alliant Holdings Intermediate LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/19/2031	287,178	287,569
AmWINS Group, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 0.75% Floor, 01/30/2032	1,278,248	1,280,127
Baldwin Insurance Group Holdings LLC, First Lien Term Loan, 1M SOFR + 3.00%, 05/26/2031	593,647	594,885
BroadStreet Partners Inc, First Lien Term Loan, 1M SOFR + 3.00%, 06/13/2031	746,231	747,966
CCC Intelligent Solutions, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 01/23/2032	588,449	589,555
Hyperion Insurance/Howden 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.50%, 04/18/2030	2,099,004	2,112,847
Ryan Specialty LLC, First Lien Term Loan, 1M SOFR + 2.25%, 09/15/2031	317,676	318,074
Trucordia Insurance Holdings LLC, First Lien Term Loan, 1M SOFR + 3.25%, 06/12/2032	550,791	552,512
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M SOFR + 4.75%, 05/06/2032	298,588	302,632
		8,085,307
Interactive Media & Services - 1.92%
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 03/11/2028	1,266,495	1,270,978
Project Boost Purchaser, LLC aka JD Power/Autodata, Second Lien Term Loan, 3M SOFR + 5.25%, 07/16/2032	618,975	625,422
Trip.com/TripAdvisor 7/24, First Lien Term Loan, 1M SOFR + 2.75%, 07/08/2031	1,087,082	1,085,723

See Notes to Financial Statements.

18	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Interactive Media & Services (continued)
WH Borrower LLC, First Lien Term Loan, 6M SOFR + 4.75%, 02/20/2032	$632,000	$632,986
		3,615,109
IT Services - 6.57%
Access CIG LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 08/18/2028	1,029,178	1,035,209
Ahead 7/24 TLB3 1L, First Lien Term Loan, 3M SOFR + 3.00%, 02/03/2031	884,875	886,720
Asurion LLC, Second Lien Term Loan, 1M SOFR + 5.25%, 01/31/2028	619,686	594,319
Blackhawk Network Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 1.00% Floor, 03/12/2029	1,141,693	1,149,274
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M SOFR + 7.00%, 02/19/2029 1,881,655		1,653,504
Endurance Intl Group Hldgs Inc TLB 1L, First Lien Term Loan, 3M SOFR + 3.61%, 02/10/2028	2,308,641	1,674,492
Fortress Intermediate 3 Inc, First Lien Term Loan, 3M SOFR + 0.00%, 06/27/2031(b)	2,063,846	2,071,586
Go Daddy Oper Co LLC, First Lien Term Loan, 1M SOFR + 1.75%, 05/30/2031	467,775	468,830
Skopima Consilio Parent, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/15/2028	1,106,655	1,093,707
ThoughtWorks, Inc., First Lien Incremental Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 03/24/2028	47,371	46,790
Virtusa Corp., First Lien Term Loan, 1M SOFR + 3.25%, 0.75% Floor, 02/15/2029	726,904	727,995
World Wide Technology Holding Co. LLC, First Lien Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 03/01/2030(b)	950,949	956,892
		12,359,318
Life Sciences Tools & Services - 0.49%
Loire Finco Luxembourg Sarl TLB, First Lien Term Loan, 1M SOFR + 4.00%, 01/21/2030(b)	918,649	923,242

Machinery - 5.76%
AI Aqua Merger Sub, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 07/31/2028	309,360	309,270
Asp Blade Holdings, Second Lien Term Loan, 6M SOFR + 4.00%, 10/15/2029	517,818	422,451
Beach Acquisition Bidco LLC, Second Lien Term Loan, 3M SOFR + 3.25%, 06/28/2032(b)	244,691	246,220
Bettcher Industries, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/14/2028	859,237	856,376
Cube Industrials 10/24, First Lien Term Loan, 3M SOFR + 3.75%, 10/17/2031	285,606	287,479
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.75% Floor, 05/19/2028	1,274,218	1,283,437
Husky Injection Molding Systems Ltd., First Lien Term Loan, 3M SOFR + 5.25%, 02/15/2029	450,719	452,488
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 08/30/2028	709,040	685,554
LSF11 Trinity Bidco, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 06/14/2030	1,083,207	1,088,623
Madison IAQ LLC, First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 05/06/2032	1,085,087	1,089,378
Motion Finco LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/12/2029	309,068	294,969
Project Castle, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 06/01/2029	1,482,000	1,175,537
TK Elevator Midco GmbH, First Lien Term Loan, 3M SOFR + 3.00%, 04/30/2030	547,742	549,796
Vertiv Group Corp., First Lien Term Loan, 1M SOFR + 1.75%, 03/02/2027	994,987	997,191
Victory Buyer LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/19/2028	1,110,725	1,100,212
		10,838,981
Media - 2.70%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan:
1M SOFR + 2.25%, 12/21/2028	194,343	194,479
1M SOFR + 2.25%, 02/13/2032	694,061	693,627
American Greetings Corp., First Lien Term Loan, 1M SOFR + 5.75%, 10/30/2029	837,927	840,738
McGraw-Hill Education, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 08/06/2031	402,241	404,085
MJH Healthcare Holdings LLC aka MJH Life Sciences, First Lien Term Loan, 3M SOFR + 3.25%, 01/28/2029	2,409,098	2,419,132

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	19

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Media (continued)
WideOpenWest Finance LLC, First Lien Term Loan, 3M SOFR + 3.00%, 1.50% Floor, 12/11/2028	$618,129	$529,273
		5,081,334
Metals & Mining - 0.70%
Arsenal AIC Parent LLC, First Lien Term Loan, 1M SOFR + 2.75%, 08/18/2030	338,231	338,400
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 01/31/2029	973,832	975,303
		1,313,703
Mortgage Real Estate Investment Trusts (REITs) - 0.48%
Apollo Commercial Real Estate Finance Inc, Second Lien Term Loan, 3M SOFR + 0.00%, 06/05/2030	330,499	331,739
KREF Holdings X LLC, First Lien Term Loan, 1M SOFR + 3.25%, 03/05/2032	233,108	234,638
Starwood Property Mortgage, L.L.C. TLB 1L, First Lien Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 01/02/2030	344,099	345,606
		911,983
Oil, Gas & Consumable Fuels - 0.62%
Buckeye Partners LP, First Lien Term Loan, 1M SOFR + 1.75%, 11/22/2030	292,276	292,930
Freeport LNG Investments LLLP, First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 12/21/2028	345,096	345,888
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M SOFR + 2.00%, 10/04/2030	342,880	344,451
WhiteWater Matterhorn Holdings, LLC, First Lien Term Loan, 3M SOFR + 0.00%, 05/12/2032	184,328	184,482
WhiteWater Whistler 12/24, First Lien Term Loan, 3M SOFR + 1.75%, 02/15/2030	992	994
		1,168,745
Passenger Airlines - 2.61%
AAdvantage Loyalty IP, Ltd., First Lien Term Loan, 3M SOFR + 0.00%, 05/28/2032	339,333	341,963
Air Canada, First Lien Term Loan, 1M SOFR + 2.00%, 03/21/2031	637,815	639,709
Alaska Air 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 2.00%, 10/15/2031	423,957	426,712
American Airlines, Inc., First Lien 2020 Term Loan, 3M SOFR + 1.75%, 01/29/2027	226,486	224,655
American Airlines, Inc., First Lien Term Loan, 6M SOFR + 2.25%, 02/15/2028	838,099	831,268
Jetblue 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.75%, 08/27/2029	491,739	463,036
United Airlines, Inc., First Lien Term Loan, 3M SOFR + 2.00%, 02/22/2031	933,117	936,327
Vista Management Holding Inc, First Lien Term Loan, 3M SOFR + 3.75%, 04/01/2031	1,036,410	1,040,297
		4,903,967
Pharmaceuticals - 1.85%
Dechra Pharmaceuticals, First Lien Term Loan, 3M SOFR + 3.25%, 01/27/2032	1,000,926	1,004,459
OPAL US LLC, First Lien Term Loan, 6M SOFR + 3.50%, 04/23/2032	1,834,832	1,844,584
Padagis LLC, First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028	669,712	629,530
		3,478,573
Professional Services - 10.98%
AG Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/29/2028	1,586,844	1,485,683
AlixPartners, LLP, First Lien USD B Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 02/04/2028	1,500,617	1,507,940
Ankura Consulting Group LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.75% Floor, 12/29/2031	558,592	558,941
Berkeley Resh Group LLC, First Lien Term Loan, 1M SOFR + 3.25%, 04/30/2032	1,179,600	1,185,392
Camelot US Acquisition LLC, First Lien Term Loan, 6M CME TERM + 3.00%, 01/31/2031	1,000,000	990,940
Cast & Crew LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 12/29/2028	1,495,800	1,417,674
CohnReznick Advisory LLC, First Lien Term Loan:
3M SOFR + 4.00%, 03/31/2032	134,381	134,046
3M SOFR + 4.00%, 03/31/2032	580,528	579,076

See Notes to Financial Statements.

20	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Professional Services (continued)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 3M SOFR + 3.75%, 1.00% Floor, 04/09/2027	$1,022,865	$996,301
DTI Holdco Inc, First Lien Term Loan, 1M SOFR + 4.00%, 04/26/2029	509,348	504,208
Dun & Bradstreet 11/24, First Lien Term Loan, 1M SOFR + 2.25%, 01/18/2029	661,005	661,253
Eisner Advisory Group LLC, First Lien Term Loan, 3M SOFR + 4.00%, 02/28/2031	957,492	962,878
Element Materials Technology Group Holdings, First Lien Term Loan, 3M SOFR + 4.25%, 07/06/2029	1,763,882	1,771,599
First Advantage Holdings, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/31/2031	800,420	801,797
Grant Thornton Advisors LLC, First Lien Term Loan, 1M SOFR + 3.00%, 05/30/2031	257,363	258,103
Lereta, LLC, First Lien Term Loan, 1M SOFR + 5.25%, 07/30/2028	474,870	422,127
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 07/03/2031	744,245	746,105
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 10/02/2031	676,439	644,308
Secretariat Advisors LLC, First Lien Term Loan:
3M SOFR + 4.00%, 02/28/2032(b)	294,224	294,960
6M SOFR + 0.00%, 02/28/2032(b)	35,538	35,626
Trans Union LLC, First Lien Term Loan, 1M SOFR + 1.75%, 06/24/2031	1,304,057	1,307,173
TTF Holdings LLC, First Lien Term Loan, 6M SOFR + 3.75%, 07/18/2031	1,182,072	1,175,423
Vaco Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 01/21/2029	1,456,302	1,338,706
VT Topco, Inc. 12/24 1L, First Lien Term Loan, 3M SOFR + 3.00%, 08/09/2030	890,451	893,403
		20,673,662
Real Estate Management & Development - 0.56%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M SOFR + 2.75%, 0.50% Floor, 01/31/2030	579,723	583,224
1M SOFR + 3.25%, 0.50% Floor, 01/31/2030	458,959	462,018
		1,045,242
Semiconductors & Semiconductor Equipment - 0.78%
Altar Bidco, Inc., First Lien Term Loan, 3M SOFR + 3.10%, 0.50% Floor, 02/01/2029	994,872	993,146
MKS, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 08/17/2029	476,180	478,025
		1,471,171
Software - 19.54%
Avalara, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 03/26/2032	1,328,214	1,335,506
BEP Intermediate Holdco LLC, First Lien Term Loan, 1M SOFR + 3.25%, 04/25/2031	337,334	339,021
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan, 3M SOFR + 5.75%, 07/30/2032	1,255,640	1,225,040
Boost Newco Borrower LLC, First Lien Term Loan, 3M SOFR + 2.00%, 01/31/2031	756,408	759,245
Boxer Parent Co., Inc., First Lien Term Loan, 6M CME TERM + 3.25%, 07/30/2031	1,803,652	1,794,517
Central Parent LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/06/2029	1,545,454	1,294,395
Clearwater Analytics LLC, First Lien Term Loan, 6M SOFR + 0.00%, 04/21/2032(b)	163,229	163,433
Cloud Software Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 03/21/2031	550,681	552,228
Cloudera, Inc., First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/08/2028	733,474	707,069
Conga Corp., First Lien Term Loan, 3M SOFR + 3.50%, 0.75% Floor, 05/08/2028	269,842	271,124
Connectwise, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	1,047,002	1,053,656
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,752,786	1,649,266
Delta Topco, Inc., First Lien Term Loan, 3M SOFR + 2.75%, 11/30/2029	648,052	644,173
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 02/18/2027	1,421,798	1,409,357
Flexera Software LLC, First Lien Term Loan, 3M SOFR + 3.00%, 0.75% Floor, 03/03/2028	813,496	815,095
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 11/19/2026	826,401	789,449
Idera INC, First Lien Term Loan, 3M SOFR + 3.50%, 03/02/2028	1,339,005	1,259,361
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 3M SOFR + 5.25%, 11/29/2030	652,689	657,378
ION Trading Technologies Sarl, First Lien Term Loan, 3M SOFR + 3.50%, 04/01/2028	1,588,727	1,591,658

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	21

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Software (continued)
IVANTI SOFTWARE INC, First Lien Term Loan, 3M SOFR + 5.75%, 06/01/2029	$133,765	$137,945
Ivanti Software, Inc., First Lien Term Loan:
3M SOFR + 0.00%, 06/01/2029	251,367	209,656
3M SOFR + 0.00%, 06/01/2029(b)	542,687	328,326
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan, 1M SOFR + 6.75%, 07/27/2028	967,621	813,072
Magenta Security Holdings, LLC Second Out TL 1L, First Lien Term Loan, 6M SOFR + 7.00%, 07/27/2028	257,200	121,784
Magenta Security Holdings, LLC Third Out 1L TL, First Lien Term Loan, 6M SOFR + 6.25%, 07/27/2028	177,467	43,776
McAfee Corp., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 03/01/2029	984,349	957,998
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M SOFR + 4.50%, 05/02/2029	982,692	668,108
Perforce Software, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 07/02/2029	1,059,235	1,023,486
Planview Parent, Inc., First Lien Term Loan, 3M SOFR + 3.50%, 12/17/2027	426,934	416,420
Project Alpha (Qlik), First Lien Term Loan, 3M SOFR + 3.75%, 10/26/2030	2,033,858	2,045,725
Project Alpha (Qlik), Second Lien Term Loan, 3M SOFR + 5.00%, 05/09/2033	254,056	253,103
Project Leopard Holdings, Inc., First Lien Term Loan, 3M SOFR + 5.25%, 0.50% Floor, 07/20/2029	1,269,155	1,156,518
Proofpoint Inc, First Lien Term Loan:
3M SOFR + 3.00%, 08/31/2028	82,490	82,638
3M SOFR + 3.00%, 08/31/2028	358,156	358,797
Quartz Acquireco, LLC, First Lien Term Loan, 3M SOFR + 2.25%, 06/28/2030	1,530,685	1,538,338
Rocket Software, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 0.50% Floor, 11/28/2028	280,929	281,898
SciQuest 10/24 2nd Lien, Second Lien Term Loan, 3M SOFR + 5.25%, 12/06/2032	784,000	775,180
SciQuest 10/24 TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 12/05/2031	447,116	449,490
Sophos Intermediate II, Ltd., First Lien Term Loan, 1M SOFR + 3.50%, 03/05/2027	1,801,209	1,810,179
SS&C Technologies, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 05/09/2031	685,892	689,966
Starlight Parent, LLC, First Lien Term Loan, 6M CME TERM + 3.75%, 04/16/2032	852,649	835,775
Storable Inc, First Lien Term Loan, 1M SOFR + 3.25%, 04/16/2031	293,664	293,787
Tibco Software/Citrix/Cloud Software 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 03/29/2029	1,162,010	1,164,584
Vision Solutions, Inc., First Lien Term Loan, 3M SOFR + 4.26%, 0.75% Floor, 04/24/2028	1,168,160	1,112,088
Webpros Luxembourg Sarl, First Lien Term Loan, 1M SOFR + 3.75%, 03/28/2031	302,135	304,401
Xplor Technologies 12/24, First Lien Term Loan, 3M SOFR + 3.75%, 06/24/2031	1,383	1,388
Zuora 12/24 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.50%, 02/14/2032	590,000	588,156
		36,773,553
Specialty Retail - 2.59%
APRO LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/09/2031	360,480	360,030
EG Group Limited 12/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.75%, 02/07/2028	1,164,314	1,171,067
Great Outdoors Group LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.75% Floor, 01/23/2032	799,330	799,457
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 3M SOFR + 3.00%, 0.75% Floor, 05/04/2028	399,699	400,005
RVR Dealership Holdings LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/08/2028	95,090	87,642
Spencer Spirit IH LLC, First Lien Term Loan, 3M SOFR + 4.75%, 07/15/2031	808,786	805,247
StubHub Holdco Sub LLC, First Lien Term Loan, 1M SOFR + 4.75%, 03/15/2030	960,133	934,526
Valvoline, Inc., First Lien Term Loan, 3M SOFR + 2.00%, 03/19/2032	317,585	319,019
		4,876,993
Technology Hardware, Storage & Peripherals - 0.65%
SanDisk 12/24 Cov-Lite, First Lien Term Loan, 3M SOFR + 3.00%, 02/20/2032	1,234,492	1,229,863

See Notes to Financial Statements.

22	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Trading Companies & Distributors - 2.49%
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M SOFR + 1.75%, 06/22/2030	$728,040	$729,387
BCPE Empire Holdings INC, First Lien Term Loan, 1M SOFR + 3.25%, 12/11/2030	319,251	317,814
CD&R Hydr SunSource, First Lien Term Loan, 1M SOFR + 4.00%, 03/25/2031	60,920	60,090
FCG Acquisitions, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 03/31/2028	748,185	749,655
Foundation Building Materials, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 01/29/2031	148,181	145,482
Kodiak Building Partners, First Lien Term Loan, 3M SOFR + 3.75%, 12/04/2031	1,127,624	1,088,625
MRC Global 10/24 TLB, First Lien Term Loan, 3M SOFR + 3.50%, 10/29/2031(b)	393,015	394,489
Park River Holdings, Inc., First Lien Initial Term Loan, 3M SOFR + 3.25%, 0.75% Floor, 12/28/2027	362,927	354,306
QXO Building Products, Inc., First Lien Term Loan, 3M SOFR + 3.00%, 04/30/2032	208,450	210,133
White Cap Buyer LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/19/2029	635,035	632,536
		4,682,517
Transportation Infrastructure - 0.33%
Liquid Tech Solutions Holdings LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 03/19/2028(b)	616,135	617,675

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $262,061,221)		256,973,466

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 10.50%

Consumer Finance - 0.80%
Octagon 75, Ltd., 3M SOFR + 4.95%, 01/22/2038(b)(d)	1,500,000	1,498,284

Financial Services - 9.70%
Ares LXI CLO, Ltd., 3M SOFR + 3.90%, 04/20/2037(b)(d)	1,000,000	1,004,893
Bain Capital Credit CLO 2020-4, Ltd., 3M SOFR + 7.98%, 10/20/2036(b)(d)	1,000,000	1,010,574
Bain Capital Credit CLO 2022-3, Ltd., 3M SOFR + 3.70%, 07/17/2035(b)(d)	1,000,000	1,006,000
Carlyle US CLO 2022-6, Ltd., 3M SOFR + 4.75%, 10/25/2036(b)(d)	1,000,000	1,002,760
Cedar Funding XIV CLO, Ltd., 3M SOFR + 7.39%, 10/15/2037(b)(d)	1,375,000	1,385,559
CIFC Funding 2019-V, Ltd., 3M SOFR + 3.41%, 01/15/2035(b)(d)	1,000,000	1,002,298
Columbia Cent CLO 34, Ltd., 3M SOFR + 6.85%, 01/25/2038(b)(d)	1,500,000	1,532,887
New Mountain CLO 1, Ltd., 3M SOFR + 5.25%, 01/15/2038(b)(d)	1,000,000	1,004,582
OCP CLO 2021-21, Ltd., 3M SOFR + 4.70%, 01/20/2038(b)(d)	1,000,000	992,834
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M SOFR + 7.29%, 04/20/2035(b)(d)	1,000,000	1,002,623
Pikes Peak CLO 6, 3M SOFR + 4.60%, 05/18/2034(b)(d)	1,000,000	988,214
PPM CLO 3, Ltd., 3M SOFR + 6.87%, 04/17/2034(b)(d)	500,000	448,800
Rad CLO 5, Ltd., 3M SOFR + 6.96%, 07/24/2032(b)(d)	500,000	501,347
Regatta 32 Funding, Ltd., 3M SOFR + 5.75%, 07/25/2038(b)(d)	1,000,000	1,005,000
Regatta XVIII Funding, Ltd., 3M SOFR + 4.70%, 04/15/2038(b)(d)	1,000,000	986,687
Romark CLO IV, Ltd., 3M SOFR + 7.21%, 07/10/2034(b)(d)	1,000,000	976,335
Sixth Street CLO XIV, Ltd., 3M SOFR + 4.65%, 01/20/2038(b)(d)	1,000,000	988,093
Sound Point CLO XXXII, Ltd., 3M SOFR + 6.96%, 10/25/2034(b)(d)	1,000,000	915,594
TICP CLO XI, Ltd., 3M SOFR + 6.70%, 04/25/2037(b)(d)	500,000	508,876
		18,263,956
TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $19,821,542)		19,762,240

	Shares	Value
COMMON STOCK - 0.26%
Diversified Consumer Services - 0.00%(e)
Loyalty Ventures Inc(b)(f)	462,410	4,624

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	23

Blackstone Senior Floating Rate 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Shares	Value
Health Care Providers & Services - 0.26%
Envision Healthcare Corp. Equity(f)	29,091	$480,911

TOTAL COMMON STOCK
(Cost $975,447)		485,535

SHORT-TERM INVESTMENTS - 3.34%
Open-end Investment Companies - 3.34%
Bank of New York Cash Reserve (1.69% 7-Day Yield)	6,284,340	6,284,340

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,284,340)		6,284,340

Total Investments- 150.63%
(Cost $289,142,550)		283,505,581

Liabilities in Excess of Other Assets - (4.62)%		(8,695,806)

Leverage Facility - (46.01)%		(86,600,000)

Net Assets - 100.00%		$188,209,775

Amounts above are shown as a percentage of net assets as of June 30, 2025.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR - 1 Month SOFR as of June 30, 2025 was 4.32%

3M US SOFR - 3 Month SOFR as of June 30, 2025 was 4.34%

6M US SOFR - 6 Month SOFR as of June 30, 2025 was 4.37%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of June 30, 2025 was 4.15%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2025, is based on the reference rate plus the displayed spread as of the security’s last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $19,762,240, which represented approximately 10.50% of net assets as of June 30, 2025. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(e)	Amount represents less than 0.005% of net assets.
(f)	Non-income producing security.

See Notes to Financial Statements.

24	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 114.37%

Aerospace & Defense - 3.45%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	$1,278,519	$684,692
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	260,038	139,147
DAE Aviation 10/24 TLB1, First Lien Term Loan, 1M SOFR + 2.00%, 10/31/2031	368,717	369,302
DAE Aviation 10/24 TLB2, First Lien Term Loan, 1M SOFR + 2.00%, 10/31/2031	140,248	140,471
Kaman 1/25 Cov-Lite TLB, First Lien Term Loan, 6M CME TERM + 3.00%, 02/26/2032	490,869	490,908
Kaman 1/25 Delayed TL 1L, First Lien Term Loan, 6M CME TERM + 3.00%, 02/26/2032	46,308	46,312
Karman Holdings LLC, First Lien Term Loan, 3M SOFR + 3.50%, 04/01/2032(b)	589,040	591,249
Novaria Holdings, LLC, First Lien Term Loan, 1M SOFR + 4.25%, 06/06/2031	689,127	689,988
Peraton Corp., First Lien B Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/01/2028	1,554,069	1,376,322
Signia Aerospace 11/24 TL, First Lien Term Loan, 3M SOFR + 3.00%, 12/11/2031	384,676	387,080
Vertex Aerospace Corp., First Lien Term Loan, 3M SOFR + 2.75%, 12/06/2030	813,470	813,092
		5,728,563
Air Freight & Logistics - 0.46%
AIT Worldwide Logistics Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 04/08/2030	508,559	510,530
Clue Opco LLC, First Lien Term Loan, 3M SOFR + 4.50%, 12/19/2030	246,228	245,163
		755,693
Automobile Components - 2.32%
Belron 10/24 (USD) TLB, First Lien Term Loan, 3M SOFR + 2.75%, 10/16/2031	565,689	568,956
First Brands Group LLC, First Lien Term Loan, 3M SOFR + 5.00%, 1.00% Floor, 03/30/2027	688,976	652,088
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M SOFR + 5.00%, 03/30/2027	403,818	382,632
LTI Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 07/29/2029	1,186,129	1,187,428
Tenneco, Inc., First Lien Term Loan, 6M CME TERM + 5.00%, 0.50% Floor, 11/17/2028	928,345	908,153
Truck Hero, Inc. TLB, First Lien Term Loan, 1M SOFR + 3.75%, 01/31/2028	168,245	151,231
		3,850,488
Broadline Retail - 0.39%
Peer Hldg III BV, First Lien Term Loan:
3M SOFR + 2.50%, 10/28/2030	161,405	162,590
3M SOFR + 3.25%, 07/01/2031	473,317	476,453
		639,043
Building Products - 1.92%
LBM Acquisition LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/06/2031	856,199	802,686
LHS Borrower, LLC, First Lien Term Loan, 1M SOFR + 4.75%, 0.50% Floor, 02/16/2029	737,124	679,385
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 1M SOFR + 3.00%, 03/28/2031	820,372	823,170
Oscar Acquisitionco LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/29/2029	421,106	389,391
Sunbelt Transformer 10/24, First Lien Term Loan, 3M SOFR + 3.50%, 10/24/2031	262,742	263,727
Trulite Holding Corp., First Lien Term Loan, 3M SOFR + 6.00%, 03/01/2030	234,706	228,839
		3,187,198
Capital Markets - 4.81%
Advisor Group 11/24 TLB, First Lien Term Loan, 3M SOFR + 3.50%, 08/17/2028	798,649	801,412
Apex Group Treasury LLC, First Lien Term Loan, 1M SOFR + 3.50%, 02/27/2032	1,188,112	1,185,516
Aretec Group, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 08/09/2030	1,760,045	1,765,220
Citadel Securities Global Holdings LLC, First Lien Term Loan, 1M SOFR + 2.00%, 10/31/2031	367,780	369,688
CITCO FDG LLC, First Lien Term Loan, 3M SOFR + 2.75%, 04/27/2028	1,677,170	1,687,233
Focus Financial Partners LLC, First Lien Term Loan, 1M SOFR + 2.75%, 09/15/2031	956,950	955,998

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	25

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Capital Markets (continued)
June Purchaser, LLC, First Lien Term Loan, 3M SOFR + 3.75%, 11/28/2031	$583,704	$586,780
Orion US Finco, First Lien Term Loan, 3M SOFR + 0.00%, 05/20/2032	491,221	493,309
Osttra Group LTD, First Lien Term Loan, 3M SOFR + 0.00%, 05/03/2032	141,691	142,607
		7,987,763
Chemicals - 1.62%
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan, 3M SOFR + 4.38%, 10/04/2029	839,543	839,278
Fortis 333 Inc, First Lien Term Loan, 3M SOFR + 3.50%, 03/27/2032	345,000	345,378
Geon Performance Solutions LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 08/18/2028	337,792	322,423
Nouryon Finance BV, First Lien Term Loan, 3M SOFR + 3.25%, 04/03/2028	735,905	740,276
Vibrantz Technologies, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/21/2029	497,442	435,710
		2,683,065
Commercial Services & Supplies - 5.43%
Action Environmental Group, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)	2,102,944	2,108,203
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	1,277,848	1,285,380
Belfor Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 11/01/2030	224,304	224,865
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M SOFR + 4.50%, 06/28/2026	63,566	63,586
Justrite Safety Group, First Lien Initial Term Loan, 1M SOFR + 4.50%, 06/28/2026	1,175,694	1,176,065
Kidde Global 10/24 TLB, First Lien Term Loan, 1M SOFR + 4.25%, 12/02/2031	892,308	898,166
Minimax Viking GmbH, First Lien Term Loan, 1M SOFR + 2.25%, 03/17/2032	616,167	619,633
Orbit Private Holdings I Ltd, First Lien Term Loan, 6M SOFR + 3.75%, 12/11/2028	639,345	643,501
Prime Sec Services Borrower LLC, First Lien Term Loan, 1M SOFR + 1.75%, 03/07/2032	763,204	758,037
Protection One/ADT 11/24, First Lien Term Loan, 1M SOFR + 2.00%, 10/13/2030	536,496	537,367
Tidal Waste 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.00%, 10/24/2031	694,260	699,175
		9,013,978
Communications Equipment - 0.10%
MLN US HoldCo LLC, First Lien B Term Loan, 3M SOFR + 3.50%, 11/30/2025	699,130	5,261
Viavi Solutions Inc, First Lien Term Loan, 3M SOFR + 0.00%, 06/11/2032	163,892	164,149
		169,410
Construction & Engineering - 1.33%
Aegion 1/25 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.00%, 05/17/2028	808,099	812,140
Amentum/Amazon Holdco 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 2.25%, 09/29/2031	406,142	406,142
Azuria Water Solutions Inc aka Aegion TLB 1L, First Lien Term Loan, 3M SOFR + 0.00%, 05/17/2028	42,078	42,288
Knife River Corp, First Lien Term Loan, 3M SOFR + 2.00%, 03/08/2032	37,681	37,846
Socotec 11/24 (USD) TL, First Lien Term Loan, 3M SOFR + 8.081%, 06/30/2028	641,831	645,041
TECTA AMERICA CORP, First Lien Term Loan, 1M SOFR + 3.00%, 02/18/2032	256,700	257,583
		2,201,040
Construction Materials - 1.31%
Quikrete Holdings, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 02/10/2032	674,898	674,814
Tamko Building Products LLC, First Lien Term Loan, 3M SOFR + 2.75%, 09/20/2030	1,491,700	1,497,294
		2,172,108
Consumer Finance - 0.55%
CPI Holdco B LLC, First Lien Term Loan, 1M SOFR + 2.00%, 05/17/2031	520,546	519,635

See Notes to Financial Statements.

26	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Consumer Finance (continued)
CPI Holdco/Creative 10/24, First Lien Term Loan, 1M SOFR + 2.75%, 05/17/2031	$396,213	$396,338
		915,973
Containers & Packaging - 2.96%
Anchor Packaging LLC, First Lien Term Loan, 1M SOFR + 3.50%, 07/18/2029	368,063	370,410
Berlin Packaging LLC, First Lien Term Loan, 1M SOFR + 3.50%, 06/07/2031	252,841	254,034
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan:
1M SOFR + 3.25%, 04/01/2032	1,346,942	1,343,204
3M SOFR + 0.00%, 04/01/2032	23,548	23,483
Iris Holding, Inc., First Lien Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 06/28/2028	715,240	697,319
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 09/15/2028	812,512	816,676
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 03/03/2028	359,667	359,699
Trident TPI Holdings, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 09/15/2028	1,062,046	1,044,926
		4,909,751
Distributors - 1.13%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M SOFR + 5.25%, 07/25/2029	1,268,013	1,089,401
S&S Holdings LLC, First Lien Initial Term Loan, 1M SOFR + 5.00%, 0.50% Floor, 03/11/2028	556,565	546,653
S&S Holdings LLC, First Lien Term Loan, 1M SOFR + 5.00%, 10/01/2031	251,410	241,432
		1,877,486
Diversified Consumer Services - 1.53%
Cengage Learning, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 1.00% Floor, 03/24/2031	683,737	686,171
Fugue Finance B.V. 12/24, First Lien Term Loan, 3M SOFR + 3.25%, 01/09/2032	450,086	453,322
Fugue Finance BV, First Lien Term Loan, 3M SOFR + 3.25%, 01/09/2032	87,403	88,032
Imagine Learning LLC, First Lien Term Loan, 1M SOFR + 3.50%, 12/21/2029	967,750	945,705
TruGreen LP, First Lien Term Loan, 1M SOFR + 4.00%, 0.75% Floor, 11/02/2027	390,588	371,548
		2,544,778
Diversified REITs - 0.42%
Iron Mountain Information Management LLC, First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2031	396,592	396,757
Opry Entertainment/OEG, First Lien Term Loan, 3M SOFR + 3.50%, 06/30/2031	296,872	296,315
		693,072
Diversified Telecommunication Services - 2.23%
Cable & Wireless 1/25 B7, First Lien Term Loan, 3M SOFR + 3.25%, 02/02/2032	1,054,605	1,045,045
Radiate Holdco, LLC, First Lien Term Loan, 6M CME TERM SOFR + 7.69%, 09/25/2029	950,635	822,299
Ufinet/Zacapa 10/24 TL, First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2029	1,169,321	1,174,437
Virgin Media Bristol LLC, First Lien Term Loan, 1M SOFR + 2.50%, 01/31/2028	493,300	487,649
Zayo Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 03/09/2027	181,050	172,684
		3,702,114
Electric Utilities - 2.09%
Alpha Generation LLC, First Lien Term Loan, 1M SOFR + 2.00%, 09/30/2031	944,322	944,162
Cogentrix Finance Holdco I LLC, First Lien Term Loan, 1M SOFR + 2.75%, 02/26/2032	321,036	322,001
Lightning Power 8/24 TLB, First Lien Term Loan, 3M SOFR + 2.25%, 08/18/2031	1,205,202	1,208,800
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M SOFR + 1.75%, 04/16/2031	994,205	997,311
		3,472,274
Electrical Equipment - 0.11%
ARCLINE FM HLDGS LLC, First Lien Term Loan, 3M SOFR + 3.50%, 06/23/2030	180,918	181,960

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	27

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Electronic Equipment, Instruments & Components - 0.94%
Coherent Corp., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 07/02/2029	$545,012	$546,489
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M SOFR + 6.75%, 0.75% Floor, 03/30/2029	581,429	579,429
Modena Buyer LLC, First Lien Term Loan, 3M SOFR + 4.50%, 07/01/2031	457,312	441,592
		1,567,510
Energy Equipment & Services - 1.66%
Colossus AcquireCo LLC, First Lien Term Loan, 3M SOFR + 0.00%, 06/12/2032	1,663,533	1,654,592
Covia Hldgs LLC, First Lien Term Loan, 1M SOFR + 3.25%, 02/26/2032	293,371	294,716
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M SOFR + 3.00%, 03/26/2031	804,777	807,996
		2,757,304
Entertainment - 1.42%
Bingo Holdings I LLC, First Lien Term Loan, 1M SOFR + 4.30%, 06/13/2032	598,568	590,152
Endeavor 1/25 Cov-Lite, First Lien Term Loan, 1M SOFR + 3.00%, 03/24/2032	693,185	694,918
EP Purcasher, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/06/2028	930,388	916,200
EP Purchaser LLC, First Lien Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 11/06/2028	164,855	162,794
		2,364,064
Financial Services - 1.63%
Corpay Technologies Operating Company, LLC, First Lien Term Loan, 1M SOFR + 1.75%, 04/28/2028	361,554	362,006
Envestnet, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 11/25/2031	276,729	277,525
Polaris Newco LLC, First Lien Dollar Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 06/02/2028	963,779	940,551
Shift4 Payments LLC, First Lien Term Loan, 3M SOFR + 0.00%, 05/10/2032	274,104	276,631
Synechron Inc, First Lien Term Loan, 3M SOFR + 3.75%, 10/03/2031(b)	867,825	846,129
		2,702,842
Food Products - 1.65%
Froneri US, Inc., First Lien Term Loan, 6M SOFR + 2.00%, 09/30/2031	1,001,084	992,330
RED SPV LLC, First Lien Term Loan, 1M SOFR + 2.25%, 03/15/2032	744,120	744,120
Sazerac Co Inc., First Lien Term Loan 06/25/2032	485,795	486,402
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M SOFR + 4.00%, 1.00% Floor, 12/18/2026	511,436	515,911
		2,738,763
Gas Utilities - 0.30%
CQP Holdco LP, First Lien Term Loan, 3M SOFR + 2.00%, 0.50% Floor, 12/31/2030	500,000	500,645

Ground Transportation - 0.31%
Genesee & WY Inc, First Lien Term Loan, 3M SOFR + 1.75%, 04/10/2031	510,667	508,604

Health Care Equipment & Supplies - 1.74%
Embecta Corp, TLB, First Lien Term Loan, 1M SOFR + 3.00%, 03/30/2029	930,193	927,287
Hanger, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 10/23/2031	367,902	368,945
Siemens/SivantosWS Audiology, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 02/28/2029	1,588,832	1,593,304
		2,889,536
Health Care Providers & Services - 6.98%
Agiliti Health, Inc., First Lien Term Loan, 6M SOFR + 3.00%, 05/01/2030	838,881	814,239
CHG Healthcare Services, Inc., First Lien Term Loan, 3M SOFR + 3.00%, 0.50% Floor, 09/29/2028	393,404	395,212
Global Medical Response, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 1.00% Floor, 10/31/2028(c)	1,630,976	1,635,282

See Notes to Financial Statements.

28	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Health Care Providers & Services (continued)
Heartland Dental LLC, First Lien Term Loan, 1M SOFR + 4.50%, 0.75% Floor, 04/28/2028	$496,983	$498,228
Inception Finco Sa rl, First Lien Term Loan, 3M SOFR + 3.75%, 04/18/2031	497,548	502,526
IVI America LLC, First Lien Term Loan, 3M SOFR + 0.00%, 04/14/2031	108,630	109,717
MED ParentCo LP, First Lien Term Loan:
1M SOFR + 3.75%, 04/15/2031	636	640
3M SOFR + 0.00%, 04/15/2031	271,430	272,836
Medical Solutions LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/01/2028	973,960	524,823
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M SOFR + 3.00%, 03/12/2028	966,225	903,420
NAPA Management Services Corp., First Lien Term Loan, 3M SOFR + 5.25%, 0.75% Floor, 02/23/2029	10	8
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.75% Floor, 02/28/2028	718,981	721,789
Pathway Vet Alliance LLC TLA 1L, First Lien Term Loan, 6M CME TERM + 3.25%, 06/30/2028	416,670	419,899
Pathway Vet Alliance LLC TLB 1L, First Lien Term Loan, 6M CME TERM + 7.00%, 06/30/2028	1,084,530	879,825
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 12/29/2028	595,821	534,377
R1 RCM 10/24 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.50%, 11/19/2031	469,710	469,886
Radiology Partners Inc, First Lien Term Loan, 3M SOFR + 4.50%, 06/26/2032	1,237,959	1,229,448
Southern Veterinary 10/24, First Lien Term Loan, 3M SOFR + 3.25%, 12/04/2031	988,237	990,510
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 0.50% Floor, 10/01/2028	410,515	406,223
US Fertility 10/24 Delayed TL 1L, First Lien Term Loan, 3M SOFR + 2.25%, 10/11/2031(b)	12,174	12,265
US Fertility 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.50%, 10/11/2031(b)	267,157	269,160
		11,590,313
Health Care Technology - 1.34%
Cotiviti, Inc., First Lien Term Loan, 1M SOFR + 2.75%, 03/26/2032	517,800	515,967
Gainwell Acquisition Corp., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	1,773,766	1,713,014
		2,228,981
Hotels, Restaurants & Leisure - 4.54%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M SOFR + 1.75%, 09/20/2030	1,415,717	1,411,441
Bally’s Corp., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 10/02/2028	739,155	656,000
Cedar Fair LP, First Lien Term Loan, 1M SOFR + 2.00%, 05/01/2031	138,080	138,373
Entain plc, First Lien Term Loan, 6M SOFR + 2.75%, 10/31/2029	1,133,483	1,139,253
Fertitta Entertainment, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 01/27/2029	1,095,404	1,095,448
Flutter Entertainment Public Limited, First Lien Term Loan, 3M SOFR + 4.32%, 06/04/2032	109,231	109,368
Flynn Restaurant Group LP, First Lien Term Loan, 1M SOFR + 3.75%, 01/28/2032	1,409,183	1,409,183
Herschend Entertainment Co LLC, First Lien Term Loan, 1M SOFR + 3.25%, 05/27/2032	214,338	216,101
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M SOFR + 2.25%, 01/17/2031	694,652	694,711
Voyager Parent, LLC, First Lien Term Loan, 3M SOFR + 0.00%, 05/08/2032	661,200	655,322
		7,525,200
Household Durables - 1.17%
ACProducts Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 05/17/2028	1,585,379	1,208,360
Restoration Hardware, Inc. TLB 1L, First Lien Term Loan, 1M SOFR + 2.50%, 10/20/2028	746,124	727,423
		1,935,783
Independent Power and Renewable Electricity Producers - 0.80%
Calpine Corp., First Lien Term Loan, 1M SOFR + 1.75%, 01/31/2031	1,326,848	1,328,201

Insurance - 3.40%
Alera Group Inc, First Lien Term Loan, 6M CME TERM + 4.33%, 05/21/2032	872,740	876,340
Alera Group Inc, Second Lien Term Loan, 1M SOFR + 5.50%, 05/23/2033	264,621	270,079

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	29

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Insurance (continued)
AmWINS Group, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 0.75% Floor, 01/30/2032	$624,758	$625,677
Baldwin Insurance Group Holdings LLC, First Lien Term Loan, 1M SOFR + 3.00%, 05/26/2031	355,280	356,021
CCC Intelligent Solutions, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 01/23/2032	577,346	578,432
Hyperion Insurance/Howden 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.50%, 04/18/2030	1,831,303	1,843,380
Ryan Specialty LLC, First Lien Term Loan, 1M SOFR + 2.25%, 09/15/2031	352,876	353,317
Trucordia Insurance Holdings LLC, First Lien Term Loan, 1M SOFR + 3.25%, 06/12/2032	483,576	485,087
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M SOFR + 4.75%, 05/06/2032	248,730	252,100
		5,640,433
Interactive Media & Services - 1.82%
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 03/11/2028	568,861	570,875
Project Boost Purchaser, LLC aka JD Power/Autodata, Second Lien Term Loan, 3M SOFR + 5.25%, 07/16/2032	542,725	548,378
Trip.com/TripAdvisor 7/24, First Lien Term Loan, 1M SOFR + 2.75%, 07/08/2031	1,357,094	1,355,397
WH Borrower LLC, First Lien Term Loan, 6M SOFR + 4.75%, 02/20/2032	552,000	552,861
		3,027,511
IT Services - 3.26%
Access CIG LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 08/18/2028	252,933	254,415
Ahead 7/24 TLB3 1L, First Lien Term Loan, 3M SOFR + 3.00%, 02/03/2031	302,214	302,844
Asurion LLC, Second Lien Term Loan, 1M SOFR + 5.25%, 01/31/2028	543,150	520,916
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M SOFR + 7.00%, 02/19/2029	1,625,691	1,428,576
Endurance Intl Group Hldgs Inc TLB 1L, First Lien Term Loan, 3M SOFR + 3.61%, 02/10/2028	1,530,863	1,110,358
Go Daddy Oper Co LLC, First Lien Term Loan, 1M SOFR + 1.75%, 05/30/2031	409,860	410,784
Skopima Consilio Parent, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/15/2028	478,778	473,176
ThoughtWorks, Inc., First Lien Incremental Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 03/24/2028	41,520	41,011
World Wide Technology Holding Co. LLC, First Lien Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 03/01/2030(b)	864,973	870,379
		5,412,459
Life Sciences Tools & Services - 0.54%
Loire Finco Luxembourg Sa rl TLB, First Lien Term Loan, 1M SOFR + 4.00%, 01/21/2030(b)	882,909	887,324

Machinery - 4.75%
AI Aqua Merger Sub, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 07/31/2028	353,404	353,301
Asp Blade Holdings, Inc., Second Lien Term Loan, 6M SOFR + 4.00%, 10/15/2029	472,804	385,728
Bettcher Industries, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/14/2028	757,390	754,868
Cube Industrials 10/24, First Lien Term Loan, 3M SOFR + 3.75%, 10/17/2031	251,720	253,372
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.75% Floor, 05/19/2028	605,399	609,779
Husky Injection Molding Systems Ltd., First Lien Term Loan, 3M SOFR + 5.25%, 02/15/2029	397,801	399,363
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 08/30/2028	624,453	603,768
LSF11 Trinity Bidco, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 06/14/2030	258,078	259,368
Madison IAQ LLC, First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 05/06/2032	952,181	955,946
Motion Finco LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/12/2029	270,896	258,538
Project Castle, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 06/01/2029	1,306,013	1,035,942
Vertiv Group Corp., First Lien Term Loan, 1M SOFR + 1.75%, 03/02/2027	746,241	747,894

See Notes to Financial Statements.

30	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Machinery (continued)
Victory Buyer LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/19/2028	$1,282,410	$1,270,271
		7,888,138
Media - 2.17%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan:
1M SOFR + 2.25%, 12/21/2028	171,865	171,985
1M SOFR + 2.25%, 02/13/2032	617,700	617,314
American Greetings Corp., First Lien Term Loan, 1M SOFR + 5.75%, 10/30/2029	731,591	734,046
McGraw-Hill Education, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 08/06/2031	357,091	358,728
MJH Healthcare Holdings LLC aka MJH Life Sciences, First Lien Term Loan, 3M SOFR + 3.25%, 01/28/2029	1,245,599	1,250,786
WideOpenWest Finance LLC, First Lien Term Loan, 3M SOFR + 3.00%, 1.50% Floor, 12/11/2028	541,785	463,904
		3,596,763
Metals & Mining - 1.19%
Arsenal AIC Parent LLC, First Lien Term Loan, 1M SOFR + 2.75%, 08/18/2030	1,231,548	1,232,164
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 01/31/2029	740,404	741,522
		1,973,686
Mortgage Real Estate Investment Trusts (REITs) - 0.48%
Apollo Commercial Real Estate Finance Inc, First Lien Term Loan, 3M SOFR + 0.00%, 06/05/2030	289,680	290,766
KREF HLDGS X LLC, First Lien Term Loan, 1M SOFR + 3.25%, 03/05/2032	202,703	204,034
Starwood Property Mortgage, L.L.C. TLB 1L, First Lien Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 01/02/2030	299,968	301,282
		796,082
Oil, Gas & Consumable Fuels - 0.57%
Freeport LNG Investments LLLP, First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 12/21/2028	476,828	477,923
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M SOFR + 2.00%, 10/04/2030	303,451	304,840
WhiteWater Matterhorn Holdings LLC, First Lien Term Loan, 3M SOFR + 0.00%, 05/12/2032	161,834	161,969
WhiteWater Whistler 12/24, First Lien Term Loan, 3M SOFR + 1.75%, 02/15/2030	873	875
		945,607
Passenger Airlines - 1.55%
AAdvantage Loyalty IP, Ltd., First Lien Term Loan, 3M SOFR + 0.00%, 05/28/2032	298,063	300,372
Alaska Air 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 2.00%, 10/15/2031	376,370	378,816
American Airlines, Inc., First Lien 2020 Term Loan, 3M SOFR + 1.75%, 01/29/2027	198,625	197,019
American Airlines, Inc., First Lien Term Loan, 6M SOFR + 2.25%, 02/15/2028	623,181	618,102
Jetblue 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.75%, 08/27/2029	435,793	410,356
Vista Management Holding Inc, First Lien Term Loan, 3M SOFR + 3.75%, 04/01/2031	664,103	666,593
		2,571,258
Pharmaceuticals - 1.81%
Dechra Pharmaceuticals, First Lien Term Loan, 3M SOFR + 3.25%, 01/27/2032	777,593	780,337
OPAL US LLC, First Lien Term Loan, 6M SOFR + 3.50%, 04/23/2032	1,610,920	1,619,482
Padagis LLC, First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028	638,218	599,925
		2,999,744
Professional Services - 9.21%
AG Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/29/2028	1,130,119	1,058,074

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	31

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Professional Services (continued)
Ankura Consulting Group LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.75% Floor, 12/29/2031	$492,959	$493,267
Berkeley Resh Group LLC, First Lien Term Loan, 1M SOFR + 3.25%, 04/30/2032	1,035,600	1,040,685
Camelot US Acquisition LLC, First Lien Term Loan, 6M CME TERM + 3.00%, 01/31/2031	750,000	743,205
Cast & Crew LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 12/29/2028	1,289,972	1,222,597
CohnReznick Advisory LLC, First Lien Term Loan:
3M SOFR + 4.00%, 03/31/2032	117,977	117,682
3M SOFR + 4.00%, 03/31/2032	509,660	508,385
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 3M SOFR + 3.75%, 1.00% Floor, 04/09/2027	947,064	922,469
DTI Holdco Inc, First Lien Term Loan, 1M SOFR + 4.00%, 04/26/2029	238,753	236,344
Dun & Bradstreet 11/24, First Lien Term Loan, 1M SOFR + 2.25%, 01/18/2029	434,418	434,580
Eisner Advisory Group LLC, First Lien Term Loan, 3M SOFR + 4.00%, 02/28/2031	490,535	493,294
Element Materials Technology Group Holdings, First Lien Term Loan, 3M SOFR + 4.25%, 07/06/2029	907,581	911,552
First Advantage Holdings, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/31/2031	701,818	703,025
Grant Thornton Advisors LLC, First Lien Term Loan, 1M SOFR + 3.00%, 05/30/2031	226,725	227,376
Lereta, LLC, First Lien Term Loan, 1M SOFR + 5.25%, 07/30/2028	421,448	374,637
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 07/03/2031	667,039	668,706
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 10/02/2031	593,109	564,937
Secretariat Advisors LLC, First Lien Term Loan:
3M SOFR + 4.00%, 02/28/2032(b)	258,532	259,178
6M SOFR + 0.00%, 02/28/2032(b)	31,148	31,226
Thevelia US LLC, First Lien Term Loan, 3M SOFR + 3.00%, 0.50% Floor, 06/18/2029	1,196,962	1,199,458
Trans Union LLC, First Lien Term Loan, 1M SOFR + 1.75%, 06/24/2031	667,689	669,284
TTF Holdings LLC, First Lien Term Loan, 6M SOFR + 3.75%, 07/18/2031	1,037,912	1,032,074
Vaco Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 01/21/2029	1,265,065	1,162,911
VT Topco, Inc. 12/24 1L, First Lien Term Loan, 3M SOFR + 3.00%, 08/09/2030	204,031	204,708
		15,279,654
Semiconductors & Semiconductor Equipment - 0.74%
Altar Bidco, Inc., First Lien Term Loan, 3M SOFR + 3.10%, 0.50% Floor, 02/01/2029	746,154	744,859
MKS, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 08/17/2029	476,180	478,026
		1,222,885
Software - 17.90%
Avalara, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 03/26/2032	924,643	929,719
BEP Intermediate Holdco LLC, First Lien Term Loan, 1M SOFR + 3.25%, 04/25/2031	295,167	296,643
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan, 3M SOFR + 5.75%, 07/30/2032	1,100,959	1,074,129
Boost Newco Borrower LLC, First Lien Term Loan, 3M SOFR + 2.00%, 01/31/2031	662,986	665,472
Boxer Parent Co., Inc., First Lien Term Loan, 6M CME TERM + 3.25%, 07/30/2031	1,582,017	1,574,004
Central Parent LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/06/2029	1,122,409	940,074
Clearwater Analytics LLC, First Lien Term Loan, 6M SOFR + 0.00%, 04/21/2032(b)	143,310	143,489
Cloud Software Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 03/21/2031	385,445	386,528
Cloudera, Inc., First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/08/2028	236,666	228,146
Conga Corp., First Lien Term Loan, 3M SOFR + 3.50%, 0.75% Floor, 05/08/2028	303,236	304,677
Connectwise, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	593,846	597,620
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	1,642,320	1,545,325
Delta Topco, Inc., First Lien Term Loan, 3M SOFR + 2.75%, 11/30/2029	568,941	565,536
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 02/18/2027	1,312,088	1,300,607
Flexera Software LLC, First Lien Term Loan, 3M SOFR + 3.00%, 0.75% Floor, 03/03/2028	249,373	249,863
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 11/19/2026	747,875	714,434
Idera INC, First Lien Term Loan, 3M SOFR + 3.50%, 03/02/2028	1,048,705	986,328

See Notes to Financial Statements.

32	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Software (continued)
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 3M SOFR + 5.25%, 11/29/2030	$579,428	$583,591
ION Trading Technologies Sarl, First Lien Term Loan, 3M SOFR + 3.50%, 04/01/2028	1,394,783	1,397,356
IVANTI SOFTWARE INC, First Lien Term Loan, 3M SOFR + 5.75%, 06/01/2029	122,323	126,145
Ivanti Software, Inc., First Lien Term Loan:
3M SOFR + 0.00%, 06/01/2029	244,752	204,139
3M SOFR + 0.00%, 06/01/2029(b)	481,634	291,389
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan, 1M SOFR + 6.75%, 07/27/2028	881,203	740,457
Magenta Security Holdings, LLC Second Out TL 1L, First Lien Term Loan, 6M SOFR + 7.00%, 07/27/2028	237,405	112,411
Magenta Security Holdings, LLC Third Out 1L TL, First Lien Term Loan, 6M SOFR + 6.25%, 07/27/2028	163,809	40,407
McAfee Corp., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 03/01/2029	872,757	849,394
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M SOFR + 4.50%, 05/02/2029	379,371	257,925
Perforce Software, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 07/02/2029	1,392,055	1,345,073
Project Alpha (Qlik), First Lien Term Loan, 3M SOFR + 3.75%, 10/26/2030	1,778,435	1,788,812
Project Alpha (Qlik), Second Lien Term Loan, 3M SOFR + 5.00%, 05/09/2033	223,105	222,268
Project Leopard Holdings, Inc., First Lien Term Loan, 3M SOFR + 5.25%, 0.50% Floor, 07/20/2029	1,148,907	1,046,942
Quartz Acquired, LLC, First Lien Term Loan, 3M SOFR + 2.25%, 06/28/2030	1,455,013	1,462,288
Rocket Software, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 0.50% Floor, 11/28/2028	277,366	278,323
SciQuest 10/24 2nd Lien, Second Lien Term Loan, 3M SOFR + 5.25%, 12/06/2032	696,000	688,170
SciQuest 10/24 TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 12/05/2031	394,068	396,160
Sophos Intermediate II, Ltd., First Lien Term Loan, 1M SOFR + 3.50%, 03/05/2027	1,042,505	1,047,697
SS&C Technologies, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 05/09/2031	364,583	366,749
Starlight Parent, LLC, First Lien Term Loan, 6M CME TERM + 3.75%, 04/16/2032	753,311	738,403
Storable Inc, First Lien Term Loan, 1M SOFR + 3.25%, 04/16/2031	256,000	256,108
Tibco Software/Citrix/Cloud Software 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 03/29/2029	1,098,889	1,101,323
Vision Solutions, Inc., First Lien Term Loan, 3M SOFR + 4.26%, 0.75% Floor, 04/24/2028	1,133,941	1,079,512
Webpros Luxembourg Sarl, First Lien Term Loan, 1M SOFR + 3.75%, 03/28/2031	259,633	261,580
Zuora 12/24 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.50%, 02/14/2032	520,000	518,375
		29,703,591
Specialty Retail - 2.60%
APRO LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/09/2031	318,280	317,882
Beach Acquisition Bidco LLC, First Lien Term Loan, 3M SOFR + 3.25%, 06/28/2032(b)	214,820	216,163
EG Group Limited 12/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.75%, 02/07/2028	1,053,208	1,059,316
Great Outdoors Group LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.75% Floor, 01/23/2032	762,484	762,606
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 3M SOFR + 3.00%, 0.75% Floor, 05/04/2028	351,785	352,055
RVR Dealership Holdings LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/08/2028	83,562	77,016
Spencer Spirit IH LLC, First Lien Term Loan, 3M SOFR + 4.75%, 07/15/2031	718,003	714,862
StubHub Holdco Sub LLC, First Lien Term Loan, 1M SOFR + 4.75%, 03/15/2030	839,413	817,026
		4,316,926
Technology Hardware, Storage & Peripherals - 0.65%
SanDisk 12/24 Cov-Lite, First Lien Term Loan, 3M SOFR + 3.00%, 02/20/2032	1,085,466	1,081,395

Thrifts & Mortgage Finance - 0.65%
Fortress Intermediate 3 Inc, First Lien Term Loan, 3M SOFR + 0.00%, 06/27/2031(b)	1,080,665	1,084,718

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	33

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Trading Companies & Distributors - 2.11%
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M SOFR + 1.75%, 06/22/2030	$646,136	$647,331
CD&R Hydr SunSource, First Lien Term Loan, 1M SOFR + 4.00%, 03/25/2031	52,085	51,375
Foundation Building Materials, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 01/29/2031	127,911	125,581
Kodiak Building Partners, First Lien Term Loan, 3M SOFR + 3.75%, 12/04/2031	989,969	955,731
MRC Global 10/24 TLB, First Lien Term Loan, 3M SOFR + 3.50%, 10/29/2031(b)	720,493	723,195
Park River Holdings, Inc., First Lien Initial Term Loan, 3M SOFR + 3.25%, 0.75% Floor, 12/28/2027	470,839	459,654
QXO Building Products, Inc., First Lien Term Loan, 3M SOFR + 3.00%, 04/30/2032	183,003	184,481
White Cap Buyer LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/19/2029	349,985	348,607
		3,495,955
Transportation Infrastructure - 0.32%
Liquid Tech Solutions Holdings LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 03/19/2028(b)	537,115	538,458

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $193,983,848)		189,786,090

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 10.68%

Consumer Finance - 0.90%
Octagon 75, Ltd., 3M SOFR + 4.95%, 01/22/2038(b)(d)	1,500,000	1,498,284

Financial Services - 9.78%
Bain Capital Credit CLO 2022-3, Ltd., 3M SOFR + 3.70%, 07/17/2035(b)(d)	1,620,000	1,629,720
Carval Clo VIII-C, Ltd., 3M SOFR + 6.15%, 10/22/2037(b)(d)	1,000,000	929,403
Cedar Funding XIV CLO, Ltd., 3M SOFR + 7.39%, 10/15/2037(b)(d)	1,375,000	1,385,559
CIFC Funding 2019-V, Ltd., 3M SOFR + 3.41%, 01/15/2035(b)(d)	1,600,000	1,603,677
Columbia Cent CLO 34, Ltd., 3M SOFR + 6.85%, 01/25/2038(b)(d)	1,500,000	1,532,887
Magnetite XXXV, Ltd., 3M SOFR + 4.00%, 10/25/2036(b)(d)	1,000,000	1,004,257
New Mountain CLO 1, Ltd., 3M SOFR + 5.25%, 01/15/2038(b)(d)	1,000,000	1,004,582
OCP CLO 2021-21, Ltd., 3M SOFR + 4.70%, 01/20/2038(b)(d)	1,000,000	992,834
Parallel 2021-2, Ltd., 3M SOFR + 7.46%, 10/20/2034(b)(d)	500,000	494,694
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M SOFR + 7.29%, 04/20/2035(b)(d)	1,000,000	1,002,623
PPM CLO 3, Ltd., 3M SOFR + 6.87%, 04/17/2034(b)(d)	500,000	448,799
Rad CLO 5, Ltd., 3M SOFR + 6.96%, 07/24/2032(b)(d)	250,000	250,674
Regatta XVIII Funding, Ltd., 3M SOFR + 4.70%, 04/15/2038(b)(d)	1,000,000	986,687
Romark CLO IV, Ltd., 3M SOFR + 7.21%, 07/10/2034(b)(d)	1,000,000	976,335
RR 19, Ltd., 3M SOFR + 4.70%, 04/15/2040(b)(d)	1,000,000	1,001,490
Sixth Street CLO XIV, Ltd., 3M SOFR + 4.65%, 01/20/2038(b)(d)	1,000,000	988,093
		16,232,314
TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $17,774,931)		17,730,598

CORPORATE BONDS - 22.07%

Aerospace & Defense - 0.54%
AAR Escrow Issuer LLC, 6.750%, 03/15/2029(d)	210,000	217,767
Bombardier, Inc., 7.450%, 05/01/2034(d)	12,000	13,076
BWX Technologies, Inc., 4.125%, 04/15/2029(d)	195,000	188,141

See Notes to Financial Statements.

34	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Aerospace & Defense (continued)
TransDigm, Inc.:
6.375%, 03/01/2029(d)	$358,000	$367,734
6.375%, 05/31/2033(d)	100,000	100,341
		887,059
Air Freight & Logistics - 0.04%
Clue Opco LLC, 9.500%, 10/15/2031(d)	34,000	36,077
Stonepeak Nile Parent LLC, 7.250%, 03/15/2032(d)	26,000	27,578
		63,655
Automobile Components - 0.48%
Adient Global Holdings, Ltd., 7.500%, 02/15/2033(d)	10,000	10,235
Benteler International AG, 10.500%, 05/15/2028(d)	50,000	52,668
Garrett Motion Holdings, Inc. / Garrett LX I Sarl, 7.750%, 05/31/2032(d)	292,000	304,277
Goodyear Tire & Rubber Co., 6.625%, 07/15/2030	264,000	269,489
Tenneco, Inc., 8.000%, 11/17/2028(d)	60,000	59,398
ZF North America Capital, Inc., 6.875%, 04/23/2032(d)	100,000	92,503
		788,570
Broadline Retail - 0.37%
Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	60,000	47,986
Rakuten Group, Inc., 9.750%, 04/15/2029(d)	511,000	561,167
		609,153
Building Products - 0.12%
Griffon Corp., 5.750%, 03/01/2028	200,000	200,103

Capital Markets - 0.46%
AG Issuer LLC, 6.250%, 03/01/2028(d)	50,000	50,041
Aretec Group, Inc., 10.000%, 08/15/2030(d)	50,000	55,009
Jane Street Group / JSG Finance, Inc., 6.750%, 05/01/2033(d)	98,000	100,825
Jefferies Finance LLC / JFIN Co.-Issuer Corp., 5.000%, 08/15/2028(d)	50,000	48,371
Prospect Capital Corp., 3.437%, 10/15/2028	80,000	71,798
Stonex Escrow Issuer LLC, 6.875%, 07/15/2032(d)	120,000	121,304
Stonex Group, Inc., 7.875%, 03/01/2031(d)	300,000	314,664
		762,012
Chemicals - 0.14%
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(d)	120,000	120,282
INEOS Quattro Finance 2 PLC, 9.625%, 03/15/2029(d)	50,000	50,752
Tronox, Inc., 4.625%, 03/15/2029(d)	74,000	63,919
		234,953
Commercial Services & Supplies - 0.18%
Pitney Bowes, Inc., 7.250%, 03/15/2029(d)	205,000	209,166
RR Donnelley & Sons Co., 9.500%, 08/01/2029(d)	80,000	80,060
		289,226
Communications Equipment - 0.29%
CommScope LLC, 7.125%, 07/01/2028(d)	391,000	384,566
Viavi Solutions, Inc., 3.750%, 10/01/2029(d)	110,000	102,895
		487,461
Construction & Engineering - 0.17%
Brundage-Bone Concrete Pumping Holdings, Inc., 7.500%, 02/01/2032(d)	14,000	13,887

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	35

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Construction & Engineering (continued)
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(d)	$100,000	$96,182
Tutor Perini Corp., 11.880%, 04/30/2029(d)	148,000	166,720
		276,789
Construction Materials - 0.06%
Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/2031(d)	100,000	104,923

Consumer Finance - 2.13%
Ally Financial, Inc., 6.700%, 02/14/2033	150,000	156,374
Azorra Finance, Ltd.:
7.750%, 04/15/2030(d)	50,000	52,182
7.250%, 01/15/2031(d)	68,000	69,593
Bread Financial Holdings, Inc., 9.750%, 03/15/2029(d)	150,000	161,637
Credit Acceptance Corp., 6.625%, 03/15/2030(d)	220,000	223,126
Enova International, Inc.:
11.250%, 12/15/2028(d)	190,000	204,251
9.125%, 08/01/2029(d)	150,000	158,024
FirstCash, Inc.:
4.630%, 09/01/2028(d)	487,000	478,482
5.625%, 01/01/2030(d)	35,000	34,956
goeasy, Ltd.:
9.250%, 12/01/2028(d)	221,000	233,969
7.625%, 07/01/2029(d)	222,000	229,017
6.875%, 05/15/2030(d)	250,000	251,574
Jefferson Capital Holdings LLC, 8.250%, 05/15/2030(d)	60,000	62,216
Navient Corp.:
4.880%, 03/15/2028	43,000	42,431
5.500%, 03/15/2029	70,000	68,605
9.380%, 07/25/2030	347,000	383,015
11.500%, 03/15/2031	9,000	10,204
7.875%, 06/15/2032	200,000	208,250
5.625%, 08/01/2033	3,000	2,761
OneMain Finance Corp., 6.625%, 05/15/2029	10,000	10,283
PRA Group, Inc., 8.380%, 02/01/2028(d)	24,000	24,645
PROG Holdings, Inc., 6.000%, 11/15/2029(d)	150,000	144,172
SLM Corp., 6.500%, 01/31/2030	88,000	92,435
Synchrony Financial, 7.250%, 02/02/2033	223,000	233,440
		3,535,642
Consumer Staples Distribution & Retail - 0.06%
United Natural Foods, Inc., 6.750%, 10/15/2028(d)	100,000	98,796

Containers & Packaging - 0.88%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(d)	584,000	533,669
Cascades, Inc./Cascades USA, Inc., 6.750%, 07/15/2030(d)	132,000	132,755
Mauser Packaging Solutions Holding Co., 7.875%, 04/15/2027(d)	140,000	142,470
Owens-Brockway Glass Container, Inc., 7.375%, 06/01/2032(d)	500,000	510,040
TriMas Corp., 4.125%, 04/15/2029(d)	151,000	143,558
		1,462,492
Diversified Consumer Services - 0.13%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(d)	117,000	116,126

See Notes to Financial Statements.

36	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Diversified Consumer Services (continued)
Carriage Services, Inc., 4.250%, 05/15/2029(d)	$110,000	$104,005
		220,131
Diversified REITs - 0.19%
Iron Mountain, Inc., 4.500%, 02/15/2031(d)	169,000	161,148
RHP Hotel Properties LP / RHP Finance Corp.:
4.500%, 02/15/2029(d)	100,000	97,812
6.500%, 06/15/2033(d)	48,000	49,410
		308,370
Diversified Telecommunication Services - 0.30%
Cogent Communications Group LLC / Cogent Finance, Inc., 6.500%, 07/01/2032(d)	124,000	122,259
Directv Financing LLC / Directv Financing Co.-Obligor, Inc.:
5.875%, 08/15/2027(d)	30,000	29,921
10.000%, 02/15/2031(d)	172,000	167,101
Lumen Technologies, Inc., 4.500%, 01/15/2029(d)	84,000	75,680
Viasat, Inc., 7.500%, 05/30/2031(d)	61,000	52,901
Virgin Media Finance PLC, 5.000%, 07/15/2030(d)	51,000	46,649
		494,511
Electric Utilities - 0.01%
Leeward Renewable Energy Operations LLC, 4.250%, 07/01/2029(d)	23,000	21,490

Electronic Equipment, Instruments & Components - 0.12%
Sensata Technologies BV, 4.000%, 04/15/2029(d)	200,000	190,390

Energy Equipment & Services - 0.95%
Diamond Foreign Asset Co. / Diamond Finance LLC, 8.500%, 10/01/2030(d)	50,000	52,102
Enerflex, Ltd., 9.000%, 10/15/2027(d)	206,000	213,140
Precision Drilling Corp., 6.875%, 01/15/2029(d)	130,000	128,528
USA Compression Partners LP / USA Compression Finance Corp., 7.125%, 03/15/2029(d)	670,000	687,123
Valaris, Ltd., 8.380%, 04/30/2030(d)	370,000	379,903
Viridien, 10.000%, 10/15/2030(d)	123,000	121,134
		1,581,930
Financial Services - 0.45%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(d)	62,000	61,992
Freedom Mortgage Corp., 12.250%, 10/01/2030(d)	92,000	102,092
Freedom Mortgage Holdings LLC:
9.125%, 05/15/2031(d)	50,000	51,602
8.375%, 04/01/2032(d)	48,000	48,555
PennyMac Financial Services, Inc.:
7.875%, 12/15/2029(d)	27,000	28,690
7.125%, 11/15/2030(d)	110,000	114,073
5.750%, 09/15/2031(d)	130,000	127,567
6.875%, 05/15/2032(d)	57,000	58,316
6.875%, 02/15/2033(d)	50,000	51,313
TrueNoord Capital DAC, 8.750%, 03/01/2030(d)	50,000	51,960
UWM Holdings LLC, 6.625%, 02/01/2030(d)	50,000	50,099
		746,259
Food Products - 0.47%
B&G Foods, Inc., 8.000%, 09/15/2028(d)	50,000	48,202

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	37

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Food Products (continued)
Post Holdings, Inc.:
4.625%, 04/15/2030(d)	$555,000	$534,056
4.500%, 09/15/2031(d)	220,000	204,401
		786,659
Gas Utilities - 0.39%
AmeriGas Partners LP / AmeriGas Finance Corp., 9.500%, 06/01/2030(d)	98,000	101,748
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(d)	392,000	371,115
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(d)	173,000	166,511
		639,374
Ground Transportation - 0.57%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.:
8.250%, 01/15/2030(d)	578,000	604,157
8.375%, 06/15/2032(d)	100,000	104,690
Hertz Corp.:
4.625%, 12/01/2026(d)	161,000	144,405
12.625%, 07/15/2029(d)	33,000	34,548
5.000%, 12/01/2029(d)	92,000	64,673
		952,473
Health Care Equipment & Supplies - 0.24%
Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028(d)	50,000	48,366
Hologic Inc Holx 4 5/8 02/01/28, 4.625%, 02/01/2028(d)	359,000	355,047
		403,413
Health Care Providers & Services - 0.54%
AdaptHealth LLC:
4.625%, 08/01/2029(d)	105,000	99,043
5.125%, 03/01/2030(d)	117,000	111,278
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves,
7.875%, 11/01/2029(d)	60,000	61,425
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(d)	272,000	217,105
6.125%, 04/01/2030(d)	60,000	44,423
DaVita, Inc., 4.625%, 06/01/2030(d)	377,000	361,466
		894,740
Health Care REITs - 0.65%
Diversified Healthcare Trust, 4.750%, 02/15/2028	360,000	333,493
MPT Operating Partnership LP / MPT Finance Corp.:
5.000%, 10/15/2027	280,000	258,868
4.625%, 08/01/2029	347,000	273,714
3.500%, 03/15/2031	300,000	212,378
		1,078,453
Hotels, Restaurants & Leisure - 0.43%
Churchill Downs, Inc., 4.750%, 01/15/2028(d)	210,000	207,424
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 4.625%, 01/15/2029(d)	100,000	95,844
Voyager Parent LLC, 9.250%, 07/01/2032(d)	83,000	86,407
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027(d)	200,000	200,286
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.125%, 02/15/2031(d)	100,000	106,709
Yum! Brands, Inc., 4.750%, 01/15/2030(d)	23,000	22,808
		719,478

See Notes to Financial Statements.

38	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Household Durables - 0.48%
Beazer Homes USA, Inc., 7.500%, 03/15/2031(d)	$113,000	$114,698
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 5.000%, 06/15/2029(d)	50,000	45,547
M/I Homes, Inc., 3.950%, 02/15/2030	36,000	33,823
Somnigroup International, Inc., 4.000%, 04/15/2029(d)	421,000	402,950
Taylor Morrison Communities, Inc., 5.750%, 01/15/2028(d)	150,000	152,356
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	45,000	45,429
		794,803
Industrial Conglomerates - 0.32%
Dcli Bidco LLC, 7.750%, 11/15/2029(d)	50,000	50,690
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
9.750%, 01/15/2029	87,000	84,623
10.000%, 11/15/2029(d)	371,000	367,763
9.000%, 06/15/2030	32,000	29,949
		533,025
Interactive Media & Services - 0.10%
ZipRecruiter, Inc., 5.000%, 01/15/2030(d)	200,000	170,934

IT Services - 0.35%
Go Daddy Operating Co. LLC / GD Finance Co, Inc., 3.500%, 03/01/2029(d)	316,000	298,885
Sabre GLBL, Inc.:
8.630%, 06/01/2027(d)	12,000	12,293
10.750%, 11/15/2029(d)	224,000	231,010
11.125%, 07/15/2030(d)	27,000	28,276
Twilio, Inc., 3.625%, 03/15/2029	15,000	14,294
		584,758
Life Sciences Tools & Services - 0.04%
Star Parent, Inc., 9.000%, 10/01/2030(d)	60,000	63,184

Machinery - 0.46%
Allison Transmission, Inc., 3.750%, 01/30/2031(d)	423,000	387,978
Crane NXT Co., 4.200%, 03/15/2048	17,000	10,281
JB Poindexter & Co., Inc., 8.750%, 12/15/2031(d)	50,000	50,948
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	136,000	132,934
Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029(d)	184,000	178,406
		760,547
Marine Transportation - 0.03%
Stena International SA, 7.250%, 01/15/2031(d)	50,000	50,199

Media - 1.07%
AMC Networks, Inc., 4.250%, 02/15/2029	55,000	44,114
CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 02/01/2031(d)	138,000	129,003
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(d)	183,000	173,077
7.500%, 06/01/2029(d)	80,000	74,057
CSC Holdings LLC:
11.750%, 01/31/2029(d)	165,000	157,044
6.500%, 02/01/2029(d)	100,000	81,399
5.750%, 01/15/2030(d)	15,000	7,434
Gray Media, Inc., 4.750%, 10/15/2030(d)	300,000	227,250

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	39

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Media (continued)
Nexstar Media, Inc.:
5.625%, 07/15/2027(d)	$285,000	$284,517
4.750%, 11/01/2028(d)	350,000	341,161
Sinclair Television Group, Inc., 5.500%, 03/01/2030(d)	74,000	60,032
Univision Communications, Inc., 8.500%, 07/31/2031(d)	200,000	200,403
		1,779,491
Metals & Mining - 0.71%
Cleveland-Cliffs, Inc.:
7.500%, 09/15/2031(d)	111,000	107,148
7.375%, 05/01/2033(d)	46,000	43,224
Compass Minerals International, Inc., 8.000%, 07/01/2030(d)	103,000	106,494
Mineral Resources, Ltd.:
8.000%, 11/01/2027(d)	93,000	93,501
9.250%, 10/01/2028(d)	269,000	275,633
8.500%, 05/01/2030(d)	80,000	79,667
New Gold, Inc., 6.875%, 04/01/2032(d)	200,000	206,248
SunCoke Energy, Inc., 4.880%, 06/30/2029(d)	130,000	121,100
Taseko Mines, Ltd., 8.250%, 05/01/2030(d)	138,000	144,642
		1,177,657
Mortgage Real Estate Investment Trusts (REITs) - 0.78%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(d)	140,000	133,187
Rithm Capital Corp.:
8.000%, 04/01/2029(d)	294,000	297,254
8.000%, 07/15/2030(d)	121,000	121,697
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(d)	130,000	127,882
4.380%, 01/15/2027(d)	370,000	366,806
7.250%, 04/01/2029(d)	28,000	29,486
6.000%, 04/15/2030(d)	210,000	212,544
		1,288,856
Office REITs - 0.14%
Brandywine Operating Partnership LP, 8.875%, 04/12/2029	220,000	238,361

Oil, Gas & Consumable Fuels - 3.86%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 8.630%, 06/15/2029(d)	110,000	116,985
Baytex Energy Corp., 8.500%, 04/30/2030(d)	277,000	277,369
California Resources Corp., 8.250%, 06/15/2029(d)	250,000	256,812
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(d)	60,000	59,863
Civitas Resources, Inc., 8.750%, 07/01/2031(d)	162,000	164,002
CNX Resources Corp., 6.000%, 01/15/2029(d)	398,000	399,850
Comstock Resources, Inc.:
6.750%, 03/01/2029(d)	400,000	401,198
5.875%, 01/15/2030(d)	355,000	345,150
Crescent Energy Finance LLC:
9.250%, 02/15/2028(d)	50,000	52,152
7.625%, 04/01/2032(d)	265,000	258,969
7.375%, 01/15/2033(d)	54,000	51,666
CVR Energy, Inc., 8.500%, 01/15/2029(d)	369,000	369,420

See Notes to Financial Statements.

40	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Oil, Gas & Consumable Fuels (continued)
Delek Logistics Partners LP / Delek Logistics Finance Corp.:
7.125%, 06/01/2028(d)	$135,000	$135,646
8.630%, 03/15/2029(d)	378,000	392,567
7.375%, 06/30/2033(d)	183,000	182,306
Energean PLC, 6.500%, 04/30/2027(d)	70,000	68,808
Gulfport Energy Operating Corp., 6.750%, 09/01/2029(d)	248,000	254,473
Hess Midstream Operations LP:
5.875%, 03/01/2028(d)	210,000	213,261
5.130%, 06/15/2028(d)	410,000	407,413
4.250%, 02/15/2030(d)	70,000	67,359
Hilcorp Energy I LP / Hilcorp Finance Co.:
6.000%, 02/01/2031(d)	50,000	48,406
6.250%, 04/15/2032(d)	80,000	76,463
8.375%, 11/01/2033(d)	50,000	51,918
Karoon USA Finance, Inc., 10.500%, 05/14/2029(d)	96,000	97,492
Kraken Oil & Gas Partners LLC, 7.625%, 08/15/2029(d)	50,000	49,164
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.875%, 12/01/2032(d)	146,000	147,166
Murphy Oil USA, Inc., 3.750%, 02/15/2031(d)	83,000	76,664
Northern Oil & Gas, Inc.:
8.130%, 03/01/2028(d)	390,000	393,746
8.750%, 06/15/2031(d)	100,000	103,175
PBF Holding Co. LLC / PBF Finance Corp., 9.875%, 03/15/2030(d)	50,000	48,673
Summit Midstream Holdings LLC, 8.625%, 10/31/2029(d)	127,000	130,028
Sunoco LP, 7.000%, 05/01/2029(d)	60,000	62,526
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	387,000	375,978
Talos Production, Inc., 9.375%, 02/01/2031(d)	269,000	274,855
		6,411,523
Paper & Forest Products - 0.03%
Magnera Corp., 7.250%, 11/15/2031(d)	50,000	47,189

Passenger Airlines - 0.44%
American Airlines, Inc., 8.500%, 05/15/2029(d)	32,000	33,573
JetBlue Airways Corp. / JetBlue Loyalty LP, 9.875%, 09/20/2031(d)	668,000	650,302
VistaJet Malta Finance PLC / Vista Management Holding, Inc., 9.500%, 06/01/2028(d)	50,000	51,429
		735,304
Personal Care Products - 0.14%
HLF Financing Sarl LLC / Herbalife International, Inc., 4.875%, 06/01/2029(d)	275,000	232,608

Pharmaceuticals - 0.05%
Prestige Brands, Inc., 3.750%, 04/01/2031(d)	80,000	73,773

Professional Services - 0.08%
Science Applications International Corp., 4.880%, 04/01/2028(d)	140,000	137,917

Real Estate Management & Development - 0.24%
Anywhere Real Estate Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(d)	205,000	180,030
Howard Hughes Corp., 4.125%, 02/01/2029(d)	235,000	223,962
		403,992
Semiconductors & Semiconductor Equipment - 0.09%
AMS-OSRAM AG, 12.250%, 03/30/2029(d)	140,000	149,502

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	41

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Software - 0.53%
Cloud Software Group, Inc., 6.500%, 03/31/2029(d)	$300,000	$302,987
Fair Isaac Corp., 4.000%, 06/15/2028(d)	588,000	572,779
		875,766
Specialized REITs - 0.18%
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(d)	7,000	6,565
Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(d)	295,000	285,411
		291,976
Specialty Retail - 0.45%
PetSmart, Inc. / PetSmart Finance Corp., 4.750%, 02/15/2028(d)	80,000	78,081
Upbound Group, Inc., 6.375%, 02/15/2029(d)	70,000	69,332
Valvoline, Inc., 3.630%, 06/15/2031(d)	57,000	51,658
Wayfair LLC:
7.250%, 10/31/2029(d)	378,000	379,114
7.750%, 09/15/2030(d)	162,000	163,411
		741,596
Textiles, Apparel & Luxury Goods - 0.09%
Wolverine World Wide, Inc., 4.000%, 08/15/2029(d)	167,000	149,960

Thrifts & Mortgage Finance - 0.03%
United Wholesale Mortgage LLC, 5.500%, 04/15/2029(d)	50,000	48,578

Trading Companies & Distributors - 0.03%
Veritiv Operating Co., 10.500%, 11/30/2030(d)	50,000	54,187

TOTAL CORPORATE BONDS
(Cost $35,769,197)		36,634,191

	Shares	Value
COMMON STOCK - 0.24%
Diversified Consumer Services - 0.00%(e)
Loyalty Ventures Inc(b)(f)	409,425	4,094

Health Care Providers & Services - 0.24%
Envision Healthcare Corp. Equity(f)	23,801	393,460

TOTAL COMMON STOCK
(Cost $798,093)		397,554

SHORT TERM INVESTMENTS - 1.64%
Open-end Investment Companies - 1.64%
Fidelity Treasury Portfolio
(4.18% 7-Day Yield)	2,721,342	2,721,342

TOTAL SHORT TERM INVESTMENTS
(Cost $2,721,342)		2,721,342

See Notes to Financial Statements.

42	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

Total Investments- 149.00%
(Cost $251,047,411)	$247,269,775

Liabilities in Excess of Other Assets - (3.20)%	(5,321,279)

Leverage Facility - (45.80)%	(76,000,000)

Net Assets - 100.00%	$165,948,496

Amounts above are shown as a percentage of net assets as of June 30, 2025.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR - 1 Month SOFR as of June 30, 2025 was 4.32%

3M US SOFR - 3 Month SOFR as of June 30, 2025 was 4.34%

6M US SOFR - 6 Month SOFR as of June 30, 2025 was 4.37%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of June 30, 2025 was 4.15%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2025, is based on the reference rate plus the displayed spread as of the security’s last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $50,479,376, which represented approximately 30.42% of net assets as of June 30, 2025. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(e)	Amount represents less than 0.005% of net assets.
(f)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	43

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 118.94%

Aerospace & Defense - 4.01%
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	$4,180,031	$2,238,553
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 05/25/2028	850,176	454,933
DAE Aviation 10/24 TLB1, First Lien Term Loan, 1M SOFR + 2.00%, 10/31/2031	1,348,758	1,350,895
DAE Aviation 10/24 TLB2, First Lien Term Loan, 1M SOFR + 2.00%, 10/31/2031	513,024	513,838
Kaman 1/25 Cov-Lite TLB, First Lien Term Loan, 6M CME TERM + 3.00%, 02/26/2032	2,226,460	2,226,638
Kaman 1/25 Delayed TL 1L, First Lien Term Loan, 6M CME TERM + 3.00%, 02/26/2032	210,043	210,060
Karman Holdings LLC, First Lien Term Loan, 3M SOFR + 3.50%, 04/01/2032(b)	2,142,320	2,150,354
Novaria Holdings, LLC, First Lien Term Loan, 1M SOFR + 4.25%, 06/06/2031	2,515,831	2,518,976
Peraton Corp., First Lien B Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/01/2028	5,711,387	5,058,147
Signia Aerospace 11/24 TL, First Lien Term Loan, 3M SOFR + 3.00%, 12/11/2031	1,417,152	1,426,009
TransDigm, Inc., First Lien Term Loan, 3M SOFR + 2.75%, 03/22/2030	1,769,440	1,777,809
Vertex Aerospace Corp., First Lien Term Loan, 3M SOFR + 2.75%, 12/06/2030	2,779,856	2,778,563
		22,704,775
Air Freight & Logistics - 0.46%
AIT Worldwide Logistics Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 04/08/2030	1,779,659	1,786,555
Clue Opco LLC, First Lien Term Loan, 3M SOFR + 4.50%, 12/19/2030	832,848	829,246
		2,615,801
Automobile Components - 2.48%
Belron 10/24 (USD) TLB, First Lien Term Loan, 3M SOFR + 2.75%, 10/16/2031	2,093,665	2,105,756
First Brands Group LLC, First Lien Term Loan, 3M SOFR + 5.00%, 1.00% Floor, 03/30/2027	2,353,785	2,227,763
First Brands Group, LLC, First Lien 2018 New Tranche E Term Loan, 3M SOFR + 5.00%, 03/30/2027	1,601,757	1,517,721
LTI Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 07/29/2029	4,319,429	4,324,159
Tenneco, Inc., First Lien Term Loan, 6M CME TERM + 5.00%, 0.50% Floor, 11/17/2028	3,423,993	3,349,521
Truck Hero, Inc. TLB, First Lien Term Loan, 1M SOFR + 3.75%, 01/31/2028	568,502	511,012
		14,035,932
Broadline Retail - 0.40%
Peer Hldg III BV, First Lien Term Loan:
3M SOFR + 2.50%, 10/28/2030	589,885	594,217
3M SOFR + 3.25%, 07/01/2031	1,641,048	1,651,920
		2,246,137
Building Products - 2.01%
LBM Acquisition LLC, First Lien Term Loan, 1M SOFR + 3.75%, 06/06/2031	3,026,776	2,837,602
LHS Borrower, LLC, First Lien Term Loan, 1M SOFR + 4.75%, 0.50% Floor, 02/16/2029	2,635,250	2,428,831
Miter Brands Acquisition Holdco Inc., First Lien Term Loan, 1M SOFR + 3.00%, 03/28/2031	2,712,192	2,721,441
Oscar Acquisitionco LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/29/2029	1,734,421	1,603,793
Sunbelt Transformer 10/24, First Lien Term Loan, 3M SOFR + 3.50%, 10/24/2031	954,967	958,548
Trulite Holding Corp., First Lien Term Loan, 3M SOFR + 6.00%, 03/01/2030	857,100	835,673
		11,385,888
Capital Markets - 5.10%
Advisor Group 11/24 TLB, First Lien Term Loan, 3M SOFR + 3.50%, 08/17/2028	2,872,476	2,882,415
Apex Group Treasury LLC, First Lien Term Loan, 1M SOFR + 3.50%, 02/27/2032	3,917,811	3,909,250
Aretec Group, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 08/09/2030	3,216,479	3,225,936
Ascensus Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 08/02/2028	2,200,000	2,206,875
Citadel Securities Global Holdings LLC, First Lien Term Loan, 1M SOFR + 2.00%, 10/31/2031	1,218,926	1,225,253

See Notes to Financial Statements.

44	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Capital Markets (continued)
CITCO FDG LLC, First Lien Term Loan, 3M SOFR + 2.75%, 04/27/2028	$5,600,392	$5,633,995
Focus Financial Partners, First Lien Term Loan, 1M SOFR + 2.75%, 09/15/2031	4,385,114	4,380,751
Hudson River Trading LLC, First Lien Term Loan, 3M SOFR + 3.00%, 03/18/2030	236,029	237,025
Jane Street Group LLC, First Lien Term Loan, 3M SOFR + 2.00%, 12/15/2031	1,989,583	1,989,374
June Purchaser, LLC, First Lien Term Loan, 3M SOFR + 3.75%, 11/28/2031	1,039,378	1,044,856
Orion US Finco, First Lien Term Loan, 3M SOFR + 0.00%, 05/20/2032	1,661,518	1,668,579
Osttra Group LTD, First Lien Term Loan, 3M SOFR + 0.00%, 05/03/2032	479,260	482,356
		28,886,665
Chemicals - 2.48%
Barentz Intl BV, First Lien Term Loan, 3M SOFR + 3.25%, 03/03/2031	2,000,000	1,998,130
Discovery Purchaser/Bayer/Envu 8/22 TL, First Lien Term Loan, 3M SOFR + 4.38%, 10/04/2029	3,053,788	3,052,826
Fortis 333 Inc, First Lien Term Loan, 3M SOFR + 3.50%, 03/27/2032	1,260,000	1,261,380
Geon Performance Solutions LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.75% Floor, 08/18/2028	2,985,343	2,849,509
Nouryon Finance BV, First Lien Term Loan, 3M SOFR + 3.25%, 04/03/2028	2,695,270	2,711,280
Vibrantz Technologies, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 04/21/2029	2,487,212	2,178,549
		14,051,674
Commercial Services & Supplies - 5.58%
Action Environmental Group, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 0.50% Floor, 10/24/2030(b)	4,846,558	4,858,674
Allied Universal Holdco LLC, First Lien Initial U.S. Dollar Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/12/2028	4,007,539	4,031,163
Anticimex Global AB, First Lien Term Loan, 3M SOFR + 3.40%, 0.50% Floor, 11/16/2028	277,696	279,154
Belfor Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 11/01/2030	743,407	745,265
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M SOFR + 4.50%, 06/28/2026	216,654	216,722
Justrite Safety Group, First Lien Initial Term Loan, 1M SOFR + 4.50%, 06/28/2026	4,007,163	4,008,426
Kidde Global 10/24 TLB, First Lien Term Loan, 1M SOFR + 4.25%, 12/02/2031	3,266,484	3,287,928
Minimax Viking GmbH, First Lien Term Loan, 1M SOFR + 2.25%, 03/17/2032	928,208	933,429
Orbit Private Holdings I Ltd, First Lien Term Loan, 6M SOFR + 3.75%, 12/11/2028	3,319,453	3,341,029
Prime Sec Services Borrower LLC, First Lien Term Loan, 1M SOFR + 1.75%, 03/07/2032	2,770,770	2,752,012
Protection One/ADT 11/24, First Lien Term Loan, 1M SOFR + 2.00%, 10/13/2030	3,933,652	3,940,044
Tidal Waste 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.00%, 10/24/2031	2,513,700	2,531,497
TRC Companies 1/25, First Lien Term Loan, 1M SOFR + 3.50%, 12/08/2028	706,365	705,747
		31,631,090
Communications Equipment - 0.11%
MLN US HoldCo LLC, First Lien B Term Loan, 3M SOFR + 3.50%, 11/30/2025	2,330,432	17,537
Viavi Solutions Inc, First Lien Term Loan, 3M SOFR + 0.00%, 06/11/2032	595,685	596,617
		614,154
Construction & Engineering - 1.61%
Aegion 1/25 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.00%, 05/17/2028	2,470,876	2,483,231
Amentum/Amazon Holdco 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 2.25%, 09/29/2031	1,374,125	1,374,124
Azuria Water Solution Inc, First Lien Term Loan, 3M SOFR + 0.00%, 05/17/2028	154,987	155,762
KNIFE RIV CORP, First Lien Term Loan, 3M SOFR + 2.00%, 03/08/2032	2,133,209	2,142,553
Socotec 11/24 (USD) TL, First Lien Term Loan, 3M SOFR + 8.081%, 06/30/2028	2,023,382	2,033,499
Tecta America Corp, First Lien Term Loan, 1M SOFR + 3.00%, 02/18/2032	938,159	941,386
		9,130,555
Construction Materials - 0.96%
Quikrete Holdings, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 02/10/2032	4,713,131	4,712,542

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	45

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Construction Materials (continued)
Tamko Building Products LLC, First Lien Term Loan, 3M SOFR + 2.75%, 09/20/2030	$728,491	$731,223
		5,443,765
Consumer Finance - 0.59%
CPI Holdco B LLC, First Lien Term Loan, 1M SOFR + 2.00%, 05/17/2031	1,902,193	1,898,864
CPI Holdco/Creative 10/24, First Lien Term Loan, 1M SOFR + 2.75%, 05/17/2031	1,449,911	1,450,368
		3,349,232
Containers & Packaging - 3.51%
Anchor Packaging LLC, First Lien Term Loan, 1M SOFR + 3.50%, 07/18/2029	1,341,790	1,350,344
Berlin Packaging LLC, First Lien Term Loan, 1M SOFR + 3.50%, 06/07/2031	1,994,987	2,004,404
Clydesdale Acquisition Holdings, Inc., First Lien Term Loan:
1M SOFR + 3.25%, 04/01/2032	4,922,659	4,908,998
3M SOFR + 0.00%, 04/01/2032	86,060	85,822
Iris Holding, Inc., First Lien Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 06/28/2028	2,419,245	2,358,631
ProAmpac PG Borrower LLC, First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 09/15/2028	1,049,683	1,055,062
Supplyone 3/24, First Lien Term Loan, 1M SOFR + 3.50%, 04/19/2031	2,217,200	2,228,087
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 03/03/2028	3,260,920	3,261,213
Trident TPI Holdings, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 09/15/2028	2,663,261	2,620,330
		19,872,891
Distributors - 1.12%
Burgess Point Purchaser Corp., First Lien Term Loan, 3M SOFR + 5.25%, 07/25/2029	4,226,710	3,631,336
S&S Holdings LLC, First Lien Initial Term Loan, 1M SOFR + 5.00%, 0.50% Floor, 03/11/2028	1,912,651	1,878,586
S&S Holdings LLC, First Lien Term Loan, 1M SOFR + 5.00%, 10/01/2031	850,846	817,081
		6,327,003
Diversified Consumer Services - 1.47%
Cengage Learning, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 1.00% Floor, 03/24/2031	3,216,100	3,227,549
Fugue Finance B.V. 12/24, First Lien Term Loan, 3M SOFR + 3.25%, 01/09/2032	1,546,508	1,557,627
Fugue Finance BV, First Lien Term Loan, 3M SOFR + 3.25%, 01/09/2032	295,636	297,761
Imagine Learning LLC, First Lien Term Loan, 1M SOFR + 3.50%, 12/21/2029	3,209,375	3,136,266
KUEHG Corp, First Lien Term Loan, 3M SOFR + 0.00%, 06/12/2030	137,487	137,712
		8,356,915
Diversified REITs - 0.77%
Iron Mountain Information Management LLC, First Lien Term Loan, 1M SOFR + 2.00%, 01/31/2031	3,296,040	3,297,408
Opry Entertainment/OEG, First Lien Term Loan, 3M SOFR + 3.50%, 06/30/2031	1,082,250	1,080,221
		4,377,629
Diversified Telecommunication Services - 1.68%
Cable & Wireless 1/25 B7, First Lien Term Loan, 3M SOFR + 3.25%, 02/02/2032	3,833,075	3,798,328
Radiate Holdco, LLC, First Lien Term Loan, 6M CME TERM SOFR + 7.69%, 09/25/2029	3,168,783	2,740,997
Ufinet/Zacapa 10/24 TL, First Lien Term Loan, 3M SOFR + 4.00%, 03/22/2029	2,383,190	2,393,616
Zayo Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 03/09/2027	612,388	584,093
		9,517,034
Electric Utilities - 2.23%
Alpha Generation LLC, First Lien Term Loan, 1M SOFR + 2.00%, 09/30/2031	3,431,367	3,430,783
Cogentrix Finance Holdco I, First Lien Term Loan, 1M SOFR + 2.75%, 02/26/2032	1,173,288	1,176,814
Lightning Power 8/24 TLB, First Lien Term Loan, 3M SOFR + 2.25%, 08/18/2031	4,405,688	4,418,839

See Notes to Financial Statements.

46	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Electric Utilities (continued)
NRG Energy 3/24 Cov-Lite, First Lien Term Loan, 1M SOFR + 1.75%, 04/16/2031	$3,615,750	$3,627,049
		12,653,485
Electrical Equipment - 0.47%
Arcline FM Holdings, First Lien Term Loan, 3M SOFR + 3.50%, 06/23/2030	661,200	665,009
WEC US Holdings Ltd., First Lien Term Loan, 1M SOFR + 2.75%, 01/27/2031	2,000,000	2,002,750
		2,667,759
Electronic Equipment, Instruments & Components - 1.10%
Coherent Corp., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 07/02/2029	2,768,415	2,775,917
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M SOFR + 6.75%, 0.75% Floor, 03/30/2029	1,885,714	1,879,227
Modena Buyer LLC, First Lien Term Loan, 3M SOFR + 4.50%, 07/01/2031	1,655,787	1,598,869
		6,254,013
Energy Equipment & Services - 1.74%
Colossus AcquireCo LLC, First Lien Term Loan, 3M SOFR + 0.00%, 06/12/2032	6,079,704	6,047,025
Ursa Minor US Bidco LLC aka Rosen, First Lien Term Loan, 3M SOFR + 3.00%, 03/26/2031	3,823,741	3,839,037
		9,886,062
Entertainment - 1.84%
Bingo Holdings I LLC, First Lien Term Loan, 1M SOFR + 4.30%, 06/13/2032	2,187,581	2,156,824
Endeavor 1/25 Cov-Lite, First Lien Term Loan, 1M SOFR + 3.00%, 03/24/2032	4,722,126	4,733,931
EP Purcasher, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/06/2028	2,987,857	2,942,292
EP Purchaser LLC, First Lien Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 11/06/2028	600,957	593,445
		10,426,492
Financial Services - 2.01%
Corpay Technologies Operating Company, LLC, First Lien Term Loan, 1M SOFR + 1.75%, 04/28/2028	1,318,057	1,319,704
Envestnet, Inc., First Lien Term Loan, 1M SOFR + 3.25%, 11/25/2031	2,444,100	2,451,127
Polaris Newco LLC, First Lien Dollar Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 06/02/2028	3,631,017	3,543,510
Shift4 Payments LLC, First Lien Term Loan, 3M SOFR + 0.00%, 05/10/2032	1,001,166	1,010,397
Synechron Inc, First Lien Term Loan, 3M SOFR + 3.75%, 10/03/2031(b)	3,142,125	3,063,572
		11,388,310
Food Products - 1.75%
Froneri US, Inc., First Lien Term Loan, 6M SOFR + 2.00%, 09/30/2031	3,684,148	3,651,930
RED SPV LLC, First Lien Term Loan, 1M SOFR + 2.25%, 03/15/2032	2,717,906	2,717,906
Sazerac Co Inc., First Lien Term Loan 06/25/2032	1,775,430	1,777,650
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,733,200	1,748,366
		9,895,852
Gas Utilities - 0.32%
CQP Holdco LP, First Lien Term Loan, 3M SOFR + 2.00%, 0.50% Floor, 12/31/2030	1,800,000	1,802,322

Ground Transportation - 0.56%
Genesee & WY Inc, First Lien Term Loan, 3M SOFR + 1.75%, 04/10/2031	3,199,520	3,186,594

Health Care Equipment & Supplies - 1.47%
Embecta Corp, TLB, First Lien Term Loan, 1M SOFR + 3.00%, 03/30/2029	3,132,934	3,123,143
Hanger, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 10/23/2031	1,332,060	1,335,836

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	47

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Health Care Equipment & Supplies (continued)
Siemens/SivantosWS Audiology, First Lien Term Loan, 6M CME TERM SOFR + 4.25%, 02/28/2029	$3,880,013	$3,890,936
		8,349,915
Health Care Providers & Services - 6.86%
Agiliti Health, Inc., First Lien Term Loan, 6M SOFR + 3.00%, 05/01/2030	2,822,799	2,739,879
CHG Healthcare Services, Inc., First Lien Term Loan, 3M SOFR + 3.00%, 0.50% Floor, 09/29/2028	3,122,765	3,137,114
Global Medical Response, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 1.00% Floor, 10/31/2028(c)	4,049,057	4,059,747
Heartland Dental LLC, First Lien Term Loan, 1M SOFR + 4.50%, 0.75% Floor, 04/28/2028	1,697,291	1,701,543
Inception Finco Sa rl, First Lien Term Loan, 3M SOFR + 3.75%, 04/18/2031	1,672,791	1,689,527
IVI America LLC, First Lien Term Loan, 3M SOFR + 0.00%, 04/14/2031	367,433	371,109
MED ParentCo LP, First Lien Term Loan, 3M SOFR + 0.00%, 04/15/2031	66,217	66,560
Medical Solutions LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/01/2028	3,556,706	1,916,549
Midwest Physcn Admin Srvcs LLC, First Lien Term Loan, 3M SOFR + 3.00%, 03/12/2028	3,566,979	3,335,125
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.75% Floor, 02/28/2028	2,154,514	2,162,927
Outcomes Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 3.50%, 05/06/2031	2,001,928	2,016,312
Pathway Vet Alliance LLC TLB 1L, First Lien Term Loan, 6M CME TERM + 7.00%, 06/30/2028	3,882,393	3,149,592
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,973,659	1,770,125
R1 RCM 10/24 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.50%, 11/19/2031	121,409	121,454
Radiology Partners Inc, First Lien Term Loan, 3M SOFR + 4.50%, 06/26/2032	4,524,359	4,493,254
Southern Veterinary 10/24, First Lien Term Loan, 3M SOFR + 3.25%, 12/04/2031	3,613,988	3,622,300
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M SOFR + 4.25%, 0.50% Floor, 10/01/2028	1,499,181	1,483,507
US Fertility 10/24 Delayed TL 1L, First Lien Term Loan, 3M SOFR + 2.25%, 10/11/2031(b)	43,826	44,155
US Fertility 10/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.50%, 10/11/2031(b)	961,763	968,977
		38,849,756
Health Care Technology - 0.96%
Cotiviti, Inc., First Lien Term Loan, 1M SOFR + 2.75%, 03/26/2032	1,892,400	1,885,701
Gainwell Acquisition Corp., First Lien Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 10/01/2027	3,690,189	3,563,800
		5,449,501
Hotels, Restaurants & Leisure - 4.97%
1011778 BC UNLIMITED LIABILITY CO, First Lien Term Loan, 1M SOFR + 1.75%, 09/20/2030	2,567,890	2,560,135
Bally’s Corp., First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 10/02/2028	2,694,127	2,391,038
Caesars Entertainment, Inc., First Lien Term Loan:
3M SOFR + 2.75%, 0.50% Floor, 02/06/2030	1,093,527	1,094,347
3M SOFR + 2.25%, 0.50% Floor, 02/06/2031	1,064,649	1,065,320
Cedar Fair LP, First Lien Term Loan, 1M SOFR + 2.00%, 05/01/2031	504,640	505,712
Entain plc, First Lien Term Loan, 6M SOFR + 2.75%, 10/31/2029	3,760,811	3,779,954
Fertitta Entertainment, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 01/27/2029	4,760,158	4,760,348
Flutter Entertainment Public Limited, First Lien Term Loan, 3M SOFR + 4.32%, 06/04/2032	399,206	399,705
Flutter Financing BV, First Lien Term Loan, 3M SOFR + 1.75%, 0.50% Floor, 11/30/2030	1,617,644	1,615,622
Flynn Restaurant Group LP, First Lien Term Loan, 1M SOFR + 3.75%, 01/28/2032	4,329,156	4,329,156
Herschend Entertainment Co LLC, First Lien Term Loan, 1M SOFR + 3.25%, 05/27/2032	779,034	785,446
Hilton Grand Vacations Borrower, LLC, First Lien Term Loan, 1M SOFR + 2.25%, 01/17/2031	2,481,027	2,481,238
Voyager Parent, LLC, First Lien Term Loan, 3M SOFR + 0.00%, 05/08/2032	2,394,000	2,372,717
		28,140,738

See Notes to Financial Statements.

48	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Household Durables - 1.19%
ACProducts Holdings, Inc., First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 05/17/2028	$5,697,596	$4,342,651
Restoration Hardware, Inc. TLB 1L, First Lien Term Loan, 1M SOFR + 2.50%, 10/20/2028	2,487,080	2,424,741
		6,767,392
Independent Power and Renewable Electricity Producers - 0.76%
Calpine Corp., First Lien Term Loan, 1M SOFR + 1.75%, 01/31/2031	4,299,083	4,303,468

Insurance - 3.70%
Alera Group Inc, First Lien Term Loan, 6M CME TERM + 4.33%, 05/21/2032	3,189,598	3,202,755
Alera Group Inc, Second Lien Term Loan, 1M SOFR + 5.50%, 05/23/2033	952,636	972,285
AmWINS Group, Inc., First Lien Term Loan, 1M SOFR + 2.25%, 0.75% Floor, 01/30/2032	2,308,059	2,311,452
Baldwin Insurance Group Holdings LLC, First Lien Term Loan, 1M SOFR + 3.00%, 05/26/2031	1,994,987	1,999,147
BroadStreet Partners Inc, First Lien Term Loan, 1M SOFR + 3.00%, 06/13/2031	1,434,286	1,437,621
CRC Insurance Group LLC, First Lien Term Loan, 3M SOFR + 2.75%, 05/06/2031	2,200,000	2,203,663
Hyperion Insurance/Howden 7/24 TLB 1L, First Lien Term Loan, 1M SOFR + 3.50%, 04/18/2030	6,236,861	6,277,993
Trucordia Insurance Holdings LLC, First Lien Term Loan, 1M SOFR + 3.25%, 06/12/2032	1,766,266	1,771,785
Truist Insurance 3/24 2nd Lien Cov-Lite, Second Lien Term Loan, 3M SOFR + 4.75%, 05/06/2032	756,284	766,528
		20,943,229
Interactive Media & Services - 1.89%
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M SOFR + 3.50%, 0.75% Floor, 03/11/2028	1,831,456	1,837,939
Project Boost Purchaser, LLC aka JD Power/Autodata, Second Lien Term Loan, 3M SOFR + 5.25%, 07/16/2032	1,978,030	1,998,631
Trip.com/TripAdvisor 7/24, First Lien Term Loan, 1M SOFR + 2.75%, 07/08/2031	4,880,790	4,874,689
WH Borrower LLC, First Lien Term Loan, 6M SOFR + 4.75%, 02/20/2032	2,016,000	2,019,145
		10,730,404
IT Services - 4.16%
Access CIG LLC, First Lien Term Loan, 3M SOFR + 4.25%, 0.50% Floor, 08/18/2028	3,087,019	3,105,109
Ahead 7/24 TLB3 1L, First Lien Term Loan, 3M SOFR + 3.00%, 02/03/2031	1,021,244	1,023,373
Asurion LLC, Second Lien Term Loan, 1M SOFR + 5.25%, 01/31/2028	1,837,164	1,761,960
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M SOFR + 7.00%, 02/19/2029	5,863,456	5,152,512
Endurance Intl Group Hldgs Inc TLB 1L, First Lien Term Loan, 3M SOFR + 3.61%, 02/10/2028	4,927,119	3,573,713
Fortress Intermediate 3 Inc, First Lien Term Loan, 3M SOFR + 0.00%, 06/27/2031(b)	3,255,594	3,267,802
Go Daddy Oper Co LLC, First Lien Term Loan, 1M SOFR + 1.75%, 05/30/2031	1,498,365	1,501,744
Skopima Consilio Parent, LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 05/15/2028	1,849,923	1,828,279
ThoughtWorks, Inc., First Lien Incremental Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 03/24/2028	140,438	138,718
Virtusa Corp., First Lien Term Loan, 1M SOFR + 3.25%, 0.75% Floor, 02/15/2029	2,244,318	2,247,685
		23,600,895
Life Sciences Tools & Services - 0.51%
Loire Finco Luxembourg Sa rl TLB, First Lien Term Loan, 1M SOFR + 4.00%, 01/21/2030(b)	2,882,832	2,897,246

Machinery - 4.40%
Asp Blade Holdings, Inc., Second Lien Term Loan, 6M SOFR + 4.00%, 10/15/2029	1,569,893	1,280,766
Bettcher Industries, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/14/2028	2,526,286	2,517,873
Cube Industrials 10/24, First Lien Term Loan, 3M SOFR + 3.75%, 10/17/2031	914,907	920,909
Husky Injection Molding Systems Ltd., First Lien Term Loan, 3M SOFR + 5.25%, 02/15/2029	1,463,247	1,468,990

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	49

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Machinery (continued)
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M SOFR + 4.50%, 0.50% Floor, 08/30/2028	$2,136,351	$2,065,585
Madison IAQ LLC, First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 05/06/2032	3,405,987	3,419,457
Motion Finco LLC, First Lien Term Loan, 3M SOFR + 3.50%, 11/12/2029	918,582	876,676
Project Castle, Inc., First Lien Term Loan, 3M SOFR + 5.50%, 06/01/2029	4,353,375	3,453,141
TK Elevator Midco GmbH, First Lien Term Loan, 3M SOFR + 3.00%, 04/30/2030	2,000,000	2,007,500
Vertiv Group Corp., First Lien Term Loan, 1M SOFR + 1.75%, 03/02/2027	2,487,469	2,492,978
Victory Buyer LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 11/19/2028	4,456,641	4,414,459
		24,918,334
Media - 2.10%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan:
1M SOFR + 2.25%, 12/21/2028	624,286	624,723
1M SOFR + 2.25%, 02/13/2032	2,230,909	2,229,514
American Greetings Corp., First Lien Term Loan, 1M SOFR + 5.75%, 10/30/2029	2,683,919	2,692,924
MJH Healthcare Holdings LLC aka MJH Life Sciences, First Lien Term Loan, 3M SOFR + 3.25%, 01/28/2029	4,474,640	4,493,277
Wasserman Media Group LLC, First Lien Term Loan, 3M SOFR + 4.321%, 06/14/2032	315,096	315,884
WideOpenWest Finance LLC, First Lien Term Loan, 3M SOFR + 3.00%, 1.50% Floor, 12/11/2028	1,832,548	1,569,119
		11,925,441
Metals & Mining - 0.49%
Arsenal AIC Parent LLC, First Lien Term Loan, 1M SOFR + 2.75%, 08/18/2030	993,554	994,050
SCIH Salt Holdings, Inc., First Lien Incremental B-1 Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 01/31/2029	1,800,000	1,802,718
		2,796,768
Mortgage Real Estate Investment Trusts (REITs) - 0.50%
Apollo Commercial Real Estate Finance Inc, First Lien Term Loan, 3M SOFR + 0.00%, 06/05/2030	979,821	983,495
KREF Holdings X LLC, First Lien Term Loan, 1M SOFR + 3.25%, 03/05/2032	746,622	751,523
Starwood Property Mortgage, L.L.C. TLB 1L, First Lien Term Loan, 1M SOFR + 2.50%, 0.50% Floor, 01/02/2030	1,102,113	1,106,941
		2,841,959
Oil, Gas & Consumable Fuels - 1.05%
Buckeye Partners LP, First Lien Term Loan, 1M SOFR + 1.75%, 11/22/2030	1,296,823	1,299,728
Freeport LNG Investments LLLP, First Lien Term Loan, 3M SOFR + 3.25%, 0.50% Floor, 12/21/2028	3,026,491	3,033,436
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M SOFR + 2.00%, 10/04/2030	1,006,095	1,010,704
WhiteWater Whistler 12/24, First Lien Term Loan:
3M SOFR + 1.75%, 02/15/2030	2,899	2,904
3M SOFR + 0.00%, 05/12/2032	591,099	591,593
		5,938,365
Passenger Airlines - 1.66%
AAdvantage Loyalty IP, Ltd., First Lien Term Loan, 3M SOFR + 0.00%, 05/28/2032	1,082,196	1,090,583
American Airlines, Inc., First Lien 2020 Term Loan, 3M SOFR + 1.75%, 01/29/2027	893,096	885,876
American Airlines, Inc., First Lien Term Loan, 6M SOFR + 2.25%, 02/15/2028	2,667,956	2,646,213
Jetblue 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.75%, 08/27/2029	1,563,952	1,472,664
Vista Management Holding Inc, First Lien Term Loan, 3M SOFR + 3.75%, 04/01/2031	3,325,641	3,338,112
		9,433,448

See Notes to Financial Statements.

50	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Pharmaceuticals - 1.28%
Dechra Pharmaceuticals, First Lien Term Loan, 3M SOFR + 3.25%, 01/27/2032	$900,000	$903,177
OPAL US LLC, First Lien Term Loan, 6M SOFR + 3.50%, 04/23/2032	4,355,445	4,378,594
Padagis LLC, First Lien Initial Term Loan, 3M SOFR + 4.75%, 0.50% Floor, 07/06/2028	2,105,514	1,979,183
		7,260,954
Professional Services - 9.95%
AG Group Holdings, Inc., First Lien Term Loan, 1M SOFR + 4.00%, 12/29/2028	3,885,590	3,637,884
Ankura Consulting Group LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.75% Floor, 12/29/2031	2,704,427	2,706,117
Berkeley Resh Group LLC, First Lien Term Loan, 1M SOFR + 3.25%, 04/30/2032	3,521,906	3,539,199
Camelot US Acquisition LLC, First Lien Term Loan, 6M CME TERM + 3.00%, 01/31/2031	2,500,000	2,477,350
Cast & Crew LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 12/29/2028	4,961,431	4,702,295
CohnReznick Advisory LLC, First Lien Term Loan:
3M SOFR + 4.00%, 03/31/2032	431,169	430,091
3M SOFR + 4.00%, 03/31/2032	1,862,649	1,857,993
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 3M SOFR + 3.75%, 1.00% Floor, 04/09/2027	3,239,229	3,155,106
DTI Holdco Inc, First Lien Term Loan, 1M SOFR + 4.00%, 04/26/2029	1,125,007	1,113,655
Dun & Bradstreet 11/24, First Lien Term Loan, 1M SOFR + 2.25%, 01/18/2029	1,704,107	1,704,746
Eisner Advisory Group LLC, First Lien Term Loan, 3M SOFR + 4.00%, 02/28/2031	1,816,204	1,826,420
Element Materials Technology Group Holdings, First Lien Term Loan, 3M SOFR + 4.25%, 07/06/2029	2,991,003	3,004,088
First Advantage Holdings, LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/31/2031	2,557,865	2,562,264
Grant Thornton Advisors LLC, First Lien Term Loan, 1M SOFR + 3.00%, 05/30/2031	821,111	823,472
Lereta, LLC, First Lien Term Loan, 1M SOFR + 5.25%, 07/30/2028	1,388,996	1,234,720
Mermaid Bidco Inc aka Datasite TL 1L, First Lien Term Loan, 3M SOFR + 3.25%, 07/03/2031	2,433,309	2,439,392
Perficient/Plano 8/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 10/02/2031	4,156,663	3,959,222
Secretariat Advisors LLC, First Lien Term Loan:
3M SOFR + 4.00%, 02/28/2032(b)	872,278	874,458
6M SOFR + 0.00%, 02/28/2032(b)	105,357	105,621
Sedgwick Claims Management Services, Inc., First Lien Term Loan, 1M SOFR + 3.00%, 07/31/2031	1,994,975	2,004,401
Thevelia US LLC, First Lien Term Loan, 3M SOFR + 3.00%, 0.50% Floor, 06/18/2029	3,740,506	3,748,305
TTF Holdings LLC, First Lien Term Loan, 6M SOFR + 3.75%, 07/18/2031	3,618,564	3,598,210
Vaco Holdings, LLC, First Lien Term Loan, 3M SOFR + 5.00%, 01/21/2029	4,546,162	4,179,059
VT Topco, Inc. 12/24 1L, First Lien Term Loan, 3M SOFR + 3.00%, 08/09/2030	690,120	692,408
		56,376,476
Real Estate Management & Development - 0.12%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.50% Floor, 01/31/2030	697,377	702,025

Semiconductors & Semiconductor Equipment - 0.82%
Altar Bidco, Inc., First Lien Term Loan, 3M SOFR + 3.10%, 0.50% Floor, 02/01/2029	2,487,179	2,482,864
MKS, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 0.50% Floor, 08/17/2029	2,150,959	2,159,294
		4,642,158
Software - 17.27%
Avalara, Inc., First Lien Term Loan, 3M SOFR + 3.25%, 03/26/2032	3,421,446	3,440,230
BEP Intermediate Holdco LLC, First Lien Term Loan, 1M SOFR + 3.25%, 04/25/2031	1,080,522	1,085,925
BMC Software 7/24 2nd Lien TL, Second Lien Term Loan, 3M SOFR + 5.75%, 07/30/2032	4,012,587	3,914,800
Boost Newco Borrower LLC, First Lien Term Loan, 3M SOFR + 2.00%, 01/31/2031	2,243,353	2,251,766
Boxer Parent Co., Inc., First Lien Term Loan, 6M CME TERM + 3.25%, 07/30/2031	5,785,443	5,756,140
Central Parent LLC, First Lien Term Loan, 3M SOFR + 3.25%, 07/06/2029	4,680,089	3,919,809
Clearwater Analytics LLC, First Lien Term Loan, 6M SOFR + 0.00%, 04/21/2032(b)	523,441	524,095

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	51

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Software (continued)
Cloud Software Group, Inc., First Lien Term Loan, 3M SOFR + 3.75%, 0.50% Floor, 03/21/2031	$1,731,271	$1,736,136
Conga Corp., First Lien Term Loan, 3M SOFR + 3.50%, 0.75% Floor, 05/08/2028	888,775	892,996
Connectwise, LLC, First Lien Term Loan, 3M SOFR + 3.50%, 0.50% Floor, 09/29/2028	2,721,795	2,739,092
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 1M SOFR + 3.75%, 0.50% Floor, 10/16/2028	5,371,407	5,054,171
Delta Topco, Inc., First Lien Term Loan, 3M SOFR + 2.75%, 11/30/2029	2,079,304	2,066,859
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M SOFR + 4.00%, 02/18/2027	4,529,758	4,490,123
Flexera Software LLC, First Lien Term Loan, 3M SOFR + 3.00%, 0.75% Floor, 03/03/2028	897,744	899,508
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M SOFR + 4.00%, 0.75% Floor, 11/19/2026	2,351,993	2,246,824
Idera INC, First Lien Term Loan, 3M SOFR + 3.50%, 03/02/2028	4,021,890	3,782,668
Infoblox 4/24 2nd lien TL 1L, Second Lien Term Loan, 3M SOFR + 5.25%, 11/29/2030	2,097,928	2,113,001
ION Trading Technologies Sarl, First Lien Term Loan, 3M SOFR + 3.50%, 04/01/2028	5,110,278	5,119,707
IVANTI SOFTWARE INC, First Lien Term Loan, 3M SOFR + 5.75%, 06/01/2029	402,109	414,675
Ivanti Software, Inc., First Lien Term Loan:
3M SOFR + 0.00%, 06/01/2029	800,404	667,589
3M SOFR + 0.00%, 06/01/2029(b)	1,587,358	960,352
Magenta Security Holdings, LLC First Out TL 1L, First Lien Term Loan, 1M SOFR + 6.75%, 07/27/2028	2,918,308	2,452,196
Magenta Security Holdings, LLC Second Out TL 1L, First Lien Term Loan, 6M SOFR + 7.00%, 07/27/2028	780,468	369,552
Magenta Security Holdings, LLC Third Out 1L TL, First Lien Term Loan, 6M SOFR + 6.25%, 07/27/2028	538,520	132,837
McAfee Corp., First Lien Term Loan, 1M SOFR + 3.00%, 0.50% Floor, 03/01/2029	3,197,784	3,112,180
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M SOFR + 4.50%, 05/02/2029	3,093,269	2,103,036
Perforce Software, Inc., First Lien Term Loan, 1M SOFR + 4.75%, 07/02/2029	5,159,827	4,985,682
Project Alpha (Qlik), First Lien Term Loan, 3M SOFR + 3.75%, 10/26/2030	4,768,414	4,796,238
Project Alpha (Qlik), Second Lien Term Loan, 3M SOFR + 5.00%, 05/09/2033	812,463	809,416
Project Leopard Holdings, Inc., First Lien Term Loan, 3M SOFR + 5.25%, 0.50% Floor, 07/20/2029	4,160,228	3,791,008
Proofpoint Inc, First Lien Term Loan, 3M SOFR + 0.00%, 08/31/2028	263,635	264,107
Quartz Acquired, LLC, First Lien Term Loan, 3M SOFR + 2.25%, 06/28/2030	1,735,998	1,744,678
SciQuest 10/24 2nd Lien, Second Lien Term Loan, 3M SOFR + 5.25%, 12/06/2032	2,520,000	2,491,650
Sophos Intermediate II, Ltd., First Lien Term Loan, 1M SOFR + 3.50%, 03/05/2027	1,994,754	2,004,688
SS&C Technologies, Inc., First Lien Term Loan, 1M SOFR + 2.00%, 05/09/2031	1,335,963	1,343,898
Starlight Parent, LLC, First Lien Term Loan, 6M CME TERM + 3.75%, 04/16/2032	2,740,066	2,685,840
Storable Inc, First Lien Term Loan, 1M SOFR + 3.25%, 04/16/2031	940,576	940,971
Tibco Software/Citrix/Cloud Software 11/24 TLB 1L, First Lien Term Loan, 3M SOFR + 3.50%, 03/29/2029	3,577,396	3,585,320
Vision Solutions, Inc., First Lien Term Loan, 3M SOFR + 4.26%, 0.75% Floor, 04/24/2028	3,624,719	3,450,732
Webpros Luxembourg Sarl, First Lien Term Loan, 1M SOFR + 3.75%, 03/28/2031	858,360	864,798
Zuora 12/24 Cov-Lite TLB, First Lien Term Loan, 1M SOFR + 3.50%, 02/14/2032	1,890,000	1,884,094
		97,889,387
Specialty Retail - 3.02%
APRO LLC, First Lien Term Loan, 1M SOFR + 3.75%, 07/09/2031	1,119,158	1,117,759
Beach Acquisition Bidco LLC, First Lien Term Loan, 3M SOFR + 3.25%, 06/28/2032(b)	785,101	790,008
EG Group Limited 12/24 TLB 1L, First Lien Term Loan, 3M SOFR + 4.75%, 02/07/2028	3,547,646	3,568,222
Great Outdoors Group LLC, First Lien Term Loan, 1M SOFR + 3.25%, 0.75% Floor, 01/23/2032	3,455,934	3,456,487
Mavis Tire Express Services Topco Corp., First Lien Term Loan, 3M SOFR + 3.00%, 0.75% Floor, 05/04/2028	1,285,667	1,286,651
RVR Dealership Holdings LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 02/08/2028	281,910	259,828
Spencer Spirit IH LLC, First Lien Term Loan, 3M SOFR + 4.75%, 07/15/2031	2,599,668	2,588,294

See Notes to Financial Statements.

52	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Specialty Retail (continued)
StubHub Holdco Sub LLC, First Lien Term Loan, 1M SOFR + 4.75%, 03/15/2030	$3,076,434	$2,994,386
Valvoline, Inc., First Lien Term Loan, 3M SOFR + 2.00%, 03/19/2032	1,018,985	1,023,585
		17,085,220
Technology Hardware, Storage & Peripherals - 0.70%
SanDisk 12/24 Cov-Lite, First Lien Term Loan, 3M SOFR + 3.00%, 02/20/2032	3,966,377	3,951,503

Trading Companies & Distributors - 2.40%
Avolon TLB Borrower 1 (US), First Lien Term Loan, 1M SOFR + 1.75%, 06/22/2030	2,129,518	2,133,458
CD&R Hydr SunSource, First Lien Term Loan, 1M SOFR + 4.00%, 03/25/2031	170,529	168,205
Foundation Building Materials, Inc., First Lien Term Loan, 3M SOFR + 4.00%, 01/29/2031	418,779	411,151
Herc Holdings Inc, First Lien Term Loan, 3M SOFR + 0.00%, 05/17/2032	227,963	229,103
Kodiak Building Partners, First Lien Term Loan, 3M SOFR + 3.75%, 12/04/2031	3,618,032	3,492,903
MRC Global 10/24 TLB, First Lien Term Loan, 3M SOFR + 3.50%, 10/29/2031(b)	2,631,608	2,641,476
Park River Holdings, Inc., First Lien Initial Term Loan, 3M SOFR + 3.25%, 0.75% Floor, 12/28/2027	1,837,670	1,794,016
QXO Building Products, Inc., First Lien Term Loan, 3M SOFR + 3.00%, 04/30/2032	668,820	674,221
White Cap Buyer LLC, First Lien Term Loan, 1M SOFR + 3.25%, 10/19/2029	2,048,335	2,040,275
		13,584,808
Transportation Infrastructure - 0.35%
Liquid Tech Solutions Holdings LLC, First Lien Term Loan, 1M SOFR + 3.75%, 0.75% Floor, 03/19/2028(b)	1,973,417	1,978,350

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $689,529,545)		674,065,769

CORPORATE BONDS - 38.81%

Aerospace & Defense - 0.66%
AAR Escrow Issuer LLC, 6.750%, 03/15/2029(d)	74,000	76,737
Bombardier, Inc., 7.450%, 05/01/2034(d)	407,000	443,496
BWX Technologies, Inc., 4.125%, 04/15/2029(d)	386,000	372,422
TransDigm, Inc.:
6.750%, 08/15/2028(d)	100,000	102,239
6.375%, 03/01/2029(d)	2,053,000	2,108,824
6.000%, 01/15/2033(d)	143,000	143,869
6.375%, 05/31/2033(d)	500,000	501,703
		3,749,290
Air Freight & Logistics - 0.09%
Clue Opco LLC, 9.500%, 10/15/2031(d)	206,000	218,582
Stonepeak Nile Parent LLC, 7.250%, 03/15/2032(d)	290,000	307,605
		526,187
Auto Components - 0.11%
ZF North America Capital, Inc., 6.875%, 04/23/2032(d)	700,000	647,522

Automobile Components - 0.87%
Adient Global Holdings, Ltd., 7.500%, 02/15/2033(d)	62,000	63,457
Benteler International AG, 10.500%, 05/15/2028(d)	350,000	368,677
Garrett Motion Holdings, Inc. / Garrett LX I Sarl, 7.750%, 05/31/2032(d)	1,873,000	1,951,750
Goodyear Tire & Rubber Co., 6.625%, 07/15/2030	1,594,000	1,627,141
Patrick Industries, Inc., 6.375%, 11/01/2032(d)	400,000	401,381

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	53

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Automobile Components (continued)
Tenneco, Inc., 8.000%, 11/17/2028(d)	$540,000	$534,582
		4,946,988
Broadline Retail - 0.74%
Macy’s Retail Holdings LLC, 5.125%, 01/15/2042	1,130,000	784,250
Rakuten Group, Inc., 9.750%, 04/15/2029(d)	3,084,000	3,386,768
		4,171,018
Building Products - 0.38%
Griffon Corp., 5.750%, 03/01/2028	2,160,000	2,161,111

Capital Markets - 0.77%
AG Issuer LLC, 6.250%, 03/01/2028(d)	300,000	300,246
Aretec Group, Inc., 10.000%, 08/15/2030(d)	320,000	352,054
Jane Street Group / JSG Finance, Inc., 6.750%, 05/01/2033(d)	720,000	740,758
Jefferies Finance LLC / JFIN Co.-Issuer Corp., 5.000%, 08/15/2028(d)	275,000	266,039
Prospect Capital Corp., 3.437%, 10/15/2028	780,000	700,034
Stonex Escrow Issuer LLC, 6.875%, 07/15/2032(d)	728,000	735,909
StoneX Group, Inc., 7.875%, 03/01/2031(d)	1,220,000	1,279,635
		4,374,675
Chemicals - 0.20%
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(d)	749,000	750,758
INEOS Quattro Finance 2 PLC, 9.625%, 03/15/2029(d)	250,000	253,760
Tronox, Inc., 4.625%, 03/15/2029(d)	127,000	109,699
		1,114,217
Commercial Services & Supplies - 0.49%
Pitney Bowes, Inc., 7.250%, 03/15/2029(d)	1,240,000	1,265,197
RB Global Holdings, Inc., 6.750%, 03/15/2028(d)	1,000,000	1,027,020
RR Donnelley & Sons Co., 9.500%, 08/01/2029(d)	460,000	460,347
		2,752,564
Communications Equipment - 0.57%
CommScope LLC, 7.125%, 07/01/2028(d)	2,381,000	2,341,820
Viavi Solutions, Inc., 3.750%, 10/01/2029(d)	930,000	869,932
		3,211,752
Construction & Engineering - 0.33%
Brundage-Bone Concrete Pumping Holdings, Inc., 7.500%, 02/01/2032(d)	85,000	84,311
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(d)	760,000	730,983
Tutor Perini Corp., 11.880%, 04/30/2029(d)	934,000	1,052,141
		1,867,435
Construction Materials - 0.10%
Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/2031(d)	560,000	587,567

Consumer Finance - 3.71%
Ally Financial, Inc., 6.700%, 02/14/2033	800,000	833,995
Azorra Finance, Ltd.:
7.750%, 04/15/2030(d)	310,000	323,531
7.250%, 01/15/2031(d)	414,000	423,697
Bread Financial Holdings, Inc., 9.750%, 03/15/2029(d)	1,000,000	1,077,578
Credit Acceptance Corp., 6.625%, 03/15/2030(d)	1,770,000	1,795,152

See Notes to Financial Statements.

54	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Consumer Finance (continued)
Enova International, Inc.:
11.250%, 12/15/2028(d)	$770,000	$827,753
9.125%, 08/01/2029(d)	1,350,000	1,422,214
FirstCash, Inc.:
4.630%, 09/01/2028(d)	3,335,000	3,276,670
5.625%, 01/01/2030(d)	350,000	349,562
goeasy, Ltd.:
9.250%, 12/01/2028(d)	1,598,000	1,691,774
7.625%, 07/01/2029(d)	839,000	865,519
6.875%, 05/15/2030(d)	1,450,000	1,459,127
Jefferson Capital Holdings LLC, 8.250%, 05/15/2030(d)	410,000	425,145
Navient Corp.:
5.500%, 03/15/2029	190,000	186,213
9.380%, 07/25/2030	1,514,000	1,671,140
7.875%, 06/15/2032	923,000	961,073
5.625%, 08/01/2033	434,000	399,443
OneMain Finance Corp., 6.625%, 05/15/2029	302,000	310,547
PRA Group, Inc., 8.380%, 02/01/2028(d)	197,000	202,294
PROG Holdings, Inc., 6.000%, 11/15/2029(d)	300,000	288,344
SLM Corp., 6.500%, 01/31/2030	631,000	662,803
Synchrony Financial, 7.250%, 02/02/2033	1,527,000	1,598,489
		21,052,063
Consumer Staples Distribution & Retail - 0.14%
United Natural Foods, Inc., 6.750%, 10/15/2028(d)	800,000	790,370

Containers & Packaging - 1.39%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(d)	3,290,000	3,006,458
Cascades, Inc./Cascades USA, Inc., 6.750%, 07/15/2030(d)	799,000	803,570
Mauser Packaging Solutions Holding Co., 7.875%, 04/15/2027(d)	890,000	905,701
OI European Group BV, 4.750%, 02/15/2030(d)	630,000	606,460
Owens-Brockway Glass Container, Inc., 7.375%, 06/01/2032(d)	1,780,000	1,815,744
TriMas Corp., 4.125%, 04/15/2029(d)	775,000	736,804
		7,874,737
Diversified Consumer Services - 0.35%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(d)	529,000	525,047
Carriage Services, Inc., 4.250%, 05/15/2029(d)	770,000	728,036
Cogent Communications Group LLC / Cogent Finance, Inc., 6.500%, 07/01/2032(d)	745,000	734,540
		1,987,623
Diversified REITs - 0.25%
Iron Mountain, Inc., 4.500%, 02/15/2031(d)	833,000	794,299
RHP Hotel Properties LP / RHP Finance Corp.:
4.500%, 02/15/2029(d)	337,000	329,628
6.500%, 06/15/2033(d)	289,000	297,488
		1,421,415
Diversified Telecommunication Services - 0.40%
Directv Financing LLC / Directv Financing Co.-Obligor, Inc., 10.000%, 02/15/2031(d)	1,245,000	1,209,540
Lumen Technologies, Inc., 4.500%, 01/15/2029(d)	470,000	423,447
Viasat, Inc., 7.500%, 05/30/2031(d)	324,000	280,982

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	55

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Diversified Telecommunication Services (continued)
Virgin Media Finance PLC, 5.000%, 07/15/2030(d)	$407,000	$372,279
		2,286,248
Electric Utilities - 0.03%
Leeward Renewable Energy Operations LLC, 4.250%, 07/01/2029(d)	159,000	148,561

Electronic Equipment, Instruments & Components - 0.12%
Crane NXT Co., 4.200%, 03/15/2048	100,000	60,477
Sensata Technologies BV, 4.000%, 04/15/2029(d)	666,000	633,999
		694,476
Energy Equipment & Services - 1.73%
Diamond Foreign Asset Co. / Diamond Finance LLC, 8.500%, 10/01/2030(d)	310,000	323,028
Enerflex, Ltd., 9.000%, 10/15/2027(d)	1,338,000	1,384,375
Precision Drilling Corp., 6.875%, 01/15/2029(d)	930,000	919,471
USA Compression Partners LP / USA Compression Finance Corp., 7.125%, 03/15/2029(d)	4,093,000	4,197,605
Valaris, Ltd., 8.380%, 04/30/2030(d)	2,150,000	2,207,543
Viridien, 10.000%, 10/15/2030(d)	765,000	753,396
		9,785,418
Financial Services - 0.85%
Freedom Mortgage Corp., 12.250%, 10/01/2030(d)	564,000	625,864
Freedom Mortgage Holdings LLC:
9.250%, 02/01/2029(d)	340,000	353,405
8.375%, 04/01/2032(d)	294,000	297,402
PennyMac Financial Services, Inc.:
4.250%, 02/15/2029(d)	2,371,000	2,281,604
6.875%, 05/15/2032(d)	415,000	424,585
6.875%, 02/15/2033(d)	309,000	317,111
TrueNoord Capital DAC, 8.750%, 03/01/2030(d)	270,000	280,585
UWM Holdings LLC, 6.625%, 02/01/2030(d)	220,000	220,435
		4,800,991
Food Products - 0.79%
B&G Foods, Inc., 8.000%, 09/15/2028(d)	120,000	115,684
Post Holdings, Inc.:
4.625%, 04/15/2030(d)	3,385,000	3,257,264
4.500%, 09/15/2031(d)	1,195,000	1,110,268
		4,483,216
Gas Utilities - 0.61%
AmeriGas Partners LP / AmeriGas Finance Corp., 9.500%, 06/01/2030(d)	452,000	469,286
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(d)	2,390,000	2,262,666
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(d)	773,000	744,007
		3,475,959
Ground Transportation - 0.87%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.:
8.250%, 01/15/2030(d)	3,329,000	3,479,654
8.375%, 06/15/2032(d)	341,000	356,993

See Notes to Financial Statements.

56	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Ground Transportation (continued)
Hertz Corp.:
4.625%, 12/01/2026(d)	$396,000	$355,183
12.625%, 07/15/2029(d)	219,000	229,274
5.000%, 12/01/2029(d)	689,000	484,339
		4,905,443
Health Care Equipment & Supplies - 0.22%
Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028(d)	300,000	290,193
Hologic Inc Holx 4 5/8 02/01/28, 4.625%, 02/01/2028(d)	940,000	929,650
		1,219,843
Health Care Providers & Services - 1.15%
AdaptHealth LLC:
4.625%, 08/01/2029(d)	858,000	809,324
5.125%, 03/01/2030(d)	583,000	554,486
APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves,
7.875%, 11/01/2029(d)	350,000	358,312
CHS/Community Health Systems, Inc.:
6.875%, 04/15/2029(d)	1,300,000	1,037,634
6.125%, 04/01/2030(d)	700,000	518,271
DaVita, Inc., 4.625%, 06/01/2030(d)	2,427,000	2,326,999
Encompass Health Corp., 4.500%, 02/01/2028	898,000	890,518
		6,495,544
Health Care REITs - 1.15%
Diversified Healthcare Trust:
4.750%, 02/15/2028	1,800,000	1,667,464
4.375%, 03/01/2031	470,000	397,393
MPT Operating Partnership LP / MPT Finance Corp.:
5.000%, 10/15/2027	390,000	360,566
4.625%, 08/01/2029	3,639,000	2,870,444
3.500%, 03/15/2031	1,710,000	1,210,557
		6,506,424
Hotels, Restaurants & Leisure - 0.44%
Churchill Downs, Inc., 4.750%, 01/15/2028(d)	573,000	565,972
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., 4.625%, 01/15/2029(d)	450,000	431,299
Hilton Domestic Operating Co., Inc., 5.875%, 04/01/2029(d)	59,000	60,298
Voyager Parent LLC, 9.250%, 07/01/2032(d)	521,000	542,388
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.125%, 02/15/2031(d)	820,000	875,010
		2,474,967
Household Durables - 0.73%
Beazer Homes USA, Inc., 7.500%, 03/15/2031(d)	77,000	78,157
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC:
5.000%, 06/15/2029(d)	400,000	364,374
4.875%, 02/15/2030(d)	100,000	89,356
Century Communities, Inc., 3.880%, 08/15/2029(d)	50,000	46,370
M/I Homes, Inc., 3.950%, 02/15/2030	615,000	577,811
Somnigroup International, Inc., 4.000%, 04/15/2029(d)	2,378,000	2,276,045
Taylor Morrison Communities, Inc., 5.750%, 01/15/2028(d)	440,000	446,910
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	268,000	270,556
		4,149,579

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	57

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Industrial Conglomerates - 0.58%
Dcli Bidco LLC, 7.750%, 11/15/2029(d)	$310,000	$314,279
Icahn Enterprises LP / Icahn Enterprises Finance Corp.:
10.000%, 11/15/2029(d)	2,658,000	2,634,806
9.000%, 06/15/2030	365,000	341,608
		3,290,693
Interactive Media & Services - 0.27%
Cars.com, Inc., 6.375%, 11/01/2028(d)	500,000	501,668
ZipRecruiter, Inc., 5.000%, 01/15/2030(d)	1,186,000	1,013,640
		1,515,308
IT Services - 0.39%
ASGN, Inc., 4.625%, 05/15/2028(d)	605,000	590,419
Sabre GLBL, Inc.:
8.630%, 06/01/2027(d)	43,000	44,048
10.750%, 11/15/2029(d)	1,354,000	1,396,375
11.125%, 07/15/2030(d)	163,000	170,702
		2,201,544
Life Sciences Tools & Services - 0.07%
Star Parent, Inc., 9.000%, 10/01/2030(d)	380,000	400,166

Machinery - 0.93%
Allison Transmission, Inc., 3.750%, 01/30/2031(d)	1,875,000	1,719,762
ATS Corp., 4.125%, 12/15/2028(d)	11,000	10,526
JB Poindexter & Co., Inc., 8.750%, 12/15/2031(d)	350,000	356,632
Mueller Water Products, Inc., 4.000%, 06/15/2029(d)	1,047,000	1,005,930
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	815,000	796,628
Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029(d)	1,160,000	1,124,734
Titan International, Inc., 7.000%, 04/30/2028	260,000	261,243
		5,275,455
Marine Transportation - 0.11%
Stena International SA:
7.250%, 01/15/2031(d)	300,000	301,192
7.625%, 02/15/2031(d)	340,000	349,445
		650,637
Media - 2.04%
AMC Networks, Inc., 4.250%, 02/15/2029	366,000	293,556
CCO Holdings LLC / CCO Holdings Capital Corp.:
4.750%, 03/01/2030(d)	883,000	856,110
4.250%, 02/01/2031(d)	1,102,000	1,030,154
Clear Channel Outdoor Holdings, Inc., 7.750%, 04/15/2028(d)	1,571,000	1,485,812
CSC Holdings LLC:
7.500%, 04/01/2028(d)	110,000	81,737
11.750%, 01/31/2029(d)	710,000	675,764
6.500%, 02/01/2029(d)	590,000	480,252
5.750%, 01/15/2030(d)	200,000	99,122
Gray Media, Inc.:
4.750%, 10/15/2030(d)	1,200,000	909,000
5.375%, 11/15/2031(d)	510,000	382,855
Lamar Media Corp., 3.750%, 02/15/2028	558,000	541,272

See Notes to Financial Statements.

58	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Media (continued)
Nexstar Media, Inc.:
5.625%, 07/15/2027(d)	$99,000	$98,832
4.750%, 11/01/2028(d)	3,100,000	3,021,713
Sinclair Television Group, Inc., 5.500%, 03/01/2030(d)	456,000	369,930
Univision Communications, Inc., 8.500%, 07/31/2031(d)	1,240,000	1,242,496
		11,568,605
Metals & Mining - 0.92%
Alumina Pty, Ltd., 6.375%, 09/15/2032(d)	290,000	295,635
Cleveland-Cliffs, Inc.:
7.500%, 09/15/2031(d)	233,000	224,915
7.375%, 05/01/2033(d)	350,000	328,874
Compass Minerals International, Inc., 8.000%, 07/01/2030(d)	524,000	541,777
Kaiser Aluminum Corp., 4.500%, 06/01/2031(d)	57,000	53,365
Mineral Resources, Ltd.:
8.000%, 11/01/2027(d)	23,000	23,124
9.250%, 10/01/2028(d)	1,538,000	1,575,924
SunCoke Energy, Inc., 4.880%, 06/30/2029(d)	995,000	926,880
Taseko Mines, Ltd., 8.250%, 05/01/2030(d)	1,160,000	1,215,829
		5,186,323
Mortgage Real Estate Investment Trusts (REITs) - 1.30%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(d)	320,000	304,427
Rithm Capital Corp.:
8.000%, 04/01/2029(d)	1,810,000	1,830,031
8.000%, 07/15/2030(d)	729,000	733,203
Starwood Property Trust, Inc.:
3.630%, 07/15/2026(d)	2,422,000	2,382,549
7.250%, 04/01/2029(d)	580,000	610,781
6.000%, 04/15/2030(d)	600,000	607,268
6.500%, 07/01/2030(d)	850,000	878,505
		7,346,764
Office REITs - 0.28%
Brandywine Operating Partnership LP, 8.875%, 04/12/2029	1,478,000	1,601,351

Oil, Gas & Consumable Fuels - 7.17%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 8.630%, 06/15/2029(d)	930,000	989,058
Baytex Energy Corp., 8.500%, 04/30/2030(d)	1,836,000	1,838,444
Buckeye Partners LP, 4.500%, 03/01/2028(d)	770,000	758,917
California Resources Corp., 8.250%, 06/15/2029(d)	1,513,000	1,554,225
Calumet Specialty Products Partners LP / Calumet Finance Corp., 9.750%, 07/15/2028(d)	347,000	346,207
CNX Resources Corp., 6.000%, 01/15/2029(d)	985,000	989,578
Comstock Resources, Inc.:
6.750%, 03/01/2029(d)	2,550,000	2,557,635
5.875%, 01/15/2030(d)	1,951,000	1,896,868
Crescent Energy Finance LLC:
9.250%, 02/15/2028(d)	830,000	865,719
7.625%, 04/01/2032(d)	1,317,000	1,287,025
7.375%, 01/15/2033(d)	159,000	152,129
CVR Energy, Inc., 8.500%, 01/15/2029(d)	2,278,000	2,280,590

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	59

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Oil, Gas & Consumable Fuels (continued)
Delek Logistics Partners LP / Delek Logistics Finance Corp.:
7.125%, 06/01/2028(d)	$888,000	$892,249
8.630%, 03/15/2029(d)	2,294,000	2,382,404
7.375%, 06/30/2033(d)	1,104,000	1,099,811
Energean PLC, 6.500%, 04/30/2027(d)	300,000	294,891
Global Partners LP / GLP Finance Corp., 6.875%, 01/15/2029	1,700,000	1,727,305
Gulfport Energy Operating Corp., 6.750%, 09/01/2029(d)	1,517,000	1,556,598
Hess Midstream Operations LP:
5.875%, 03/01/2028(d)	610,000	619,474
5.130%, 06/15/2028(d)	2,502,000	2,486,211
6.500%, 06/01/2029(d)	120,000	123,490
Hilcorp Energy I LP / Hilcorp Finance Co.:
6.000%, 02/01/2031(d)	40,000	38,725
6.250%, 04/15/2032(d)	630,000	602,142
8.375%, 11/01/2033(d)	380,000	394,578
Karoon USA Finance, Inc., 10.500%, 05/14/2029(d)	740,000	751,504
Kraken Oil & Gas Partners LLC, 7.625%, 08/15/2029(d)	310,000	304,814
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.875%, 12/01/2032(d)	929,000	936,419
MEG Energy Corp., 5.875%, 02/01/2029(d)	1,397,000	1,396,447
Murphy Oil USA, Inc., 3.750%, 02/15/2031(d)	571,000	527,409
Northern Oil & Gas, Inc.:
8.130%, 03/01/2028(d)	1,968,000	1,986,905
8.750%, 06/15/2031(d)	850,000	876,983
PBF Holding Co. LLC / PBF Finance Corp., 9.875%, 03/15/2030(d)	380,000	369,917
Summit Midstream Holdings LLC, 8.625%, 10/31/2029(d)	802,000	821,125
Sunoco LP / Sunoco Finance Corp.:
7.000%, 09/15/2028(d)	1,000,000	1,032,474
4.500%, 05/15/2029	2,673,000	2,596,875
Talos Production, Inc.:
9.000%, 02/01/2029(d)	225,000	230,527
9.375%, 02/01/2031(d)	1,049,000	1,071,831
		40,637,503
Paper & Forest Products - 0.06%
Magnera Corp., 7.250%, 11/15/2031(d)	360,000	339,759

Passenger Airlines - 0.81%
American Airlines, Inc., 8.500%, 05/15/2029(d)	223,000	233,962
JetBlue Airways Corp. / JetBlue Loyalty LP, 9.875%, 09/20/2031(d)	3,913,000	3,809,330
VistaJet Malta Finance PLC / Vista Management Holding, Inc., 9.500%, 06/01/2028(d)	520,000	534,858
		4,578,150
Personal Care Products - 0.24%
HLF Financing Sarl LLC / Herbalife International, Inc., 4.875%, 06/01/2029(d)	1,633,000	1,381,269

Pharmaceuticals - 0.12%
Prestige Brands, Inc., 3.750%, 04/01/2031(d)	746,000	687,936

Professional Services - 0.16%
Science Applications International Corp., 4.880%, 04/01/2028(d)	930,000	916,163

Real Estate Management & Development - 0.40%
Anywhere Real Estate Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(d)	1,050,000	922,105

See Notes to Financial Statements.

60	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Principal
	Amount	Value
Real Estate Management & Development (continued)
Howard Hughes Corp.:
4.125%, 02/01/2029(d)	$1,170,000	$1,115,042
4.380%, 02/01/2031(d)	270,000	249,350
		2,286,497
Road & Rail - 0.11%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.375%, 03/01/2029(d)	660,000	636,665

Semiconductors & Semiconductor Equipment - 0.13%
AMS-OSRAM AG, 12.250%, 03/30/2029(d)	710,000	758,189

Software - 0.97%
Cloud Software Group, Inc., 6.500%, 03/31/2029(d)	1,860,000	1,878,522
Fair Isaac Corp., 4.000%, 06/15/2028(d)	3,690,000	3,594,481
		5,473,003
Specialized REITs - 0.34%
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(d)	42,000	39,390
Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(d)	1,960,000	1,896,288
		1,935,678
Specialty Retail - 0.80%
PetSmart, Inc. / PetSmart Finance Corp., 4.750%, 02/15/2028(d)	620,000	605,129
Upbound Group, Inc., 6.375%, 02/15/2029(d)	328,000	324,869
Victra Holdings LLC / Victra Finance Corp., 8.750%, 09/15/2029(d)	290,000	304,175
Wayfair LLC:
7.250%, 10/31/2029(d)	2,269,000	2,275,689
7.750%, 09/15/2030(d)	1,007,000	1,015,767
		4,525,629
Textiles, Apparel & Luxury Goods - 0.20%
Wolverine World Wide, Inc., 4.000%, 08/15/2029(d)	1,258,000	1,129,642

Thrifts & Mortgage Finance - 0.06%
United Wholesale Mortgage LLC, 5.500%, 04/15/2029(d)	350,000	340,046

Trading Companies & Distributors - 0.11%
Velocity Vehicle Group LLC, 8.000%, 06/01/2029(d)	210,000	210,001
Veritiv Operating Co., 10.500%, 11/30/2030(d)	370,000	400,986
		610,987
TOTAL CORPORATE BONDS
(Cost $214,097,451)		219,937,165

	Shares	Value
COMMON STOCK - 0.45%
Diversified Consumer Services - 0.00%(e)
Loyalty Ventures Inc(b)(f)	1,353,511	13,535

Energy Equipment & Services - 0.22%
Brock Holdings III Inc.(b)(f)	164,832	–
Total Safety Holdings, LLC(b)(f)	2,951	1,106,625

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	61

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

	Shares	Value
Energy Equipment & Services (continued)
Utex Industries Holdings, LLC(f)	3,182	$132,849
		1,239,474
Health Care Providers & Services - 0.23%
Envision Healthcare Corp. Equity(f)	79,338	1,311,556

TOTAL COMMON STOCK
(Cost $9,129,123)		2,564,565

WARRANTS - 0.00%(e)
Energy Equipment & Services - 0.00%(e)
Utex Industries Holdings, LLC expires 12/31/2049 at $114.76(b)	7,955	3,182

TOTAL WARRANTS
(Cost $0)		3,182

SHORT TERM INVESTMENTS - 4.66%
Open-end Investment Companies - 4.66%
Fidelity Treasury Portfolio
(4.18% 7-Day Yield)	26,397,289	26,397,289

TOTAL SHORT TERM INVESTMENTS
(Cost $26,397,289)		26,397,289

Total Investments- 162.86%
(Cost $939,153,408)		922,967,970

Liabilities in Excess of Other Assets - (5.30)%		(30,062,912)

Mandatory Redeemable Preferred Shares - (7.98)%
(liquidation preference plus distributions payable on term preferred shares)		(45,191,790)

Leverage Facility - (49.58)%		(281,000,000)

Net Assets - 100.00%		$566,713,268

Amounts above are shown as a percentage of net assets as of June 30, 2025.

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR - 1 Month SOFR as of June 30, 2025 was 4.32%

3M US SOFR - 3 Month SOFR as of June 30, 2025 was 4.34%

6M US SOFR - 6 Month SOFR as of June 30, 2025 was 4.37%

6M CME TERM SOFR - 6 Month CME TERM SOFR as of June 30, 2025 was 4.15%

See Notes to Financial Statements.

62	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Portfolio of Investments

June 30, 2025 (Unaudited)

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of June 30, 2025, is based on the reference rate plus the displayed spread as of the security’s last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $191,575,300, which represented approximately 33.80% of net assets as of June 30, 2025. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(e)	Amount represents less than 0.005% of net assets.
(f)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	63

Blackstone Credit & Insurance Funds	Statements of Assets and Liabilities

June 30, 2025 (Unaudited)

	Senior Floating Rate	Long-Short Credit	Strategic Credit
	2027 Term Fund	Income Fund	2027 Term Fund
ASSETS:
Investments, at fair value (Cost $289,142,550, $251,047,411 and $939,153,408, respectively)	$283,505,581	$247,269,775	$922,967,970
Cash	–	1,016,193	5,650,304
Receivable for investment securities sold	18,043,385	15,387,976	49,268,624
Interest receivable	1,908,868	1,516,406	8,170,209
Net unrealized appreciation on unfunded loan commitments	1,482	1,095	2,477
Prepaid offering costs	78,387	72,630	608,524
Prepaid legal other	60,403	53,179	130,283
Prepaid expenses and other assets	28,375	24,809	84,949
Total Assets	303,626,481	265,342,063	986,883,340

LIABILITIES:
Payable to custodian overdraft	334,450	–	–
Payable for investment securities purchased	27,012,116	22,173,111	89,695,766
Leverage facility	86,600,000	76,000,000	281,000,000
Interest due on leverage facility	507,098	472,126	1,430,846
Accrued investment advisory fee payable	197,479	163,636	701,221
Accrued fund accounting and administration fees payable	143,404	117,981	396,044
Accrued trustees’ fees payable	50,334	40,939	116,783
Other payables and accrued expenses	571,825	425,774	1,637,622
Mandatory redeemable preferred shares(a) (net of deferred financing costs of: –, – and $352,710, respectively)(a)	–	–	44,647,290
Distributions payable on mandatory redeemable preferred shares	–	–	544,500
Total Liabilities	115,416,706	99,393,567	420,170,072
Commitments and contingent liabilities (Note 8)
Net Assets Attributable to Common Shareholders	$188,209,775	$165,948,496	$566,713,268

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Par value ($0.001 per share, applicable to 13,015,904, 12,708,275 and 44,664,382 shares issued and outstanding)	$13,016	$12,708	$44,664
Paid-in capital in excess of par value	257,309,411	236,816,138	839,503,351
Total distributable earnings	(69,112,652)	(70,880,350)	(272,834,747)
Net Assets Attributable to Common Shareholders	$188,209,775	$165,948,496	$566,713,268

Net Asset Value per Common Share	$14.46	$13.06	$12.69

(a)	$1,000 liquidation value per share. 45,000 shares issued and outstanding for BGB .

See Notes to Financial Statements.

64	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Statements of Operations

For the Six Months Ended June 30, 2025 (Unaudited)

	Senior Floating Rate	Long-Short Credit	Strategic Credit
	2027 Term Fund	Income Fund	2027 Term Fund
INVESTMENT INCOME:
Interest	$11,910,056	$10,423,160	$38,440,662
Total Investment Income	11,910,056	10,423,160	38,440,662

EXPENSES:
Investment advisory fee	1,237,992	987,971	4,415,346
Fund accounting and administration fees	183,858	160,961	486,790
Insurance expense	33,548	29,230	102,724
Legal and audit fees	208,177	180,361	308,821
Custodian fees	89,967	37,228	65,668
Amortization of deferred financing costs	–	–	84,669
Offering costs	217,386	–	–
Trustees’ fees and expenses	59,204	48,741	143,684
Printing expense	27,698	23,898	30,725
Transfer agent fees	9,663	8,367	14,247
Interest on leverage facility	2,485,934	2,189,308	7,843,992
Other expenses	–	627	29,407
Distributions to mandatory redeemable preferred shares	–	–	1,485,000
Total Expenses	4,553,427	3,666,692	15,011,073
Net Investment Income	7,356,629	6,756,468	23,429,589

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities and unfunded loan commitments	(864,667)	(1,170,082)	(3,674,454)
Net realized loss:	(864,667)	(1,170,082)	(3,674,454)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(3,175,455)	(1,657,553)	(3,857,446)
Net change in unrealized appreciation/(depreciation) on investments	(3,175,455)	(1,657,553)	(3,857,446)
Net Realized and Unrealized Loss on Investments	(4,040,122)	(2,827,635)	(7,531,900)

Net Increase in Net Assets Attributable to Common Shares from Operations	$3,316,507	$3,928,833	$15,897,689

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	65

Blackstone Credit & Insurance Funds	Statements of Changes in Net Assets

	Senior Floating Rate 2027 Term Fund		Long-Short Credit Income Fund		Strategic Credit 2027 Term Fund
	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
FROM OPERATIONS:
Net investment income(a)	$7,356,629	$17,563,286	$6,756,468	$14,992,081	$23,429,589	$51,468,005
Net realized gain/(loss)	(864,667)	(1,687,621)	(1,170,082)	(700,450)	(3,674,454)	1,354,482
Net change in unrealized appreciation/(depreciation) on Investment securities	(3,175,455)	2,681,774	(1,657,553)	2,017,641	(3,857,446)	3,008,456
Net Increase in Net Assets Attributable to Common Shares from Operations	3,316,507	18,557,439	3,928,833	16,309,272	15,897,689	55,830,943

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(6,454,330)	(17,639,582)	(5,578,933)	(15,631,178)	(19,875,650)	(50,604,744)
Net Decrease in Net Assets from Distributions to Common Shareholders	(6,454,330)	(17,639,582)	(5,578,933)	(15,631,178)	(19,875,650)	(50,604,744)

Net asset value of common shares issued to shareholders from reinvestment of dividends	104,482	–	–	–	–	–
Net Increase from Capital Share Transactions	104,482	–	–	–	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(3,033,341)	917,857	(1,650,100)	678,094	(3,977,961)	5,226,199

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	191,243,116	190,325,259	167,598,596	166,920,502	570,691,229	565,465,030
End of period	$188,209,775	$191,243,116	$165,948,496	$167,598,596	$566,713,268	$570,691,229

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund’s mandatory redeemable preferred shares (“MRPS” or “Mandatory Redeemable Preferred Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage. BGB recorded distributions of $1,485,000, to holders of Series B MRPS for the six months ended June 30, 2025. For the fiscal year ended December 31, 2024, BGB recorded distributions of $2,970,000, to holders of Series A MRPS. See Note 11 for details on tax characterization of distributions.

See Notes to Financial Statements.

66	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Statements of Cash Flows

For the Six Months Ended June 30, 2025 (Unaudited)

	Senior Floating Rate	Long-Short Credit	Strategic Credit
	2027 Term Fund	Income Fund	2027 Term Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$3,316,507	$3,928,833	$15,897,689
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of investment securities	(143,481,707)	(149,787,170)	(665,031,678)
Proceeds from disposition of investment securities	149,208,724	155,657,092	694,313,197
Net discounts (accreted)/premiums amortized	(348,532)	(469,863)	(2,056,659)
Net realized gains / (losses) on:
Investment securities and unfunded loan commitments	864,667	1,170,082	3,674,454
Net change in unrealized appreciation on:
Investment securities	3,175,455	1,657,553	3,857,446
Net (purchases) / sales of short term investments	(1,783,690)	7,236,605	15,506,561
Amortization of deferred financing costs	–	–	84,669
(Increase)/Decrease in assets:
Interest receivable	(508,140)	(98,572)	(1,903,590)
Prepaid legal other	(20,188)	(33,049)	(56,251)
Receivable for Investments sold	2,518,034	(6,979,528)	(19,972,846)
Prepaid offering costs	378,794	16,290	142,576
Net unrealized appreciation on unfunded loan commitments	5,237	4,639	17,288
Prepaid expenses and other assets	57,297	69,101	152,229
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	–	(8,250)
Interest due on loan facility	399,746	373,556	1,071,459
Accrued investment advisory fees payable	(179,442)	(77,428)	(69,587)
Payable to custodian due to overdraft	333,142	–	–
Payable for investments purchased	(2,114,810)	(505,150)	(2,870,554)
Accrued fund accounting and administration expense payable	2,845	(4,041)	29,689
Accrued trustees’ fees payable	(3,014)	(6,004)	(42,286)
Other payables and accrued expenses	(66,155)	(146,491)	(606,302)
Net Cash Provided by Operating Activities	11,754,770	12,006,455	42,129,254

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	–	–	9,000,000
Payments on leverage facility	(4,000,000)	(4,500,000)	(22,000,000)
Payment of deferred financing costs	–	–	(84,669)
Distributions paid - common shareholders - net of distributions reinvested	(7,754,770)	(6,811,636)	(23,850,780)
Net Cash Used in Financing Activities	(11,754,770)	(11,311,636)	(36,935,449)

Net Increase in Cash	–	694,819	5,193,805
Cash, beginning balance	$–	$321,374	$456,499
Cash, ending balance	$–	$1,016,193	$5,650,304

Supplemental disclosure of cash flow information:
Interest paid on leverage facility during the year	$2,086,188	$1,815,752	$6,772,533
Non cash reinvestment on distributions	$104,482	–	–

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	67

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six
	Months Ended		For the	For the	For the
	June 30, 2025		Year Ended	Year Ended	Year Ended
	(Unaudited)		December 31, 2024	December 31, 2023	December 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.70		$14.63	$14.00	$16.21
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57		1.35	1.37	1.04
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.31)		0.08	0.70	(2.39)
Total Income/(Loss) from Investment Operations	0.26		1.43	2.07	(1.35)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.50)		(1.36)	(1.44)	(0.86)
Total Distributions to Common Shareholders	(0.50)		(1.36)	(1.44)	(0.86)

Net asset value per common share - end of period	$14.46		$14.70	$14.63	$14.00
Market price per common share - end of period	$14.30		$14.34	$13.35	$12.43

Total Investment Return - Net Asset Value(b)	1.94%		10.42%	16.64%	(8.01%)
Total Investment Return - Market Price(b)	3.27%		18.05%	19.88%	(22.89%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$188,210		$191,243	$190,325	$182,140
Ratio of expenses to average net assets attributable to common shares	4.81	%(c)	5.08%	4.69%	3.18%
Ratio of expenses to average managed assets(d)	3.28	%(c)	3.46%	3.28%	2.16%
Ratio of net investment income to average net assets attributable to common shares	7.86	%(c)	9.11%	9.50%	6.95%
Portfolio turnover rate	51	%(e)	112%	60%	75%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$86,600		$90,600	$89,600	$85,000
Average borrowings outstanding during the period (000s)	$88,600		$90,589	$80,626	$94,819
Asset coverage, end of period per $1,000(f)	$3,173		$3,111	$3,124	$3,143

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020 (g)	December 31, 2019	December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$15.88	$16.41	$16.48	$17.57
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.02	1.08	1.31	1.32
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.30	(0.72)	(0.06)	(1.00)
Total Income from Investment Operations	1.32	0.36	1.25	0.32

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.99)	(1.09)	(1.32)	(1.41)
Total Distributions to Common Shareholders	(0.99)	(1.09)	(1.32)	(1.41)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	–	0.20	–	–
Total Capital Share Transactions	–	0.20	–	–

Net asset value per common share - end of period	$16.21	$15.88	$16.41	$16.48
Market price per common share - end of period	$17.17	$14.22	$16.15	$15.33

See Notes to Financial Statements.

68	www.blackstone-credit.com

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020 (g)	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Total Investment Return - Net Asset Value(b)	8.57%	4.98%	7.92%	1.88%
Total Investment Return - Market Price(b)	28.43%	(4.48%)	14.17%	(7.49%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$219,387	$215,253	$250,848	$251,645
Ratio of expenses to average net assets attributable to common shares	2.36%	2.75%	3.54%	3.35%
Ratio of expenses to average managed assets(d)	1.60%	1.87%	2.37%	2.25%
Ratio of net investment income to average net assets attributable to common shares	6.23%	7.19%	7.82%	7.49%
Portfolio turnover rate	97%	76%	40%	88%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$105,500	$100,000	$123,500	$124,000
Average borrowings outstanding during the period (000s)	$105,974	$104,521	$125,408	$132,067
Asset coverage, end of period per $1,000(f)	$3,079	$3,153	$3,031	$3,029

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.61	$15.96	$18.08
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.26	1.24	1.22
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.14)	1.57	(2.17)
Total Income/(Loss) from Investment Operations	1.12	2.81	(0.95)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.16)	(1.16)	(1.17)
Total Distributions to Common Shareholders	(1.16)	(1.16)	(1.17)

CAPITAL SHARE TRANSACTIONS:
Accretion to net asset value resulting from share repurchases	–	–	–
Total Capital Share Transactions	–	–	–

Net asset value per common share - end of period	$17.57	$17.61	$15.96
Market price per common share - end of period	$18.00	$18.08	$14.85

Total Investment Return - Net Asset Value(b)	6.67%	18.44%	(5.19%)
Total Investment Return - Market Price(b)	6.44%	30.70%	(4.72%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$267,903	$268,153	$242,874
Ratio of expenses to average net assets attributable to common shares	3.01%	2.59%	2.48%
Ratio of expenses to average managed assets(d)	2.02%	1.74%	1.67%
Ratio of net investment income to average net assets attributable to common shares	7.11%	7.48%	6.84%
Portfolio turnover rate	135%	99%	65%

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$132,000	$131,000	$119,500
Average borrowings outstanding during the period (000s)	$132,323	$122,782	$132,372
Asset coverage, end of period per $1,000(f)	$3,030	$3,047	$3,032

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	69

Blackstone Senior Floating Rate 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Percentage represents the results for the period and is not annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (excluding the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.
(g)	Prior to December 10, 2020 the Blackstone Senior Floating Rate 2027 Term Fund was known as the Blackstone / GSO Senior Floating Rate Term Fund.

See Notes to Financial Statements.

70	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six
	Months Ended		For the		For the		For the
	June 30, 2025		Year Ended		Year Ended		Year Ended
	(Unaudited)		December 31, 2024		December 31, 2023		December 31, 2022
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$13.19			$13.13		$12.55	$15.22
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	0.53			1.18		1.26	1.06
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.22)			0.11		0.66	(2.85)
Total Income/(Loss) from Investment Operations	0.31			1.29		1.92	(1.79)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.44)			(1.23)		(1.34)	(0.88)
Total Distributions to Common Shareholders	(0.44)			(1.23)		(1.34)	(0.88)

Net asset value per common share - end of period	$13.06			$13.19		$13.13	$12.55
Market price per common share - end of period	$12.41			$12.44		$11.45	$10.84

Total Investment Return - Net Asset Value(c)	2.58%			10.66%		17.64%	(11.19%)
Total Investment Return - Market Price(c)	3.35%			19.69%		18.77%	(20.58%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$165,948			$167,599		$166,921	$159,531
Ratio of expenses to average net assets attributable to common shares	4.45	%(d)		5.20%		5.24%	3.67%
Ratio of expenses to average managed assets(e)	3.03	%(d)		3.54%		3.39%	2.24%
Ratio of net investment income to average net assets attributable to common shares	8.21	%(d)		8.86%		9.77%	7.68%
Portfolio turnover rate	60	%(f)		129%		88%	94%
MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on
Mandatory Redeemable
Preferred Shares (000s)	$ N/A		$	N/A	$	N/A	$20,125
Total shares outstanding (000s)	–			–		–	20
Asset coverage, end of period per $1,000(g)	$ N/A		$	N/A	$	N/A	$2,550
Liquidation preference per share	$ N/A		$	N/A	$	N/A	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$76,000			$80,500		$77,200	$82,800
Average borrowings outstanding during the period (000s)	$78,116			$79,580		$78,190	$92,127
Asset coverage, end of period per $1,000(h)	$3,184			$3,082		$3,162	$3,170

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020 (i)	December 31, 2019	December 31, 2018
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.94	$15.74	$15.62	$17.09
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.06	1.18	1.46	1.46
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.25	(0.79)	0.12	(1.32)
Total Income from Investment Operations	1.31	0.39	1.58	0.14

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.03)	(1.19)	(1.46)	(1.61)
Total Distributions to Common Shareholders	(1.03)	(1.19)	(1.46)	(1.61)

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	71

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	December 31, 2020 (i)	December 31, 2019	December 31, 2018
Net asset value per common share - end of period	$15.22	$14.94	$15.74	$15.62
Market price per common share - end of period	$14.70	$13.42	$15.64	$13.74

Total Investment Return - Net Asset Value(c)	9.26%	4.41%	10.73%	1.25%
Total Investment Return - Market Price(c)	17.48%	(5.62%)	25.08%	(4.40%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$193,368	$189,901	$199,982	$198,399
Ratio of expenses to average net assets attributable to common shares	2.69%	3.08%	3.85%	3.73%
Ratio of expenses to average managed assets(e)	1.67%	1.89%	2.36%	2.31%
Ratio of net investment income to average net assets attributable to common shares	6.89%	8.28%	9.15%	8.52%
Portfolio turnover rate	90%	77%	40%	75%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on
Mandatory Redeemable
Preferred Shares (000s)	$20,128	$20,128	$20,128	$20,122
Total shares outstanding (000s)	20	20	20	20
Asset coverage , end of period per $1,000(g)	$2,626	$2,638	$2,562	$2,556
Liquidation preference per share	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$98,900	$95,900	$108,000	$107,500
Average borrowings outstanding during the period (000s)	$100,347	$93,946	$109,385	$115,392
Asset coverage, end of period per $1,000(h)	$3,157	$3,189	$3,037	$3,032

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.94	$15.37	$17.82
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.34	1.40	1.48
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	0.05	1.60	(2.66)
Total Income/(Loss) from Investment Operations	1.39	3.00	(1.18)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.24)	(1.43)	(1.27)
Total Distributions to Common Shareholders	(1.24)	(1.43)	(1.27)

Net asset value per common share - end of period	$17.09	$16.94	$15.37
Market price per common share - end of period	$15.92	$15.92	$13.48

Total Investment Return - Net Asset Value(c)	8.85%	21.21%	(6.04%)
Total Investment Return - Market Price(c)	7.90%	29.89%	(5.44%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$217,067	$215,236	$195,204
Ratio of expenses to average net assets attributable to common shares	3.03%	2.58%	2.07%
Ratio of expenses to average managed assets(e)	1.93%	1.73%	1.43%
Ratio of net investment income to average net assets attributable to common shares	7.82%	8.67%	8.45%
Portfolio turnover rate	126%	103%	72%

See Notes to Financial Statements.

72	www.blackstone-credit.com

Blackstone Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	December 31, 2017	December 31, 2016	December 31, 2015
MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on
Mandatory Redeemable
Preferred Shares (000s)	$20,121	$20,125	$	N/A
Total shares outstanding (000s)	20	20		–
Asset coverage , end of period per $1,000(g)	$2,644	$2,905	$	N/A
Liquidation preference per share	$1,000	$1,000	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$112,000	$93,000		$96,000
Average borrowings outstanding during the period (000s)	$105,633	$93,684		$100,261
Asset coverage, end of period per $1,000(h)	$3,117	$3,314		$3,033

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Fund’s MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage.
(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(f)	Percentage represents the results for the period and is not annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares, including dividends payable on Mandatory Redeemable Preferred Shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000. On July 27, 2023, BGX redeemed all of its outstanding Series A Mandatory Redeemable Preferred Shares at liquidation value in the amount of $20,000,000.
(h)	Calculated by subtracting the Fund’s total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on Mandatory Redeemable Preferred Shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000. On July 27, 2023, BGX redeemed all of its outstanding Series A Mandatory Redeemable Preferred Shares at liquidation value in the amount of $20,000,000.
(i)	Prior to December 10, 2020 the Blackstone Long-Short Credit Income Fund was known as the Blackstone / GSO Long-Short Credit Income Fund.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	73

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Six		For the	For the	For the	For the	For the
	Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2025		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2024	2023	2022	2021	2020 (a)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$12.78		$12.66	$12.06	$14.44	$14.19	$15.25
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.52		1.15	1.14	0.93	0.93	1.08
Net realized and unrealized gain/(loss) on investments, foreign currency transactions and unfunded loan commitments	(0.16)		0.10	0.67	(2.53)	0.21	(1.04)
Total Income/(Loss) from Investment Operations	0.36		1.25	1.81	(1.60)	1.14	0.04

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.45)		(1.13)	(1.21)	(0.78)	(0.89)	(1.10)
Total Distributions to Common Shareholders	(0.45)		(1.13)	(1.21)	(0.78)	(0.89)	(1.10)

Net asset value per common share - end of period	$12.69		$12.78	$12.66	$12.06	$14.44	$14.19
Market price per common share - end of period	$12.12		$12.23	$11.32	$10.58	$13.49	$12.48

Total Investment Return - Net Asset Value(d)	3.00%		10.77%	17.10%	(10.68%)	8.60%	2.03%
Total Investment Return - Market Price(d)	2.80%		18.55%	19.36%	(16.13%)	15.36%	(4.83%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$566,713		$570,691	$565,465	$538,860	$645,050	$633,741
Ratio of expenses to average net assets attributable to common shares	5.37	%(e)	6.22%	5.70%	3.67%	2.78%	3.15%
Ratio of expenses to average managed assets(f)	3.38	%(e)	3.92%	3.65%	2.32%	1.77%	2.00%
Ratio of net investment income to average net assets attributable to common shares	8.37	%(e)	8.98%	9.22%	7.08%	6.36%	7.90%
Portfolio turnover rate	73	%(g)	144%	81%	81%	101%	77%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,192		$45,115	$44,891	$45,281	$45,287	$45,287
Total shares outstanding (000s)	45		45	45	45	45	45
Asset coverage, end of period per $1,000(h)	$2,738		$2,683	$2,726	$2,715	$2,749	$2,790
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$1,000	$1,000

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$281,000		$294,000	$282,600	$268,900	$323,800	$309,100
Average borrowings outstanding during the period (000s)	$287,359		$292,352	$266,066	$300,105	$325,709	$306,661
Asset coverage, end of period per $1,000(i)	$3,176		$3,093	$3,160	$3,172	$3,131	$3,196

(a)	Prior to December 10, 2020 the Blackstone Strategic Credit 2027 Term Fund was known as the Blackstone / GSO Strategic Credit Fund.
(b)	Calculated using average common shares outstanding.
(c)	Distributions on the Fund’s MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 10 - Leverage.

See Notes to Financial Statements.

74	www.blackstone-credit.com

Blackstone Strategic Credit 2027 Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(e)	Annualized.
(f)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(g)	Percentage represents the results for the period and is not annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares, including dividends payable on Mandatory Redeemable Preferred Shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000. On July 25, 2023, BGB issued 45,000 4-year Series B Mandatory Redeemable Preferred Shares with a liquidation value of $45,000,000. On July 27, 2023, BGB redeemed all of its outstanding Series A Mandatory Redeemable Preferred Shares at liquidation value in the amount of $45,000,000.
(i)	Calculated by subtracting the Fund’s total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on Mandatory Redeemable Preferred Shares, and the principal amount of the Leverage Facility) from the Fund’s total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000. On July 25, 2023, BGB issued 45,000 4-year Series B Mandatory Redeemable Preferred Shares with a liquidation value of $45,000,000. On July 27, 2023, BGB redeemed all of its outstanding Series A Mandatory Redeemable Preferred Shares at liquidation value in the amount of $45,000,000.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2025	75

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone Senior Floating Rate 2027 Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to Blackstone Liquid Credit Strategies LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

BSL will dissolve on or about May 31, 2027, absent shareholder approval to extend such term. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BSL’s Board of Trustees (the “BSL Board”), with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017, BSL announced an extension of BSL’s reinvestment period. The extension allows BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date.

On January 26, 2022, the Securities and Exchange Commission (the “SEC”) declared effective a registration statement filed under the “shelf” registration process for BSL. Pursuant to the shelf registration, BSL may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BSL designates from time to time, directly to purchasers, through at-the-market (“ATM”) offerings or through a combination of these methods. On February 1, 2022, BSL launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. BSL’s shelf registration expired on January 26, 2025, and BSL sold 2,004 common shares totaling $32,583, net of offering costs of $87, pursuant to this shelf.

Blackstone Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone Strategic Credit 2027 Term Fund (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BGB’s Amended and Restated Agreement and Declaration of Trust, prior to the date of dissolution a majority of BGB’s Board of Trustees (the “BGB Board”), with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. The dissolution date of BGB may be extended an unlimited number of times.

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, the Funds are now classified as diversified companies; BGX and BSL as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act. The name changes of BSL and BGB became effective on March 6, 2023.

Investment Objectives:

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined in Note 3) will be invested in senior secured, floating rate loans (“Senior Loans”).

76	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (’’Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s Managed Assets (defined in Note 3) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. Each Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. Each Fund operates as a single operating segment. As a result, the Funds’ segment accounting policies are consistent with those described herein and the Funds do not have any intra-segment sales and transfers of assets. See “Note 13. Segment Reporting”for further information.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Open- end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

In accordance with Rule 2a-5 under the 1940 Act, the Funds’ Board of Trustees (the “Board”) has designated the Adviser as the valuation designee to perform fair value determinations related to each Fund’s investments, subject to the Board’s oversight and periodic reporting requirements. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Funds have procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Semi-Annual Report | June 30, 2025	77

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2025:

Blackstone Senior Floating Rate 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$7,073,324	$671,147	$7,744,471
Commercial Services & Supplies	–	10,339,546	2,276,777	12,616,323
Financial Services	–	4,166,618	953,111	5,119,729
Health Care Providers & Services	–	13,872,269	313,588	14,185,857
IT Services	–	9,330,840	3,028,478	12,359,318
Life Sciences Tools & Services	–	–	923,242	923,242
Machinery	–	10,592,761	246,220	10,838,981
Professional Services	–	20,343,076	330,586	20,673,662
Software	–	36,281,794	491,759	36,773,553
Trading Companies & Distributors	–	4,288,028	394,489	4,682,517
Transportation Infrastructure	–	–	617,675	617,675
Other	–	130,438,138	–	130,438,138
Collateralized Loan Obligation Securities
Consumer Finance	–	–	1,498,284	1,498,284
Financial Services	–	–	18,263,956	18,263,956
Common Stock
Diversified Consumer Services	–	–	4,624	4,624
Health Care Providers & Services	–	480,911	–	480,911
Short-Term Investments	6,284,340	–	–	6,284,340
Total	$6,284,340	$247,207,305	$30,013,936	$283,505,581

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	1,482	–	1,482
Total	–	1,482	–	1,482

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2025, the Fund’s outstanding borrowings of $86,600,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

78	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

Blackstone Long-Short Credit Income Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$5,137,314	$591,249	$5,728,563
Commercial Services & Supplies	–	6,905,775	2,108,203	9,013,978
Financial Services	–	1,856,713	846,129	2,702,842
Health Care Providers & Services	–	11,308,888	281,425	11,590,313
IT Services	–	4,542,080	870,379	5,412,459
Life Sciences Tools & Services	–	–	887,324	887,324
Professional Services	–	14,989,250	290,404	15,279,654
Software	–	29,268,713	434,878	29,703,591
Specialty Retail	–	4,100,763	216,163	4,316,926
Thrifts & Mortgage Finance	–	–	1,084,718	1,084,718
Trading Companies & Distributors	–	2,772,760	723,195	3,495,955
Transportation Infrastructure	–	–	538,458	538,458
Other	–	100,031,309	–	100,031,309
Collateralized Loan Obligation Securities
Consumer Finance	–	–	1,498,284	1,498,284
Financial Services	–	–	16,232,314	16,232,314
Corporate Bonds	–	36,634,191	–	36,634,191
Common Stock
Diversified Consumer Services	–	–	4,094	4,094
Health Care Providers & Services	–	393,460	–	393,460
Short Term Investments	2,721,342	–	–	2,721,342
Total	$2,721,342	$217,941,216	$26,607,217	$247,269,775

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	1,095	–	1,095
Total	–	1,095	–	1,095

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2025, the Fund’s outstanding borrowings of $76,000,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

Semi-Annual Report | June 30, 2025	79

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

Blackstone Strategic Credit 2027 Term Fund

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$20,554,421	$2,150,354	$22,704,775
Commercial Services & Supplies	–	26,772,416	4,858,674	31,631,090
Financial Services	–	8,324,738	3,063,572	11,388,310
Health Care Providers & Services	–	37,836,624	1,013,132	38,849,756
IT Services	–	20,333,093	3,267,802	23,600,895
Life Sciences Tools & Services	–	–	2,897,246	2,897,246
Professional Services	–	55,396,397	980,079	56,376,476
Software	–	96,404,940	1,484,447	97,889,387
Specialty Retail	–	16,295,212	790,008	17,085,220
Trading Companies & Distributors	–	10,943,332	2,641,476	13,584,808
Transportation Infrastructure	–	–	1,978,350	1,978,350
Other	–	356,079,456	–	356,079,456
Corporate Bonds	–	219,937,165	–	219,937,165
Common Stock
Diversified Consumer Services	–	–	13,535	13,535
Energy Equipment & Services	–	132,849	1,106,625	1,239,474
Health Care Providers & Services	–	1,311,556	–	1,311,556
Warrants
Energy Equipment & Services	–	–	3,182	3,182
Short Term Investments	26,397,289	–	–	26,397,289
Total	$26,397,289	$870,322,199	$26,248,482	$922,967,970

Other Financial Instruments
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	2,477	–	2,477
Total	–	2,477	–	2,477

*	Refer to each Fund’s Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2025, the Fund’s outstanding borrowings of $281,000,000 under its Leverage Facility are categorized as Level 2 within the fair value hierarchy.

80	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone Senior Floating Rate 2027 Term Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2024	$9,142,878	$11,762,047	$–	$1,232	$20,906,157
Accrued discount/ premium	17,201	2,336	–	–	19,537
Realized Gain/(Loss)	(9,443)	25,146	–	–	15,703
Change in Unrealized Appreciation/(Depreciation)	(302,388)	(219,983)	–	(1,232)	(523,603)
Purchases(1)	5,502,291	10,442,694	–	–	15,944,985
Sales Proceeds(2)	(2,332,695)	(2,249,998)	–	–	(4,582,693)
Transfer into Level 3	2,576,698	–	4,624	–	2,581,322
Transfer out of Level 3	(4,347,472)	–	–	–	(4,347,472)
Balance as of June 30, 2025	$10,247,070	$19,762,242	$4,624	$–	$30,013,936
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2025	$(222,097)	$(182,025)	$–	$(1,232)	$(405,354)

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of December 31, 2024	$7,714,837	$11,502,297	$–	$1,244	$19,218,378
Accrued discount/ premium	(3,143)	3,121	–	–	(22)
Realized Gain/(Loss)	(14,612)	36,276	–	–	21,664
Change in Unrealized Appreciation/(Depreciation)	(260,367)	(253,789)	–	(1,244)	(515,400)
Purchases(1)	4,184,255	9,442,694	–	–	13,626,949
Sales Proceeds(2)	(2,253,330)	(3,000,000)	–	–	(5,253,330)
Transfer into Level 3	2,377,362	–	4,094	–	2,381,456
Transfer out of Level 3	(2,872,478)	–	–	–	(2,872,478)
Balance as of June 30, 2025	$8,872,524	$17,730,599	$4,094	$–	$26,607,217
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2025	$(197,870)	$(204,369)	$–	$(1,244)	$(403,483)

Blackstone Strategic Credit 2027 Term Fund	Floating Rate Loan Interests	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2024	$27,689,006	$1,106,625	$3,182	$4,977	$28,803,790
Accrued discount/ premium	11,495	–	–	–	11,495
Realized Gain/(Loss)	(27,669)	–	–	–	(27,669)
Change in Unrealized Appreciation/(Depreciation)	(1,052,400)	13,535	–	(4,977)	(1,043,513)
Purchases(1)	15,137,260	–	–	–	15,137,260
Sales Proceeds(2)	(10,517,117)	–	–	–	(10,517,117)
Transfer into Level 3	6,702,109	–	–	–	6,702,109
Transfer out of Level 3	(12,817,544)	–	–	–	(12,817,544)
Balance as of June 30, 2025	$25,125,140	$1,120,160	$3,182	$–	$26,248,482
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2025	$(681,273)	$13,535	$–	$(4,977)	$(672,386)

(1)       Purchases include all purchases of securities and securities received in corporate actions.

(2)       Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Semi-Annual Report | June 30, 2025	81

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Information about Level 3 fair value measurements as of June 30, 2025:

Blackstone Senior Floating Rate 2027 Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$10,247,070	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	19,762,242	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	4,624	Third Party Vendor Pricing Services	Broker Quotes	N/A

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$8,872,524	Third Party Vendor Pricing Services	Broker Quotes	N/A
Collateralized Loan Obligation Securities	17,730,599	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	4,094	Third Party Vendor Pricing Services	Broker Quotes	N/A

Blackstone Strategic Credit 2027 Term Fund	Fair Value	Valuation Technique	Unobservable Input(s)	Value/Rate (Weighted Average)
Floating Rate Loan Interests	$25,125,140	Third Party Vendor Pricing Services	Broker Quotes	N/A
Common Stock	–	Performance Multiple Methodology	EBITDA Multiple	7.38x
	1,120,160	Third Party Vendor Pricing Services	Broker Quotes	N/A
Warrants	3,182	Third Party Vendor Pricing Services	Broker Quotes	N/A

A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA Multiple	Increase	Decrease
Broker Quotes	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. For the period ended June 30, 2025, Management has analyzed the tax positions taken by the Funds and has concluded that no income tax provisions are required.

Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, including differences in the timing of recognition or income, losses, and/or gains, and differing characterization of distributions made by the Funds as a whole.

As of and during the period ended June 30, 2025, the Funds did not incur a liability arising from any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years after the filing of most state and local returns for state and local purposes. Tax returns for any open years have not required and as such not incorporated any uncertain tax positions that result in a provision for income taxes.

82	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income determined after the payment of dividends and/or interest, if any, owed with respect to any outstanding preferred shares and/or borrowings. The Funds intend to pay any capital gain distributions at least annually, if any. The Funds utilize a “dynamic” distribution strategy that is based on the net investment income earned by the Funds. The Funds declare a set of monthly distributions each quarter in amounts closely tied to the Funds’ recent average monthly net investment income. As a result, the monthly distribution amounts for the Funds typically vary when compared quarter over quarter. A distribution may be treated as paid by December 31 of any calendar year if such a distribution is declared by the Fund in October, November or December with a record date in such a month and is paid by the Fund prior to January 31 of the following calendar year. Such distributions may be taxable to shareholders in the calendar year in which the distributions are declared, rather than taxable to shareholders in the calendar year in which the distributions are paid.

Offering Costs: Offering costs incurred in connection with BSL’s shelf registration statement, which expired on January 26, 2025, through June 30, 2025, are approximately $217,386. The Statements of Operations reflect the remaining deferred offering costs which were fully expensed at the end of the shelf offering period.

The estimates and assumptions underlying the Funds’ financial statements are based on the information available as of June 30, 2025. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Management Fees: The Adviser, a wholly-owned subsidiary of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit, asset-based finance and insurance asset management business unit of Blackstone Inc., “Blackstone Credit & Insurance”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BSL Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee (“Reduced Management Fee”), from an annual rate of 1.00% to 0.90% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. Due to the approval of the extension of the BSL term to May 31, 2027, the Reduced Management Fee will continue through BSL’s dissolution date. If BSL’s term is extended again by shareholders beyond May 31, 2027, the Reduced Management Fee will be assessed at that time. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s total assets (including any assets attributable to any leverage used) minus the sum of BGB’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“BGB Managed Assets”).

For the period ended June 30, 2025, management fees are included on the Statement of Operations. As of June 30, 2025, accrued payables relating to management fees are included on the Statement of Assets and Liabilities.

Fund Accounting and Administration Fees: ALPS serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the NAV of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of each fund’s respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

Custodian and Transfer Agent: The Bank of New York Mellon serves as the Funds’ custodian. Computershare Inc. (“Computershare”) serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare are not considered affiliates of the Funds as defined under the 1940 Act.

Semi-Annual Report | June 30, 2025	83

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the period ended June 30, 2025, excluding temporary short-term investments, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Blackstone Senior Floating Rate 2027 Term Fund	$143,481,707	$146,098,752
Blackstone Long-Short Credit Income Fund	149,787,171	153,951,003
Blackstone Strategic Credit 2027 Term Fund	665,031,677	689,249,634

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party of the Funds. Fee arrangements with related parties are disclosed in Note 3 and amounts incurred are disclosed in the Statements of Operations.

During the period ended June 30, 2025, none of the Funds engaged in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act.

Blackstone Holdings Finance Co. L.L.C (“FINCO”), an affiliate of the Adviser, pays expenses on behalf of the Funds from time to time. The Funds reimburse FINCO for such expenses paid on behalf of the Funds. FINCO does not charge any fees for providing such services. The amounts of $112,026, $100,031 and $206,207 for BSL, BGX, and BGB, respectively, as of the period ended June 30, 2025, are recorded as other payables and accrued expenses on the Funds’ Statements of Assets and Liabilities.

Blackstone Securities Partners L.P. (“BSP”), an affiliate of BSL and of the Adviser, served as the Distributor for BSL’s ATM offering of common shares of beneficial interest (“BSL Common Shares”) under a distribution agreement with BSL (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BSL compensated BSP with respect to the sale of BSL Common Shares in the ATM offering, which expired January 26, 2025, at a commission rate of 1.00% of the gross proceeds of the sale of BSL Common Shares. Additionally, BSP entered into a sub-placement agent agreement with UBS Securities LLC (the “Sub Placement Agent”) and of the commission rate of 1.00%, BSP compensated the Sub-Placement Agent at a rate of 0.80% of the gross proceeds of the sale of BSL’s Common Shares sold through the Sub-Placement Agent. For the period ended June 30, 2025, BSL did not sell any shares, pursuant to this shelf registration and $0 gross proceeds were rebated by BSP back to BSL.

84	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

NOTE 6. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone Senior Floating Rate 2027 Term Fund	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
Common shares outstanding - beginning of period	13,008,542	13,008,542
Common shares issued as reinvestment of dividends	7,362	–
Common shares outstanding - end of period	13,015,904	13,008,542

Blackstone Long-Short Credit Income Fund	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
Common shares outstanding - beginning of period	12,708,275	12,708,275
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	12,708,275	12,708,275

Blackstone Strategic Credit 2027 Term Fund	For the Six Months Ended June 30, 2025 (Unaudited)	For the Year Ended December 31, 2024
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 7. LOANS AND OTHER INVESTMENTS

BSL defines “Senior Loans” as senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans and 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BSL defines “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BSL’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGX defines its managed assets as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). BGB defines “Managed Assets” as total assets (including “effective leverage” (meaning leverage incurred through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions) and “traditional leverage” (meaning borrowing money or issuing preferred shares (but will not issue auction rate preferred shares), debt securities or commercial paper, or enter into similar transactions)). Under normal market conditions, at least 80% of BGB’s Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. At June 30, 2025, 91.24% of BSL’s Managed Assets were held in Senior Loans, 79.01% of BGX’s Managed Assets were held in Secured Loans, and 100.14% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans. BGB may invest in assignments or participations of Senior Secured Loans made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions.

Senior Secured Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the Secured Overnight Financing Rate (“SOFR”), plus a premium or credit spread.

Semi-Annual Report | June 30, 2025	85

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2025, BSL, BGX and BGB had invested $7,986,937, $6,553,362, and $23,140,777, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation.

BSL and BGX have invested in CLO securities. A CLO is a financing entity (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, each Fund will not invest in equity tranches, which are the lowest tranche. However, each Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, each Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of each Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

86	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

NOTE 8. GENERAL COMMITMENTS AND CONTINGENCIES

As of June 30, 2025, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Senior Floating Rate 2027 Term Fund		Blackstone Long-Short Credit Income Fund		Blackstone Strategic Credit 2027 Term Fund
Borrower	Par Value	Fair Value	Par Value	Fair Value	Par Value	Fair Value
Hanger, Inc., First Lien Term Loan	$53,472	$53,624	$47,471	$47,604	$171,875	$172,362
June Purchaser/Janney Montgomery 9/24 Delayed TL 1., First Lien Term Loan	109,584	110,162	97,284	97,797	173,664	174,579
R1 RCM 10/24 Cov-Lite., First Lien Term Loan	38,141	38,155	33,635	33,647	8,694	8,697
Signia Aerospace 11/24., First Lien Term Loan	35,339	35,560	32,056	32,257	118,096	118,834
Grant Thornton Advisors LLC, First Lien Term Loan	40,118	40,133	35,444	35,458	128,924	128,973
Total	$276,654	$277,634	$245,890	$246,763	$601,253	$603,445

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the period ended June 30, 2025, BSL, BGX, and BGB recorded net unrealized appreciation on unfunded loan commitments totaling $1,482, $1,095, and $2,477, respectively.

NOTE 9. CREDIT DEFAULT SWAPS

BGX may enter into over-the-counter (“OTC”) and/or centrally cleared credit default swap contracts and may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy.

During the period ended June 30, 2025, BGX did not enter into any credit default swaps.

Semi-Annual Report | June 30, 2025	87

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

NOTE 10. LEVERAGE

On July 27, 2016, BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (the “Series A MRPS”). BGX issued 20,000 Series A MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 Series A MRPS with a total liquidation value of $45,000,000. As of February 11, 2021, the Series A MRPS of BGB and BGX were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on both BGB’s Series A MRPS and BGX’s Series A MRPS to “A”. The downgrades were driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Funds’ credit profiles. The dividend rate on the Funds’ Series A MRPS would have increased if the credit rating for the relevant Fund were downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the Series A MRPS was July 27, 2023, and on that date, BGB and BGX redeemed all of their outstanding Series A MRPS at liquidation value in the amount of $45,000,000 and $20,000,000, respectively. Prior to redemption, BGB and BGX made quarterly dividend payments on the Series A MRPS at an annual dividend rate of 3.61%. On July 25, 2023 BGB issued 45,000 4-year mandatory redeemable preferred shares (the “Series B MRPS”) with a par value of $0.001 per share and a total liquidation value of $45,000,000. As of July 25, 2023, the Series B MRPS were rated “A” by Fitch Ratings. The Series B MRPS are redeemable on July 25, 2027, and pay quarterly distributions at an annual dividend rate of 6.60%. The dividend rate on the Fund’s Series B MRPS will increase if the Fund’s credit rating is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations. BGB used substantially all of the proceeds of the offering to fund the redemption payment for the Series A MRPS. Due to the terms of the Series B MRPS, face value approximates fair value at June 30, 2025. This fair value is based on Level 2 inputs under the three- tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of Series A MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs were amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. In connection with BGB’s issuance of Series B MRPS, certain costs were incurred by BGB and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 25, 2023 (day of issuance) through July 25, 2027 (final redemption date) and are shown on BGB’s Statements of Operations under amortization of deferred financing costs.

Except for matters that do not require the vote of the holders of Series B MRPS under the 1940 Act and except as otherwise provided in BGB’s Declaration of Trust, Bylaws, or the applicable Securities Purchase Agreement or as otherwise required by applicable law, each holder of Series B MRPS shall be entitled to one vote for each Series B MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund terminated its previously existing leverage facilities (the “Prior Leverage Facilities”) in December 2024 and entered into a new, separate Credit Agreement (each, an “Agreement”) with a new lender to borrow money pursuant to an evergreen revolving line of credit (each, a “Leverage Facility”) for BSL, BGX and BGB. Each Leverage Facility does not have a scheduled maturity date, but can be terminated (i) by the applicable Fund upon at least three (3) business days’ written notice to the lender under the applicable Leverage Facility or (ii) by such lender on the latest to occur of (a) the 365th day after the initial closing date of such Leverage Facility, (b) the 270th day after such lender delivers a notice of termination to the applicable Fund or (c) a later date specified by such lender in the applicable notice of termination.

BSL entered into an agreement dated December 24, 2024, to borrow up to a limit of $100 million (“BSL Revolving Loans”).

BGX entered into an agreement dated December 24, 2024, to borrow up to a limit of $90 million (“BGX Revolving Loans”).

BGB entered into an agreement dated December 24, 2024, to borrow up to a limit of $315 million (“BGB Revolving Loans” and collectively with BSL Revolving Loans and BGX Revolving Loans, the “Revolving Loans”).

Borrowings under each Agreement are secured by the assets of the applicable Fund.

Interest on outstanding Revolving Loans under each Leverage Facility is currently charged at a rate of 1.15% above adjusted term Secured Overnight Financing Rate (“SOFR”) with respect to the applicable Revolving Loans, with either a one (1) month interest period or three (3) month interest period as elected by the applicable Fund. The Funds may also elect to borrow daily interest rate loans based on a customary alternate base rate.

Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts, currently in an amount equal to 0.15% on the undrawn amounts when drawn amounts equal or exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time.

88	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

Under the terms of the applicable Agreement, the lender under the applicable Revolving Facility may deliver a notice that it will adjust the interest rate margin and/or commitment fees payable under the Revolving Facility (not more than once in any 365-day period with respect to the interest rate margin and not more than once in any 365-day period with respect to commitment fees). To the extent the applicable Revolving Facility is not previously terminated, any such adjustment will become effective without the consent of the Funds upon the latest to occur of (a) the 365th day after the initial closing date of such Leverage Facility, (b) the 60th day after such lender delivers such notice to the applicable Fund or (c) a later date specified by such lender in the applicable notice.

Interest is generally payable at the end of the respective interest period and fees are generally payable after the end of each calendar quarter. As of June 30, 2025, BSL, BGX, and BGB had borrowings outstanding under their respective Leverage Facility of $86.6 million, $76.0 million, and $281.0 million, at an interest rate of 5.47%, 5.47%, and 5.47%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at June 30, 2025. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended June 30, 2025, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the weighted average interest rates were $88,600,000 and 5.55%, $78,116,022 and 5.56%, and $287,359,116 and 5.47%, respectively. Prior to their termination, interest under BSL’s and BGB’s Prior Leverage Facilities was charged at a rate of 1.00% above adjusted term SOFR with respect to Tranche A Loans, 1.30% above adjusted term SOFR for one (1) month interest period Tranche B Loans and 1.20% above adjusted term SOFR for three (3) month interest period Tranche B Loans, with respect to the applicable loans thereunder. Prior to its termination, interest under BGX’s Prior Leverage Facility was charged at a rate of 1.15% with respect to Tranche A Loans consisting of TS Loans, 1.30% above adjusted term SOFR for (1) month interest period Tranche B Loans and 1.20% above adjusted term SOFR for (3) month interest period Tranche B Loans. During the period ended June 30, 2025, BSL, BGX and BGB incurred $11,754, $6,175, and $23,545, respectively, for commitment fees on undrawn amounts under the Leverage Facility, which is included under Interest on leverage facility on the Statements of Operations. Prior to their termination, the commitment fee payable in BSL’s, BGX’s and BGB’s Prior Leverage Facilities, for each of Tranche A and Tranche B Loans, was 0.15% when the drawn amounts exceeded 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time.

Under each Agreement and governing document of the Series B MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings, and BGB has agreed to maintain 225% asset coverage over borrowings plus Series B MRPS. Calculations in compliance with the investment restrictions are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds is expected to create certain risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than they would be if BSL and BGB did not use leverage because the fees paid are calculated on the basis of the Managed Assets of BSL and BGB, which include the assets purchased through leverage. As of June 30, 2025, BSL’s, BGX’s, and BGB’s leverage represented 31.50%, 31.41%, and 36.52% of each Fund’s Managed Assets, respectively. The leverage amount in BGB includes 5.04% of Managed Assets attributable to the Series B MRPS.

NOTE 11. INCOME TAX

Ordinary income, which as determined on a tax basis includes net short-term capital gains, if any, is allocated to common stockholders after the consideration of any payments due on outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income these distributions may be treated as a return of capital on a tax basis. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income, these distributions may also be treated as a return of capital on a tax basis.

Amounts paid from net long-term capital gains of the Funds, if any, will be designated as such by the Funds and are determined after the consideration of any payments due on outstanding preferred shares.

Semi-Annual Report | June 30, 2025	89

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

The Funds may make certain adjustments to the classification of net assets as a result of significant permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible federal taxes or losses, among other items. These differences may be charged or credited to paid-in capital and distributable earnings as a result. For the year ended December 31, 2024 permanent differences were as follows:

Fund	Increase/(Decrease) Paid-in capital	Increase/(Decrease) Total Distributable Earnings
Blackstone Senior Floating Rate 2027 Term Fund	$–	$–
Blackstone Long-Short Credit Income Fund	$–	$–
Blackstone Strategic Credit 2027 Term Fund	$(1,453)	$1,453

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2024 was as follows:

2024	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Distributions Paid From:
Ordinary Income	$17,639,582	$15,631,178	$53,574,744	(a)
Total	$17,639,582	$15,631,178	$53,574,744

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Losses for the year ended December 31, 2024, and as such are deemed to arise on the first day of the year ended December 31, 2025, were as follows:

Fund	Short Term	Long Term
Blackstone Senior Floating Rate 2027 Term Fund	$3,417,853	$59,917,018
Blackstone Long-Short Credit Income Fund	$5,622,604	$60,581,224
Blackstone Strategic Credit 2027 Term Fund	$15,010,872	$242,063,531

At December 31, 2024, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Undistributed ordinary income	$–	$–	$671,682
Accumulated capital losses	(63,334,871)	(66,203,828)	(257,074,403)
Unrealized appreciation/(depreciation)	(2,372,440)	(2,145,256)	(12,452,612)
Other Cumulative effect of timing differences	(267,518)	(881,166)	–
Total	$(65,974,829)	$(69,230,250)	$(268,855,333)

The amount of net tax unrealized appreciation/(depreciation) and the tax cost of investment securities at June 30, 2025, calculated using book/tax differences as of the most recently ended fiscal year, December 31, 2024, were as follows:

	Blackstone Senior Floating Rate 2027 Term Fund	Blackstone Long-Short Credit Income Fund	Blackstone Strategic Credit 2027 Term Fund
Cost of investments for income tax purposes	$289,053,476	$251,072,585	$939,278,027
Gross appreciation (excess of value over tax cost)	$1,667,424	$2,156,220	$9,774,797
Gross depreciation (excess of tax cost over value)	(7,215,319)	(5,959,030)	(26,084,854)
Net unrealized depreciation	$(5,547,895)	$(3,802,810)	$(16,310,057)

90	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Notes to Financial Statements

June 30, 2025 (Unaudited)

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENT

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023- 07”), which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by ASC 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods beginning with the first quarter ended March 31, 2025. Early adoption is permitted and retrospective adoption is required for all prior periods presented. The Funds have adopted ASU 2023-07 effective December 31, 2024 and concluded that the application of this guidance did not have any material impact on their financial statements. See “Note 13. Segment Reporting” for further information.

NOTE 13. SEGMENT REPORTING

Each of the Funds operates as a single reportable segment and derives revenues from investing primarily in senior loans and other fixed income instruments.

The chief operating decision maker (“CODM”) is comprised of the Funds’ chief executive officer and chief financial officer. The CODM assesses performance and makes operating decisions primarily based on each of the Funds’ net increase (decrease) in net assets attributable to common shares from operations and net investment income, respectively, which are reported on the Statements of Operations. These key metrics, in addition to other factors, are utilized by the CODM to determine the amount of dividends to be distributed to each of the Funds’ common shareholders. As each of the Funds’ operations comprise of a single reporting segment, the segment net assets are reflected on the Statement of Assets and Liabilities as net assets attributable to common shareholders and the significant segment expenses are listed on the Statement of Operations.

NOTE 14. INDEMNIFICATIONS

Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the respective Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Under such agreements, underwriters and agents may be entitled to indemnification by a Fund against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribution for payments the underwriters or agents may be required to make. Each Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the respective Fund that have not yet occurred.

NOTE 15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Shareholder Distributions for BSL: On June 13, 2025, a monthly distribution of $0.097 per share was declared to common shareholders, payable on July 31, 2025, to common shareholders of record on July 24, 2025. On June 13, 2025, a monthly distribution of $0.097 per share was declared to common shareholders, payable on August 29, 2025 to common shareholders of record on August 22, 2025.

Shareholder Distributions for BGX: On June 13, 2025, a monthly distribution of $0.084 per share was declared to common shareholders, payable on July 31, 2025, to common shareholders of record on July 24, 2025. On June 13, 2025, a monthly distribution of $0.084 per share was declared to common shareholders, payable on August 29, 2025 to common shareholders of record on August 22, 2025.

Shareholder Distributions for BGB: On June 13, 2025, a monthly distribution of $0.089 per share was declared to common shareholders, payable on July 31, 2025, to common shareholders of record on July 24, 2025. On June 13, 2025, a monthly distribution of $0.089 per share was declared to common shareholders, payable on August 29, 2025 to common shareholders of record on August 22, 2025.

Semi-Annual Report | June 30, 2025	91

Blackstone Credit & Insurance Funds	Summary of Dividend Reinvestment Plan

June 30, 2025 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ’‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Board declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ’‘determination date’’) is equal to or exceeds 98% of the NAV per common share, the Fund will issue new common shares at a price equal to the greater of:

(a)	98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or

(b)	95% of the market price per common share on the determination date.

(2) If 98% of the NAV per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the NAV per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the NAV per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s NAV declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

92	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Additional Information

June 30, 2025 (Unaudited)

Portfolio Information: The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT within 60 days after the end of the Funds’ fiscal quarter. The Funds’ portfolio holdings information for the third month of each fiscal quarter on Form N-PORT is available (1) on the Funds’ website located at www.blackstone-credit.com or (2) on the SEC’s website at http://www.sec.gov. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Information: The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located www.blackstone-credit.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics: The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

BSL Annual Meeting of Shareholders - Voting Results:

On April 23, 2025, BSL held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

	Number of Shares	% of Shares Voted
Affirmative	10,486,505	96.37%
Withheld	395,475	3.63%
Total	10,881,980	100.00%

BGX Annual Meeting of Shareholders - Voting Results:

On April 23, 2025, BGX held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

	Number of Shares	% of Shares Voted
Affirmative	9,577,875	94.13%
Withheld	597,866	5.87%
Total	10,175,741	100.00%

BGB Annual Meeting of Shareholders - Voting Results:

On April 23, 2025, BGB held a special meeting of shareholders to consider the proposals set forth below. The following votes were recorded:

	Number of Shares	% of Shares Voted
Affirmative	34,163,860	84.91%
Withheld	6,071,142	15.09%
Total	40,235,002	100.00%

Semi-Annual Report | June 30, 2025	93

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2025 (Unaudited)

This privacy policy sets forth the Adviser’s policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Adviser. These policies apply to individuals only and are subject to change.

July 2025

FACTS	WHAT DO WE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and income

● Assets and investment experience

● Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons we may choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

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Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2025 (Unaudited)

What We Do
How do we protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do we collect my personal information?

We collect your personal information, for example, when you:

● open an account or give us your income information

● provide employment information or give us your contact information

● tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include entities with a Blackstone name and certain other financial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Our joint marketing partners include financial services companies.

Other Important Information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among our affiliates except with the authorization or consent of the Vermont resident.
Contact Us
If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You may also write to:

Blackstone Inc. Attn: Legal & Compliance 345 Park Avenue New York, NY 10154

Semi-Annual Report | June 30, 2025	95

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2025 (Unaudited)

Investor Data Privacy Notice

Why are you seeing this notice?

●	You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of Blackstone Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).
●	We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).
●	“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information relating to an identified or identifiable individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).
●	We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’ / anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link: https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

●	For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).
●	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
●	Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.
●	We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘Contact Us’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data— but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What personal data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data we collect about you may include:

●	Contact information, such as name, e-mail and postal address, and phone number;
●	Demographic information, such as date and country of birth, gender, country of residence, nationality, and citizenship;
●	Government-issued identification numbers provided in connection with a subscription to Funds, such as Social Security number, driver’s license number, passport number, national identification number, and tax identification number;
●	Professional or employment-related information, such as the name of your employer or the organization you represent and your position;
●	Financial information, such as information related to your transactions with us or others, bank account details (e.g., account and routing number), financial account history, information concerning the source of funds used for investments, and details regarding your investment history (e.g., types and amounts of investments) assets, income, and financial returns and positions;

96	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2025 (Unaudited)

●	Investment preferences;
●	Information related to background checks (e.g., “know your client”, anti-money laundering and sanctions checks) and any information related to applicable restrictions on your investments, such as political exposure or sanctions;
●	Information collected in the context of monitoring and surveillance where permitted or required by applicable law, including recordings of telephone and video calls and CCTV; and
●	Other information you or the organization you represent choose to provide, such as through eligibility questionnaires and ongoing investor relations communications.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

Where do we obtain your personal data?

We collect Personal Data about you from a number of sources, including:

WHAT	HOW
Personal data that you give us

●  From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or Social Security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

●   When you provide it to us in correspondence and conversations, including electronic communications such as e-mail and telephone calls

●   When you make transactions with respect to the Fund

●   When you interact with our online platforms and websites (such as bxaccess.com)

●   When you purchase securities from us and/or tell us where to send money

●   From cookies, web beacons, and similar interactions when you or your devices access our sites

●  When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal data that we obtain from others

We obtain Personal Data from:

●   Publicly available and accessible directories and sources

●   Bankruptcy registers

●   Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

●   Governmental and competent regulatory authorities to whom we have regulatory obligations

●   Credit agencies

●   Fraud prevention and detection agencies / organizations

●   Transaction counterparties

Semi-Annual Report | June 30, 2025	97

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2025 (Unaudited)

Why do we process your personal data?

We may process your Personal Data for the following reasons:

WHY	HOW
Contract

It is necessary to perform our contract with you to:

● Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

● Meet the resulting contractual obligations we have to you

● Facilitate the continuation or termination of the contractual relationship between you and the Fund

● Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

● Undertake our client and investor due diligence, and on-boarding checks

● Carry out verification, “know your client”, terrorist financing, sanctions, and anti-money laundering checks

● Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

● Comply with requests from regulatory, governmental, tax and law enforcement authorities

● Carry out surveillance and investigations

● Carry out audit checks

● Maintain statutory registers

● Prevent and detect fraud

● Comply with sanctions requirements

98	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2025 (Unaudited)

Legitimate Interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

● Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

● Assess and process any applications or requests made by you

● Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

● Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

● Address or investigate any complaints, claims, proceedings or disputes

● Provide you with, and inform you about, our investment products and services

● Monitor and improve our relationships with investors

● Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and “know your client” checks

● Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, “know your client”, terrorist financing, and sanctions checks)

● Manage our risk and operations

● Comply with our accounting and tax-reporting requirements

● Comply with our audit requirements

● Assist with internal compliance with our policies and processes

● Ensure appropriate group management and governance

● Keep our internal records

● Prepare reports on incidents/accidents

● Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

● Analyze and manage commercial risks

● Seek professional advice, including legal advice

● Enable any actual or proposed assignee or transferee, participant or

● sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

● Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

● Monitor communications to/from us using our systems

● Protect the security and integrity of our information technology systems

● Protect the security and safety of our buildings and locations where we operate

● Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

● Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent / agent banks

● Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate Interests’ above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Semi-Annual Report | June 30, 2025	99

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2025 (Unaudited)

Who we share your personal data with

We may share your Personal Data as follows:

WHO	WHY
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

● To manage our relationship with you

● For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

● For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers

● Delivering the services you require

● Managing your investment

● Supporting and administering investment-related activities

● Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities

● To comply with applicable laws and regulations

● Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

● Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

● Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

● Supporting and administering investment-related activities

● Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

● Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

● Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers

● Providing you with investment-related services

● To comply with applicable legal and regulatory requirements

● Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

●	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in a country or territory; and
●	Other organizations and agencies—where we are required to do so by law.

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Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2025 (Unaudited)

Do you have to provide us with this personal data?

Where we collect Personal Data from you, we will indicate if:

●	Provision of the Personal Data is necessary for our compliance with a legal obligation; or
●	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.

Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your personal data internationally

We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.

Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under appli- cable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ’Contact Us’ sec- tion for details.

Consent—and your right to withdraw it

Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an e-mail at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post, e-mail, fax or telephone), you may opt-out by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ’Contact Us’ section for details).

Retention and deletion of your personal data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obliga- tions or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

●	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and
●	Retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it. We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.

Semi-Annual Report | June 30, 2025	101

Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2025 (Unaudited)

Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

●	Access your Personal Data
●	Restrict the use of your Personal Data in certain circumstances
●	Have incomplete or inaccurate Personal Data corrected
●	Ask us to stop processing your Personal Data
●	Require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organizations (where this is possible).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please see the ’Contact Us’ section for details.

Concerns or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ’Contact Us’ section for details.

Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

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Blackstone Credit & Insurance Funds	Privacy Procedures

June 30, 2025 (Unaudited)

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by e-mail or access our web form by e-mailing PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address
For EU/UK Related Queries	40 Berkeley Square London W1J 5AL United Kingdom
For All Other Queries	345 Park Avenue New York NY 10154

A list of country specific addresses and contacts for locations where we operate is available at www.blackstone.com/privacy/online-privacy-notice/#appendixA

Changes to this data privacy notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

Semi-Annual Report | June 30, 2025	103

Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2025 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone Senior Floating Rate Term 2027 Term Fund (“BSL”), Blackstone Long-Short Credit Income Fund (“BGX”), and Blackstone Strategic Credit 2027 Term Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each, an “Agreement” and collectively, the “Agreements”) with the Fund’s investment adviser, Blackstone Liquid Credit Strategies LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held in person on May 29, 2025, the Board, including the Independent Trustees, considered, and unanimously approved, the continuation of each Agreement for an additional one-year term. To assist in its consideration, prior to the Contract Renewal Meeting, the Independent Trustees, through their Independent Legal Counsel (“Independent Counsel”) had requested, received and considered a variety of information, including information provided in response to a supplemental request (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. In preparation for the Contract Renewal Meeting, the Independent Trustees met in person in a private session (the “Review Session”) prior to the Contract Renewal Meeting with Independent Counsel to review the Contract Renewal Information. No representatives of the Funds, the Adviser, or Fund management were present at the Review Session. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services the Adviser renders to each Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected on the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services the Adviser provides to each Fund under that Fund’s Agreement.

Board Approval of the Continuation of the Agreements

In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Funds under the Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services the Adviser provides to the Funds under the Agreements. Specifically, the Board took into account the fact that the Adviser has a large and knowledgeable investment team, which sits within one of the largest credit teams in the United States (“U.S.”) and globally, and has expanded its team and resources. The Adviser also reviewed with the Board its investment process, as well as its infrastructure and operational teams that serve the Funds.

The Board also reviewed Contract Renewal Information regarding the Adviser’s compliance policies and procedures established pursuant to the 1940 Act and considered the compliance record for the Adviser and each Fund during the previous year and since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and certain of its affiliates and the financial resources of the corporate parent of the Adviser, Blackstone Inc., available to support the Adviser’s activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services other unaffiliated parties provided to the Fund.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that the Funds’ shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

After considering all these matters, the Board concluded that the nature and quality of the services the Adviser provides to the Funds was acceptable.

Fund Performance

Among other things, the Board received and considered information and analyses (the “Broadridge Performance Information”) comparing the performance of each Fund with a group of funds (the “Peer Group”) selected by Broadridge Financial Solutions (“Broadridge”), an independent provider of investment company data, primarily from the Morningstar U.S. Bank Loan Closed-End Fund classification (the “Morningstar Classification of Bank Loan”) and the Morningstar U.S. High Yield Bond Closed-End Fund classifications (the “Morningstar Classification of High Yield Bonds,” and, together with the Morningstar Classification of Bank Loan, the “Morningstar Classifications”). The Morningstar Classifications consist of 47 closed- end funds. Broadridge selected the Peer Group funds primarily from the Morningstar Classifications to be as comparable as possible to the Funds based upon its consideration of the constituent funds’ investment style, share class characterization, and assets. The Board was provided with a description of the methodology Broadridge used to select each Fund’s Peer Group. The Board noted Broadridge’s view that the relatively limited number of closed-end funds compared to the open-end fund universe creates limitations on peer grouping as compared to certain open-end funds.

104	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2025 (Unaudited)

The Peer Group for BSL consisted of seven funds, including BSL, for each of the 1-, 3-, 5- and 10-year periods ended March 31, 2025 (such periods being hereinafter called the “1- year period”, the “3- year period”, the “5- year period” and the “10- year period,” respectively) with an emphasis on strategies that have high net historical portfolio allocations to bank loans. The Peer Groups for BGX and BGB were the same, which consisted of eight funds, including both BGX and BGB, for each of the 1-, 3-, 5- and 10-year periods. The Peer Group for BGX and BGB included funds with historical portfolio allocations to bank loans of at least 30% and allocations to high-yield bonds. Most Peer Group funds, similar to BGX and BGB, had a majority of their assets allocated to bank loans, while one Peer Group fund had less than 50% of its assets allocated to bank loans. Broadridge included seven funds from outside the Morningstar Classifications with portfolio allocations to bank loans higher than 30% in the Peer Group for BGX and BGB. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception, comparing such Fund’s performance against its benchmarks and its Peer Group funds. The Board also noted that it had also received the return volatility and Sharpe ratio (a measure of risk-weighted return) of each Fund relative to its Peer Group funds. The performance discussion below focuses on the comparison of the Funds’ performance relative to the respective Peer Group, rather than to the broader Morningstar Classifications.

BSL

The Broadridge Performance Information comparing BSL’s performance to that of its Peer Group based on net asset value (“NAV”) per share showed, among other things, that BSL’s returns, measured on a gross return basis, ranked second among its Peer Group funds for the 1-year period; ranked fifth among its Peer Group funds for the 3-year period; and ranked first among its Peer Group funds for the 5- and 10-year periods.1 BSL’s returns, measured on a net return basis, ranked fifth among its Peer Group funds for the 1-year period; ranked sixth among its Peer Group funds for the 3-year period; ranked first among its Peer Group funds for the 5-year period; and ranked fourth among its Peer Group funds for the 10-year period. On a net return basis, BSL’s returns were higher than or equal to the Peer Group median performance for the 5- and 10-year periods, but were lower than the Peer Group median performance with respect to net returns for each of the 1- and 3-year periods. The Board also considered BSL’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information showed that, measured on a gross and net return basis, BSL outperformed its benchmark for each of the 5- and 10-year periods. The Broadridge Performance Information noted that on an annualized trailing, gross return basis, BSL’s 1-, 3-, 5- and 10-year returns outperformed its classification median and benchmark. On a net return basis, BSL’s Sharpe ratio ranked fifth, sixth, third and sixth, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10-year periods.

BGX

The Broadridge Performance Information comparing BGX’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGX’s returns, measured on a gross return basis, ranked third among its Peer Group funds for the 1-year period; ranked fifth among its Peer Group funds for the 3-year period; and ranked second among its Peer Group funds for the 5- and 10-year periods. BGX’s returns, measured on a net return basis, ranked third among its Peer Group funds for the 1-year period; ranked seventh among its Peer Group funds for the 3-year period; ranked second among its Peer Group funds for the 5-year period; and ranked fourth among its Peer Group funds for the 10- year period. The Fund’s net returns were better than the Peer Group median return in the 1-, 5- and 10-year periods, while the Fund’s net returns were worse than the Peer Group median return in the 3-year period. The Board also considered BGX’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information noted that BGX on a gross return basis equaled or outperformed its classification median and benchmark for each of the 1-, 3-, 5-, and 10-year periods. On a net return basis, BGX’s Sharpe ratio ranked third, seventh, sixth and sixth, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10- year periods.

BGB

The Broadridge Performance Information comparing BGB’s performance to that of the Peer Group based on NAV per share showed, among other things, that BGB’s returns, measured on a gross return basis, ranked first among its Peer Group funds for the 1-year period; ranked fourth among its Peer Group funds for the 3-year period; ranked third among its Peer Group funds for the 5-year period; and ranked fifth among its Peer Group funds for the 10-year period. BGB’s returns, measured on a net return basis, ranked fourth among its Peer Group funds for the 1- year period; ranked sixth among its Peer Group funds for the 3-year period; ranked seventh among its Peer Group funds for the 5-year period; and ranked last among its Peer Group funds for the 10-year period. The Fund’s net returns were lower than the Peer Group median performance for each of the 3-, 5- and 10-year periods, and the Fund’s net returns were better than the Peer Group median return in the 1-year period. The Board also considered BGB’s performance relative to its benchmark and in absolute terms. The Broadridge Performance Information noted that BGB on a gross return basis outperformed its classification median and benchmark for each of the 1-, 3-, 5-, and 10-year periods. The Broadridge Performance Information showed that BGB’s Sharpe ratio on a net return basis was ranked fifth, sixth, seventh and eighth, respectively, among its Peer Group funds for the 1-, 3-, 5- and 10- year periods.

[1]	First in these performance rankings represents the fund with the best returns in the Peer Group, and last in these performance rankings represents the fund with the worst returns in the Peer Group, whether measured on a gross or net return basis.

Semi-Annual Report | June 30, 2025	105

Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2025 (Unaudited)

In assessing Fund performance, the Adviser noted that the small number and varying investment strategies of funds in the Peer Groups for BSL, BGX and BGB made meaningful performance comparisons challenging. Broadridge itself noted that the relatively limited number of closed-end funds compared to open-end funds poses particular challenges for creating a reasonable peer group. The Adviser also noted the particular limitations of the BGX and BGB Peer Groups, highlighting the wide range of investment strategies employed and returns achieved by funds in those Peer Groups (relative to the BSL Peer Group). In addition to the Broadridge Performance Information, the Board considered information provided by the Adviser regarding the Funds and the Morningstar Classifications and their respective Peer Groups as to differences in each Fund’s portfolio composition by asset class, credit rating, investment size, and other relevant metrics.

The Board also took into account the credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios, including that the Adviser’s investment process is highly disciplined, repeatable and proactively-enhanced. Based on its review and considering other relevant factors, including those noted above, the Board concluded that the Funds’ performance was acceptable.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable by each Fund to the Adviser under its respective Agreement in light of the nature, extent and overall quality of the investment advisory and other services the Adviser provides to that Fund.

Additionally, the Board received and considered information and analyses (the “Broadridge Expense Information”) that Broadridge prepared, comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with corresponding information contained in the Morningstar Classifications and each Fund’s Peer Group. The comparison was based upon the constituent funds’ latest fiscal years. The discussion below focuses on the Funds’ expenses relative to their respective Peer Groups, rather than to the broader Morningstar Classifications.

BSL

The six funds in BSL’s Peer Group had average common share net assets ranging from $159.50 million to $1.998 billion. Four of the other funds in the Peer Group were larger than BSL and two were smaller. The Broadridge Expense Information—which compared BSL’s actual total expenses to the Peer Group—showed, among other things, that the Fund’s actual Advisory Fee (i.e., giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Peer Group funds) as compared on the basis of common share net assets, ranked last among the seven funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Board noted that BSL’s actual advisory fee was closer to the average for managers with smaller fixed income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked sixth among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

BGX

The seven funds in BGX’s Peer Group (which was the same as BGB’s Peer Group and included BGB) had average common share net assets ranging from $159.50 million to $1.998 billion. Five of the other funds in the Peer Group were larger than BGX and two were smaller. The Broadridge Expense Information—which compared BGX’s actual total expenses to the Fund’s Peer Group—showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked fifth among the funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked seventh among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

BGB

The seven funds in BGB’s Peer Group (which was the same as BGX’s Peer Group and included BGX) had average common share net assets ranging from $159.5 million to $1.998 billion. Two of the other funds in the Peer Group were larger than BGB and five were smaller. The Broadridge Expense Information—which compared BGB’s actual total expenses to the Fund’s Peer Group—showed, among other things, that the Fund’s actual Advisory Fee as compared on the basis of common share net assets, ranked seventh among the funds in the Peer Group and was higher (i.e., worse) than the Peer Group median for that expense component. The Board noted that BGB’s actual advisory fee was closer to the average for managers with smaller fixed income retail platforms. The Fund’s actual total expenses, compared on the basis of common share net assets, ranked last among the funds in the Peer Group and were higher than the Peer Group median for that expense component.

The Board took into account that Broadridge Expense Information indicated that the gross expense ratios of BSL, BGX and BGB increased year-over- year. The Board also noted that the allocation of compensation and non-compensation expenses to the Funds increased year-over-year.

In its evaluation of the Advisory Fee and the Broadridge Expense Information for each Fund, the Board took into account the complexity of each Fund’s investment program and the credit review and other processes the Adviser employs in managing the Funds’ investment portfolios, including how the Adviser’s standing and reputation and the strength of its trading and middle office and risk management support teams is beneficial to the Funds. The Board noted that the Advisory Fee for each of BSL, BGX and BGB were higher year-over-year. The Board further noted that the relatively limited number of closed-end funds compared to the open-end fund universe makes concise peer grouping comparisons challenging. The Board considered the Adviser’s belief that in making such peer comparisons, smaller funds, such as BSL and BGX, may be disadvantaged versus larger funds that have greater opportunities for economies of scale.

106	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Approval of Investment Advisory Agreement

June 30, 2025 (Unaudited)

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional commingled funds and exchange-traded funds. The Board was advised that the base fees paid by such institutional and other clients generally are lower, and may be significantly lower, than the Advisory Fee for any one Fund. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds as compared to these other clients, noting that the Funds are subject to heightened regulatory requirements relative to institutional clients; that the Funds require additional resources for administration; and that the Adviser manages the leverage arrangements of the Funds and coordinates and oversees the provision of services to the Funds by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for each of the past two fiscal years, as well as a description of the methodology by which the Adviser calculates that profitability and any changes in the methodology since the prior year. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies it used in preparing such profitability data. The Board agreed that the Adviser’s profitability in providing investment advisory and other services to each Fund was not excessive in light of the nature, extent and overall quality of such services.

Economies of Scale

The Board received Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Funds’ assets grow. The Board noted that BGB currently does not have any plans to seek additional assets beyond maintaining its dividend reinvestment plan, and that any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio. The Board determined that for each Fund, to the extent economies of scale may be realized by the Adviser, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Other Benefits to the Adviser

The Board considered other benefits the Adviser and its affiliates receive as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

*****

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

The Board did not identify any single factor it reviewed as being the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by their Independent Counsel throughout the process. Prior to the Review Session and the Contract Renewal Meeting, the Independent Trustees received a memorandum as to their responsibilities from their Independent Counsel.

Semi-Annual Report | June 30, 2025	107

Blackstone Credit & Insurance Funds	Trustees & Officers

June 30, 2025 (Unaudited)

The overall management of the business and affairs of the Funds, including oversight of the Adviser, is vested in the Board. The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board to hold office until removed or replaced by the Board or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Adviser, the Trustees and the Funds’ officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below. The SAI includes additional information about the board members and is available, without charge, upon request. Shareholders may call (888) 756-8443 or email BlackstoneShareholderRelations@Blackstone.com to request the SAI.

NON-INTERESTED TRUSTEES(1)

Name, Address and Year of Birth(2)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Jane M. Siebels(3) Birth Year: 1960	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: November 2021 BGX: November 2021 BGB: November 2021 Term Expires: BSL: 2026 BGX: 2026 BGB: 2026	Ms. Siebels was formerly a Consultant at Per4M and advises a small global equity hedge fund. Currently, she is the CEO of Homer Technology.	3	Scotia Bank (Bahamas); Scotia Bank International (Bahamas); Scotia Trust (Bahamas); First Trust Bank (Bahamas); Global Innovation Fund
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2027 BGX: 2027 BGB: 2027	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm.	3	Sisecam Resources LP (formerly, Ciner Resources LP) (master limited partnership) (until 2023)
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2027 BGX: 2027 BGB: 2027	Mr. Schpero is retired. Prior to January 2000, he was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust; 1290 Funds

108	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Trustees & Officers

June 30, 2025 (Unaudited)

INTERESTED TRUSTEE(5)

Name, Address and Year of Birth(2)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Daniel Leiter Birth Year: 1983	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: November 2024 BGX: November 2024 BGB: November 2024 Term Expires: BSL: 2028 BGX: 2028 BGB: 2028	Dan Leiter is the Head of International for Blackstone Credit & Insurance and the Global Head of Liquid Credit Strategies. Prior to joining Blackstone in 2024, Mr. Leiter worked at Morgan Stanley where he was most recently a Managing Director in Fixed Income. At Morgan Stanley, Mr. Leiter was globally responsible for the Securitized Products Trading and Alternative Financing businesses. He was also the head of European Securitized Products across all business lines including trading, sales, structuring and lending.	3	None

Semi-Annual Report | June 30, 2025	109

Blackstone Credit & Insurance Funds	Trustees & Officers

June 30, 2025 (Unaudited)

OFFICERS

Name, Address and Year of Birth(2)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel Leiter Birth Year: 1983	Chairman of the Board, President, Chief Executive Officer, Trustee	Officer Since: BSL: November 2024 BGX: November 2024 BGB: November 2024	Mr. Leiter is the Head of International for Blackstone Credit & Insurance and the Global Head of Liquid Credit Strategies. Prior to joining Blackstone in 2024, Mr. Leiter worked at Morgan Stanley where he was most recently a Managing Director in Fixed Income. At Morgan Stanley, Mr. Leiter was globally responsible for the Securitized Products Trading and Alternative Financing businesses. He was also the head of European Securitized Products across all business lines including trading, sales, structuring and lending.
Gregory Roppa Birth Year: 1979	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2022 BGX: March 2022 BGB: March 2022 Term of Office: Indefinite	Mr. Roppa is a Managing Director in the Global Fund Finance group of Blackstone, where he focuses on the accounting and financial reporting for certain entities within Blackstone Credit & Insurance, and Real Estate businesses. Before joining Blackstone in 2019, Mr. Roppa was the Director of Operations and Fund Accounting for Clinton Group Inc., an alternative asset management firm.
Robert Post Birth Year: 1989	Executive Vice President and Assistant Secretary	Officer Since: BSL: January 2024 BGX: January 2024 BGB: January 2024 Term of Office: Indefinite	Mr. Post is a Managing Director and the Head of U.S. CLO Management for Blackstone Credit & Insurance. Mr. Post is also a Portfolio Manager of the U.S. closed-end funds. Before joining Blackstone in 2017, Mr. Post was a Junior Portfolio Manager at BlackRock, where his responsibilities included various leveraged loan and high yield mandates.
Kevin Michel Birth Year: 1986	Chief Legal Officer and Secretary	Officer Since: BSL: November 2024 BGX: November 2024 BGB: November 2024 Term of Office: Indefinite	Mr. Michel is a Managing Director in the Legal & Compliance group at Blackstone. He joined Blackstone in 2015 and is involved in the legal structuring and management of Blackstone’s retail-focused funds, with a particular focus on investment companies registered under the Investment Company Act of 1940. Before joining Blackstone in 2015, Mr. Michel was an Associate in the Asset Management Group of Willkie Farr & Gallagher LLP, where he focused on the formation and operation of hedge funds and registered investment companies.
William Renahan Birth Year: 1969	Chief Compliance Officer	Officer Since: BSL: September 2022 BGX: September 2022 BGB: September 2022 Term of Office: Indefinite	Mr. Renahan is a Managing Director in the Legal & Compliance group at Blackstone. Before joining Blackstone in 2022, he was a Senior Managing Director and Chief Compliance Officer at Duff & Phelps Investment Management.
Valerie Naratil Birth Year: 1988	Public Relations Officer	Officer Since: BSL: February 2021 BGX: February 2021 BGB: February 2021 Term of Office: Indefinite	Ms. Naratil is a Managing Director and a member of the Institutional Client Solutions group at Blackstone, focused on Blackstone Credit & Insurance’s Liquid Credit Strategies business. Before joining Blackstone Credit & Insurance in 2014, Ms. Naratil worked at UBS Investment Bank, advising corporate clients across the Healthcare industry.

(1)	Effective upon adjournment of the meeting of the Board on February 21, 2025, Edward H. D’Alelio resigned from his position as Trustee of the Funds.
(2)	Except for Daniel Leiter, the address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154. Daniel Leiter’s address is Berkeley Square House, London, W1J6BD, United Kingdom.
(3)	Effective upon adjournment of the meeting of the Board on February 21, 2025, Edward H. D’Alelio resigned from his position as a preferred trustee with respect to BGB’s mandatory redeemable preferred shares, and Jane M. Siebels was appointed as a preferred trustee with respect to BGB’s mandatory redeemable preferred shares.

110	www.blackstone-credit.com

Blackstone Credit & Insurance Funds	Trustees & Officers

June 30, 2025 (Unaudited)

(4)	The “Fund Complex” consists of the Blackstone Credit & Insurance Closed-End Funds, Blackstone Secured Lending Fund, Blackstone Private Credit Fund, Blackstone Alternative Multi-Strategy Fund, Blackstone Private Real Estate Credit & Income Fund and Blackstone Private Multi-Asset Credit and Income Fund.
(5)	“Interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Leiter is an interested person due to his employment with the Adviser.

Semi-Annual Report | June 30, 2025	111

Blackstone

Trustees
Daniel Leiter
Chairman of the Board of Trustees
Thomas W. Jasper
Gary S. Schpero
Jane M. Siebels

Investment Manager
Blackstone Liquid Credit Strategies LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 10th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Transfer Agent
Computershare Inc.
150 Royall Street
Canton, Massachusetts 02021

Fund Officers
Daniel Leiter
President and Chief Executive Officer
Gregory Roppa
Chief Financial Officer and Treasurer
Robert Post
Executive Vice President and Assistant Secretary
Kevin Michel
Chief Legal Officer and Secretary
William Renahan
Chief Compliance Officer
Valerie Naratil
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their securities in the open market.
Information on the Funds is available at https://www.blackstone.com/our-businesses/registered-products/#closed-end-funds.

1.877.876.1121 | WWW.BLACKSTONE-CREDIT.COM

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. See Approval of Investment Advisory Agreement in Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this Report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The registrant did not engage in securities lending activities during its most recent fiscal year.

(b)	The registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Senior Floating Rate 2027 Term Fund

By:	/s/ Daniel Leiter
Daniel Leiter (Principal Executive Officer)
President and Chief Executive Officer

Date:	September 4, 2025

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone Senior Floating Rate 2027 Term Fund

By:	/s/ Daniel Leiter
Daniel Leiter (Principal Executive Officer)
President and Chief Executive Officer

Date:	September 4, 2025

By:	/s/ Gregory Roppa
Gregory Roppa (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	September 4, 2025